PROSPECTUS SUPPLEMENT
(To Prospectus dated November 18, 1998)
      [Allied Capital Logo]
                                 576,326 SHARES
                           ALLIED CAPITAL CORPORATION

                                  COMMON STOCK
                            ------------------------

     All of the shares (the "Shares") of the Company's common stock, par value $0.0001 per share (the "Common Stock") offered hereby are being issued and sold by the Company to an institutional investor at negotiated purchase prices, per share, equal to the Volume Weighted Average Price on the Nasdaq National Market as reported by Bloomberg L.P. using the AQR function for the Shares (the "Average Trading Price"), less a discount of 3.0% (the "Purchase Price"), for each of the sixteen trading days during the period from January 4, 1999 to January 26, 1999 (the "Investment Period").

     The total number of shares offered hereby equals the aggregate number of shares resulting from:

      (i) the allocation of the purchaser's proposed aggregate investment of $10.0 million on a pro rata basis over the Investment Period; and

     (ii) the purchase, on each day during the Investment Period on which the Average Trading Price exceeds $16.50 (the "Threshold Price") or on which the Average Trading Price is below the Threshold Price and the purchaser chooses to purchase shares at the Threshold Price, of the maximum number of whole shares at the Purchase Price, resulting in the purchase of a total of 576,326 shares at an average purchase price per share of $17.3513 and offering proceeds to the Company of approximately $10.0 million.

In the event of an ex-dividend date between the starting date of the Investment Period and the date on which the number of shares are received, the price to be paid per share will be reduced by the dividend amount. See "Plan of Distribution."

     The Company's Common Stock is traded on the Nasdaq National Market under the symbol "ALLC." On January 26, 1999, the last reported sales price for the Common Stock on the Nasdaq National Market was $18.00 per share.

     The Company, a Maryland corporation, is an internally managed closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended. The Company's investment objective is to achieve current income and capital gains.

     This Prospectus Supplement and the Prospectus set forth the information about the Company that a prospective investor should know before investing and should be retained for future reference. Additional information about the Company, including such information contained in the Statement of Additional Information ("SAI") dated the same date as the Prospectus, has been filed with the U.S. Securities and Exchange Commission (the "Commission") and is available upon written or oral request without charge by the Company at 1919 Pennsylvania Avenue, N.W., Washington, DC 20006, Investor Relations, or by calling 1-888-818-5298. The Commission maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Company. The SAI is incorporated in its entirety by reference to the Prospectus and its table of contents appears on page 60 of the Prospectus.

                            ------------------------
   SEE "RISK FACTORS" BEGINNING ON PAGE 8 OF THE ACCOMPANYING PROSPECTUS FOR CERTAIN INFORMATION THAT SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF THE
             SHARES OFFERED HEREBY, INCLUDING THE RISK OF LEVERAGE.

                            ------------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

           The date of this Prospectus Supplement is January 26, 1999

     NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED HEREBY, NOR DO THEY CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS NOR ANY SALE MADE HEREUNDER AND THEREUNDER SHALL UNDER ANY CIRCUMSTANCES IMPLY THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AS OF A DATE SUBSEQUENT TO THEIR RESPECTIVE DATES.
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROSPECTUS SUPPLEMENT
Fees and Expenses...........................................  S-2
Recent Developments.........................................  S-3
Use of Proceeds.............................................  S-3
Plan of Distribution........................................  S-3
PROSPECTUS
Prospectus Summary..........................................    1
Risk Factors................................................    8
The Company.................................................   11
Use of Proceeds.............................................   11
Price Range of Common Stock and Distributions...............   12
Selected Consolidated Financial Data........................   13
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   15
Senior Securities...........................................   27
Business....................................................   32
Portfolio Companies.........................................   42
Determination of Net Asset Value............................   46
Management..................................................   47
Taxation....................................................   51
Certain Government Regulations..............................   53
Dividend Reinvestment Plan..................................   55
Description of Capital Stock................................   55
Plan of Distribution........................................   59
Legal Matters...............................................   59
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   60
Independent Public Accountants..............................   60
Table of Contents of Statement of Additional Information....   60
Index to Financial Statements...............................   61

                            ------------------------

     INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE," OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. THE MATTERS DESCRIBED IN "RISK FACTORS" AND CERTAIN OTHER FACTORS NOTED THROUGHOUT THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, AND IN ANY EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, ARE A PART, CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.
                            ------------------------

                               FEES AND EXPENSES

    The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
    Privately Negotiated Transaction (as a percentage of
     offering price)(1).....................................    3.0%
    Dividend reinvestment plan fees (2).....................    None
ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)(3)
    Operating expenses(4)...................................    5.4%
    Interest payments on borrowed funds(5)..................    5.0%
                                                               -----
         Total annual expenses(6)...........................   10.4%
                                                               =====

---------------
(1) The discount with respect to the Shares sold by the Company in this offering is the only sales load paid in connection with this offering.
(2) The expenses of the Company's DRIP Plan are included in "Operating expenses." The Company has no cash purchase plan. The participants in the DRIP Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" in the Prospectus.
(3) "Consolidated net assets attributable to common shares" equals net assets (i.e., total assets less total liabilities) at September 30, 1998.
(4) "Operating expenses" represent all operating expenses of the Company excluding interest on indebtedness. Operating expenses exclude the formula and cut-off awards. See "Management -- Compensation Plans" in the Prospectus.
(5) The "Interest payments on borrowed funds" percentage is based on estimated interest payments for the year ended December 31, 1998 divided by consolidated net assets attributable to common shares. The Company had outstanding borrowings of $361.7 million at September 30, 1998. This percentage for the year ended December 31, 1997 was 6.4%. See "Risk
    Factors -- Risks of Leverage" in the Prospectus.
(6) "Total annual expenses" as a percentage is based on estimated amounts for the year ended December 31, 1998. "Total annual expenses" as a percentage of consolidated net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The "Total annual expenses" percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total annual expenses" for the Company would be 5.4% of consolidated total assets.

EXAMPLE

    The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no additional leverage and the payment by the Company of operating expenses at the levels set forth in the table above.

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return...............................   $133     $337      $539      $1,040

    Although the example assumes (as required by the Commission) a 5.0% annual return, the Company's performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP Plan may receive shares issued by the Company at or above net asset value or purchased by the Plan Agent (as defined below), as administrator of the DRIP Plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Dividend Reinvestment Plan" in the accompanying Prospectus.

 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              RECENT DEVELOPMENTS

     For the year ended December 31, 1998, the Company invested approximately $525 million in growing businesses, a 44% increase over total new investment activity of $365 million in 1997. During the fourth quarter of 1998, the Company invested approximately $175 million, a 74% increase over the Company's 1998 third quarter investment activity and a 70% increase over the Company's 1997 fourth quarter investment activity.

     For 1998, the Company originated or purchased a total of $236 million in mezzanine investments, which is an increase from $66.7 million in 1997. New mezzanine financings in the fourth quarter of 1998 totaled $109 million.

     The Company's fourth quarter in 1998 mezzanine investment activity included the discounted purchase of two corporate high-yield debt instruments for approximately $22.2 million. These bonds were purchased at discounts to face of 10% and 19%, respectively, resulting from a lack of market liquidity in the fourth quarter of 1998. The Company estimates that its yield to maturity on these discounted bonds will approximate 15%. The Company will continue to monitor activity in the high-yield debt market; however, it believes that similar attractive discounted purchase opportunities are not currently available.

     During 1998, excluding the high-yield debt investments, the Company originated nineteen mezzanine investments with an average investment size of $10.6 million.

     In its commercial real estate lending area, the Company purchased $67.2 million of non-investment grade bonds collateralized by commercial real estate loans for $32.2 million in the fourth quarter of 1998. Recent turmoil in the collateralized commercial mortgage backed securities ("CMBS") market has created a lack of liquidity for traditional buyers of non-investment grade bonds, which resulted in the opportunity to purchase bonds at significant discounts during the fourth quarter. The Company plans to continue to opportunistically purchase bonds at significant discounts throughout the first quarter of 1999.

     In addition to the CMBS purchase, new commercial real estate financings totaled $15.8 million during the fourth quarter of 1998 for a total new commercial real estate financing during 1998 of $198.5 million. Total commercial real estate financings for 1997 were $249 million.

     For 1998, the Company invested a total of approximately $58 million in SBA
Section 7(a) guaranteed loans, a 17% increase over new loan originations for 1997. The Company invested a total of $18 million in this product area during the fourth quarter. During the fourth quarter, the Company made 7(a) guaranteed loans to 25 borrowers operating in a variety of industries.

     In addition, the Company has opened an Atlanta, Georgia office which will focus initially on generating SBA Section 7(a) guaranteed loans.

                                USE OF PROCEEDS

     The net proceeds from the sale of the Shares offered hereby, after deducting estimated expenses of this offering, are approximately $9.9 million. The Company intends to use the net proceeds from the sale of the Shares for general corporate purposes, which may include investment in small to medium-sized, private growth companies in accordance with the Company's investment objective, repayment of indebtedness outstanding from time to time, acquisitions and other general corporate purposes. In addition, the Company may use the proceeds to pursue certain opportunities to purchase debt securities in the corporate high-yield market and commercial mortgage backed securities market.

                              PLAN OF DISTRIBUTION

     All of the shares (the "Shares") of the Company's common stock, par value $0.0001 per share (the "Common Stock") offered hereby are being issued and sold by the Company to an institutional investor at negotiated purchase prices, per share, equal to the Volume Weighted Average Price on the Nasdaq National Market as reported by Bloomberg L.P. using the AQR function for the Shares (the "Average Trading

Price"), less a discount of 3.0% (the "Purchase Price"), for each of the sixteen trading days during the period from January 4, 1999 to January 26, 1999 (the "Investment Period").

     The total number of shares offered hereby equals the aggregate number of shares resulting from

      (i) the allocation of the purchaser's proposed aggregate investment of $10.0 million on a pro rata basis over the Investment Period, and

     (ii) the purchase, on each day during the Investment Period on which the Average Trading Price exceeds $16.50 (the "Threshold Price") or on which the Average Trading Price is below the Threshold Price and the purchaser chooses to purchase shares at the Threshold Price, of the maximum number of whole shares at the Purchase Price, resulting in the purchase of a total of 576,326 shares at an average purchase price per share of $17.3513 and net offering proceeds to the Company, after deduction of estimated offering expenses of $119,150, of approximately $9.9 million.

In the event of an ex-dividend date between the starting date of the Investment Period and the date on which the number of shares are received, the price to be paid per share will be reduced by the dividend amount.

PROSPECTUS

     [Allied Capital Logo]

                                6,612,500 SHARES
                           Allied Capital Corporation

                                  COMMON STOCK

     Allied Capital Corporation (the "Company") may offer, from time to time, up to 6,612,500 shares of common stock, par value $.0001 per share (the "Shares"), on terms to be determined at the time of offering. The Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"), provided, however, that the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value ("NAV") per share of the Company's common stock.

     The Shares may be offered by the Company directly to one or more purchasers, through agents designated from time to time by the Company, or to or through underwriters or dealers. If any agents or underwriters are involved in the sale of the Shares, their names, and any applicable purchase price, fee, commission or discount arrangement between or among them, will be set forth, or will be calculable from the information set forth, in an accompanying Prospectus Supplement. See "Plan of Distribution." No Shares may be sold by the Company through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of such Shares. The common stock is traded on the Nasdaq National Market under the symbol "ALLC." As of November 18, 1998, the last reported sales price for the common stock was $17.063.

     The Company, a Maryland corporation, is an internally managed closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended. The Company's investment objective is to achieve current income and capital gains. The Company seeks to achieve its investment objective by investing primarily in private small to medium-sized growing businesses in a variety of industries and in diverse geographic locations, primarily in the United States. See "Business." No assurances can be given that the Company will continue to achieve its objective.

     This Prospectus, and the accompanying Prospectus Supplement, if any, sets forth the information about the Company that a prospective investor should know before investing and should be retained for future reference. Additional information about the Company, including such information contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus, has been filed with the U.S. Securities and Exchange Commission (the "Commission") and is available upon written or oral request without charge by the Company at 1919 Pennsylvania Avenue, N.W. Washington, D.C. 20006, Investor Relations, or by calling 1-888-818-5298. The Commission maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Company. The SAI is incorporated in its entirety by reference to the Prospectus and its table of contents appears on page 60 of the Prospectus. See "Additional Information."

                            ------------------------

 SEE "RISK FACTORS" BEGINNING ON PAGE 8 FOR CERTAIN INFORMATION THAT SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF THE SHARES OFFERED HEREBY, INCLUDING THE
                               RISK OF LEVERAGE.

                            ------------------------

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE
ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                            ------------------------

    THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF SECURITIES UNLESS
                    ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

                            ------------------------

                The date of this Prospectus is November 18, 1998

     NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS OR ANY PROSPECTUS SUPPLEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY UNDERWRITER OR AGENT. THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED HEREBY, NOR DO THEY CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. NEITHER THE DELIVERY OF THIS PROSPECTUS OR ANY PROSPECTUS SUPPLEMENT NOR ANY SALE MADE HEREUNDER OR THEREUNDER SHALL UNDER ANY CIRCUMSTANCES IMPLY THAT THE INFORMATION CONTAINED HEREIN OR THEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THEIR RESPECTIVE DATES.

                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Risk Factors................................................    8
The Company.................................................   11
Use of Proceeds.............................................   11
Price Range of Common Stock and Distributions...............   12
Selected Consolidated Financial Data........................   13
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   15
Senior Securities...........................................   27
Business....................................................   32
Portfolio Companies.........................................   42
Determination of Net Asset Value............................   46
Management..................................................   47
Taxation....................................................   51
Certain Government Regulations..............................   53
Dividend Reinvestment Plan..................................   55
Description of Capital Stock................................   55
Plan of Distribution........................................   59
Legal Matters...............................................   59
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   60
Independent Public Accountants..............................   60
Table of Contents of Statement of Additional Information....   60
Index to Financial Statements...............................   61

                            ------------------------

     INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE" OR "CONTINUE" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. THE MATTERS DESCRIBED IN "RISK FACTORS" AND CERTAIN OTHER FACTORS NOTED THROUGHOUT THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, AND IN ANY EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS, AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, IF ANY, IS A PART, CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS.

                                       (i)

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by and should be read in conjunction with the more detailed information and the financial statements and notes thereto appearing elsewhere in this Prospectus.

     The Company's current business and investment portfolio resulted from the merger on December 31, 1997 of Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Commercial Corporation, Allied Capital Lending Corporation and Allied Capital Advisers, Inc. Immediately following the merger, the surviving company, Allied Capital Lending Corporation, changed its name to "Allied Capital Corporation." All information in this Prospectus, unless otherwise indicated, has been presented as if the predecessor companies had merged as of the beginning of the earliest period presented. Unless the context otherwise requires, references in this Prospectus to "ACC" or the "Company" are to the Company and its consolidated subsidiaries. See "The Company."

                                  THE COMPANY

     Allied Capital Corporation is a lender to and investor in private small and medium-sized businesses. The Company has been lending to private growing businesses for 40 years and has financed thousands of borrowers nationwide in a variety of industries. In addition to its core lending business, the Company provides advisory services to private investment funds. The Company's lending operations are conducted in three primary areas: mezzanine finance, commercial real estate finance, and 7(a) lending. The principal loan products of the Company include subordinated loans with equity features, commercial mortgage loans, and Small Business Administration ("SBA") 7(a) guaranteed loans.

     The Company is a value-added full-service lender and sources, originates and services all of the loans in its portfolio. The Company sources loans and investments through its numerous relationships with regional and boutique investment banks, mezzanine and venture capital investors, and other intermediaries, including professional services firms. In order to increase its sourcing and origination activities, the Company has offices in Chicago, San Francisco and Detroit. The Company centralizes its credit approval function and services its loans through an experienced staff of professionals at its headquarters in Washington, D.C. In addition, the Company has an office in Frankfurt, Germany to provide investment advisory services to a private investment fund making loans in Germany.

     The Company has experienced significant growth in its investment portfolio in the past several years. The fair value of the Company's portfolio grew at an annual compound growth rate of 20.2% to $697.0 million as of December 31, 1997 from $334.2 million as of December 31, 1993, and at December 31, 1997 included 819 borrower relationships in 40 states and the District of Columbia. The Company's portfolio income grew at an annual compound growth rate of 23.7% to $46.1 million from $19.7 million for the years ended December 31, 1997 and 1993, respectively. Additionally, the Company generated a total of $45.5 million in net realized gains during the five-year period ended December 31, 1997. Prior to the merger, the predecessor companies had a history of providing solid earnings and dividend growth for their shareholders.

     As a lender, the Company targets a market niche between the senior debt financing provided by traditional lenders, such as banks and insurance companies, and the equity capital provided by venture capitalists and private equity investors. The Company believes that many traditional lenders, due to their overhead costs, regulatory structure or size, are hindered from lending effectively to small and medium-sized businesses. Many traditional lenders do not offer a long-term financing option for small to medium-sized businesses. In addition, the Company recognizes that entrepreneurs need an alternative to the high cost and dilutive nature of venture equity capital. The Company is an "enterprise value" lender, which means that it analyzes the potential equity value of a portfolio company when making an investment decision, in addition to the customary collateral and cash flow analyses used by traditional lenders. In its mezzanine finance operations, the Company assesses the underlying value of a borrower's equity capital and may structure its loans to include an equity component in order to enhance its total return on investment. In its commercial real estate operations, the Company assesses the borrower's enterprise value to more accurately determine the ability of the borrower to service its debt. The Company believes that its experience as an enterprise value lender provides it with a competitive advantage in originating attractive investment opportunities.

     On December 31, 1997, the Company completed the merger of five separate Allied Capital companies, all of which were engaged in small business finance. The objective of the merger was to create a single, large company and to establish a solid foundation for future growth. The increased size of the Company's portfolio, equity capital base, and market capitalization as a result of the merger has benefited the Company in many respects. The larger portfolio has enabled the Company to increase the size of the loans it originates while maintaining adequate portfolio size diversity. This is expected to increase both the level of annual loan originations as well as enhance the credit quality of the Company's portfolio. The larger equity capital base has strengthened the Company's credit profile, and has enabled the Company to restructure its credit facilities and obtain unsecured debt financing at a lower cost with more favorable financing terms. In addition, the Company believes that its larger market capitalization has increased its access to capital. Greater access to capital at a lower cost has enabled the Company to price its loans to borrowers more competitively.

     The Company's objective is to continue to be a leader in financing growing businesses. The Company believes that the merger created the structural and financial foundation from which to grow, and management continues to refine its operations. The Company has streamlined its operations and fully integrated all of its lending disciplines in order to improve its efficiency and benefits from synergies between the various lending areas. The Company has reallocated both financial and human resources to increase capacity to originate higher yielding mezzanine and SBA 7(a) loans. The Company has developed certain key strategies which it believes will enable it to achieve its objective and result in continued growth in assets and profitability. The principal elements of the Company's strategies are: (i) growth in loan originations, (ii) maintenance of asset quality, and (iii) efficient management of the balance sheet in order to maximize returns to shareholders. In addition, the Company plans to further its growth through the acquisition of portfolios and related businesses, and through strategic partnerships with other lenders and intermediaries.

     The Company has an advantageous structure that allows for the "pass-through" of income to its shareholders without the imposition of a corporate level of taxation. See "Taxation." The Company is an internally managed closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by investing in growing businesses in a variety of industries and in diverse geographic locations, primarily in the United States. See "Business."

                                  THE OFFERING

     The Company may offer, from time to time, up to 6,612,500 shares of common stock, par value $.0001 per share (the "Shares"), on terms to be determined at the time of offering. The Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"), provided, however, that the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value ("NAV") per share of the Company's common stock.

     The Shares may be offered by the Company directly to one or more purchasers, through agents designated from time to time by the Company, or to or through underwriters or dealers. If any agents or underwriters are involved in the sale of the Shares, their names, and any applicable purchase price, fee, commission or discount arrangement between or among them, will be set forth, or will be calculable from the information set forth, in an accompanying Prospectus Supplement. See "Plan of Distribution." No Shares may be sold by the Company through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of such Shares.

Nasdaq National Market
Symbol........................    ALLC

Use of Proceeds...............    Unless otherwise specified in the Prospectus
                                  Supplement accompanying this Prospectus, the
                                  Company intends to use the net proceeds from the sale of the Shares for general corporate purposes, which may include investment in small to medium-sized, private growth companies in accordance with the Company's investment objective, repayment of indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

Distributions.................    The Company currently intends to distribute
                                  quarterly to its shareholders substantially all of its net income and net realized capital gains and may annually make an additional distribution of net investment income and short term capital gains (and long term capital gains, if any) realized by the Company during the year that had not been distributed through the quarterly dividends. See "Price
                                  Range of Common Stock and Distributions."

Dividend Reinvestment Plan....    The Company has adopted an "opt out" dividend
                                  reinvestment plan ("DRIP Plan"). Under the DRIP Plan, distributions to a shareholder owning shares registered in his or her own name will be automatically reinvested in additional shares of common stock unless a shareholder elects to "opt out" of the DRIP
                                  Plan. See "Dividend Reinvestment Plan."

Principal Risk Factors........    Investment in shares of common stock involves
                                  certain risks relating to the structure and investment objective of the Company that should be considered by the prospective purchasers of the Shares. As a BDC, the Company's consolidated portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and such investments are generally illiquid. A large number of entities and individuals compete for the same kind of investment opportunities as does the Company. The Company borrows funds to make investments in and loans to small and medium-sized businesses. As a result, the Company is exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the loss of pass-through tax treatment under Subchapter M of the Internal Revenue Code of
                                  1986, as amended (the "Code") could have a materially adverse effect on the total return, if any, obtainable from an investment in the Company. See "Risk Factors" for a discussion of such risks, including the effect of leverage.

Certain Anti-Takeover
Provisions....................    The Company's Charter and bylaws, as well as
                                  certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company and thereby inhibit a change in control of the Company in circumstances that could give the holders of common stock the opportunity to realize a premium over the then prevailing market price for the common stock. See
                                  "Description of Capital Stock -- Certain
                                  Anti-Takeover Provisions."

                               FEES AND EXPENSES

     The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
     Sales load (as a percentage of offering price)(1)......     --%
     Dividend reinvestment plan fees(2).....................    None

ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)(3)
     Operating expenses(4)..................................    5.4%
     Interest payments on borrowed funds(5).................    5.0%
                                                               -----
          Total annual expenses(6)..........................   10.4%
                                                               =====

---------------
(1) In the event that Shares to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the applicable sales load.
(2) The expenses of the Company's DRIP Plan are included in "Operating expenses." The Company has no cash purchase plan. The participants in the DRIP Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."
(3) "Consolidated net assets attributable to common shares" equals net assets (i.e., total assets less total liabilities) at September 30, 1998.
(4) "Operating expenses" represent all operating expenses of the Company excluding interest on indebtedness. Operating expenses exclude the formula and cut-off awards. See "Management -- Compensation Plans."
(5) The "Interest payments on borrowed funds" percentage is based on estimated interest payments for the year ended December 31, 1998 divided by consolidated net assets attributable to common shares. The Company had outstanding borrowings of $361.7 million at September 30, 1998. This percentage for the year ended December 31, 1997 was 6.4%. See "Risk
    Factors -- Risks of Leverage."
(6) "Total annual expenses" as a percentage is based on estimated amounts for the year ended December 31, 1998. "Total annual expenses" as a percentage of consolidated net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The "Total annual expenses" percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total annual expenses" for the Company would be 5.4% of consolidated total assets.

EXAMPLE

     The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts assume no additional leverage and the payment by the Company of operating expenses at the levels set forth in the table above. In the event that Shares to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will restate this example to reflect the applicable sales load.

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5.0% annual return.............................   $104     $312      $517      $1,025

     Although the example assumes (as required by the Commission) a 5.0% annual return, the Company's performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP Plan may receive shares issued by the Company at or above net asset value or purchased by the Plan Agent (as defined below), as administrator of the DRIP Plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Dividend Reinvestment Plan."

 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      SELECTED CONSOLIDATED FINANCIAL DATA

     The consolidated financial information of the Company set forth below should be read in conjunction with the Consolidated Financial Statements and Notes thereto presented elsewhere in this Prospectus. Financial information for the years ended December 31, 1997, 1996 and 1995 has been derived from audited financial statements. Financial information for the years ended December 31, 1994 and 1993 has been derived from the audited financial statements of the individual Predecessor Companies. The selected financial data reflects the operations of the Company with all periods restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented. Financial information at September 30, 1998 and for the nine-month periods ended September 30, 1998 and 1997 is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998. SEE "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" ON PAGE 15 FOR MORE INFORMATION.

                                                      NINE MONTHS
                                                         ENDED
                                                     SEPTEMBER 30,                 YEAR ENDED DECEMBER 31,
                                                   -----------------   -----------------------------------------------
                                                    1998      1997      1997      1996      1995      1994      1993
                                                   -------   -------   -------   -------   -------   -------   -------
                 OPERATING DATA:                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest and related portfolio income:
    Interest.....................................  $58,428   $62,844   $86,882   $77,541   $61,550   $47,065   $33,639
    Net premiums from loan dispositions..........    2,913     5,225     7,277     4,241     2,796     2,380     2,196
    Net gain on securitization of commercial
      mortgage loans.............................   14,812        --        --        --        --        --        --
    Investment advisory fees and other income....    4,611     3,352     3,246     3,155     4,471     2,710     1,833
                                                   -------   -------   -------   -------   -------   -------   -------
        Total interest and related portfolio
          income.................................   80,764    71,421    97,405    84,937    68,817    52,155    37,668
                                                   -------   -------   -------   -------   -------   -------   -------
Expenses:
    Interest on indebtedness.....................   14,539    19,718    26,952    20,298    12,355     7,486     7,053
    Salaries and employee benefits...............    8,254     6,507    10,258     8,774     8,031     6,929     5,510
    General and administrative...................    8,970     7,040     8,970     8,289     6,888     7,170     5,441
    Merger.......................................       --        --     5,159        --        --        --        --
                                                   -------   -------   -------   -------   -------   -------   -------
        Total operating expenses.................   31,763    33,265    51,339    37,361    27,274    21,585    18,004
    Formula and cut-off awards(1)................    5,532        --        --        --        --        --        --
                                                   -------   -------   -------   -------   -------   -------   -------
    Portfolio income before realized and
      unrealized gains...........................   43,469    38,156    46,066    47,576    41,543    30,570    19,664
                                                   -------   -------   -------   -------   -------   -------   -------
Net realized and unrealized gains
    Net realized gains...........................   20,001     7,526    10,704    19,155    12,000     6,236    (2,569)
    Net unrealized gains (losses)................     (437)    4,787     7,209    (7,412)    9,266    (2,244)    2,039
                                                   -------   -------   -------   -------   -------   -------   -------
        Total net realized and unrealized gains
          (losses)...............................   19,564    12,313    17,913    11,743    21,266     3,992      (530)
                                                   -------   -------   -------   -------   -------   -------   -------
Income before minority interests and income
  taxes..........................................   63,033    50,469    63,979    59,319    62,809    34,562    19,134
Minority interests...............................       --       950     1,231     2,427       546        --        --
Income tax expense...............................    1,585     1,431     1,444     1,945     1,784       672       171
                                                   -------   -------   -------   -------   -------   -------   -------
Net increase in net assets resulting from
  operations.....................................  $61,448   $48,088   $61,304   $54,947   $60,479   $33,890   $18,963
                                                   =======   =======   =======   =======   =======   =======   =======
Per Share:
Basic earnings per common share..................  $  1.19   $   .98   $  1.24   $  1.19   $  1.38   $   .80   $   .46
Diluted earnings per common share................     1.19       .97      1.24      1.17      1.37       .79       .46
Basic earnings per common share excluding merger
  expenses.......................................     1.19       .98      1.35      1.19      1.38       .80       .46
Total tax distributions per common share(2)......  $  1.05   $   .91   $  1.71   $  1.23   $  1.09   $   .94   $   .74
Weighted average basic common shares
  outstanding(3).................................   51,502    48,759    49,218    46,172    43,697    42,463    40,466
Weighted average diluted common shares
  outstanding(3).................................   51,712    49,287    49,251    46,733    44,010    42,737    40,809

                                        (Footnotes appear on the following page)

                                                 AT                           AT DECEMBER 31,
                                            SEPTEMBER 30,   ----------------------------------------------------
                                                1998          1997       1996       1995       1994       1993
           BALANCE SHEET DATA:              -------------   --------   --------   --------   --------   --------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
Portfolio at value........................    $739,858      $697,021   $607,368   $528,483   $443,316   $334,193
Portfolio at cost.........................     737,872       690,720    613,276    526,979    451,078    339,711
Total assets..............................     815,477       807,775    713,360    605,434    501,817    435,268
Total debt outstanding(4).................     361,650       347,663    274,997    200,339    130,236     69,800
Preferred stock issued to SBA(4)..........       7,000         7,000      7,000      7,000      7,000      7,000
Shareholders' equity......................     418,715       420,060    402,134    367,192    344,043    342,904
Shareholders' equity per common
  share...................................    $   8.13      $   8.07   $   8.34   $   8.26   $   8.02   $   8.11
Common shares outstanding at period
  end(3)..................................      51,490        52,047     48,238     44,479     42,890     42,306

                                      NINE MONTHS ENDED
                                        SEPTEMBER 30,                     YEAR ENDED DECEMBER 31,
                                    ---------------------   ----------------------------------------------------
                                       1998        1997       1997       1996       1995       1994       1993
           OTHER DATA:              ----------   --------   --------   --------   --------   --------   --------
                                                         (IN THOUSANDS, EXCEPT PERCENTAGES)
Loan originations.................  $  349,586   $262,169   $364,942   $283,295   $216,175   $215,843   $147,735
Loan repayments...................      75,817    142,515    233,005    179,292    111,731     54,097    117,305
Loan sales(5).....................      28,957     37,954     53,912     27,715     29,726     30,160     18,796
Total assets managed at period
  end.............................   1,106,552    939,739    935,720    822,450    702,567    583,817    501,307
Realized losses...................         818        972      5,100     11,262      4,679      2,908      3,719
Realized gains....................  $   20,819   $  8,498   $ 15,804   $ 30,417   $ 16,679   $  9,144   $  1,150
Return on equity(6)...............          --         --        15%        14%        17%        10%         6%

---------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Nine Months Ended September 30, 1998 and 1997."
(2) Distributions are based on taxable income, which differs from income for financial reporting purposes. In 1997, Allied Capital Corporation (old) distributed $0.34 per common share representing the 844,914 shares of Allied Capital Lending Corporation distributed in conjunction with the Merger, as defined below. The distribution resulted in a partial return of capital. Also in conjunction with the Merger, the Company distributed $0.17 per common share representing the undistributed earnings of the predecessor companies at December 31, 1997. See "The Company."
(3) Excludes 808,000 shares held in the Company's deferred compensation trust at or for the period ended September 30, 1998. See "Management -- Compensation Plans."
(4) See "Senior Securities" on page 27 for more information regarding the Company's level of indebtedness.
(5) Excludes loans sold through securitization in January 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Nine Months Ended September 30, 1998 and 1997."
(6) Return on equity is computed using the net increase in net assets resulting from operations for the year divided by the average of beginning and ending shareholders' equity for the year. Return on equity has not been computed on an interim basis because partial year results may fluctuate significantly and may not be indicative of annual results.

                                                   1998                          1997
                                        ---------------------------   ---------------------------
                                         QTR 3     QTR 2     QTR 1     QTR 4     QTR 3     QTR 2
                                        -------   -------   -------   -------   -------   -------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
QUARTERLY DATA:
Total interest and related portfolio
 income...............................  $22,546   $21,321   $36,897   $25,984   $25,111   $24,911
Portfolio income before realized and
 unrealized gains.....................    9,401     9,148    24,920     7,910    12,093    14,095
Net increase in net assets resulting
 from operations......................   14,906    14,476    32,065    13,216    17,146    18,296
Basic earnings per common share.......      .29       .28       .62       .25       .35       .37
Diluted earnings per common share.....      .29       .28       .61       .25       .35       .37
Net asset value per common share(1)...     8.13      8.14      8.23      8.07      8.42      8.50
Dividends declared per common share...      .35       .35       .35       .80(2)     .31      .30

                                         1997                     1996
                                        -------   -------------------------------------
                                         QTR 1     QTR 4     QTR 3     QTR 2     QTR 1
                                        -------   -------   -------   -------   -------
                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
QUARTERLY DATA:
Total interest and related portfolio
 income...............................  $21,399   $23,906   $20,753   $20,866   $19,412
Portfolio income before realized and
 unrealized gains.....................   11,968    13,035    11,592    11,665    11,284
Net increase in net assets resulting
 from operations......................   12,646     8,067    16,855    11,090    18,935
Basic earnings per common share.......      .27       .18       .35       .24       .42
Diluted earnings per common share.....      .27       .18       .34       .23       .42
Net asset value per common share(1)...     8.39      8.34      8.58      8.46      8.37
Dividends declared per common share...      .30       .45(3)     .27      .26       .25

---------------
(1) Net asset value per common share is determined as of the last day in the relevant quarter. The information presented reflects the operations of the Company with all periods restated as if the predecessor companies had merged as of the beginning of the earliest period presented. The net asset values shown are based on outstanding shares at the end of each period.
(2) During the fourth quarter of 1997, the Company declared a quarterly dividend of $0.61 per common share which included $0.34 per common share representing the distribution of shares of Allied Lending previously held in Allied I's portfolio. The Company also declared an annual extra distribution of $0.02 per common share, and a special distribution of previously undistributed earnings of $0.17 per common share in conjunction with the Merger.
(3) During the fourth quarter of 1996, the Company declared a regular quarterly dividend of $0.29 per common share and an annual extra distribution of $0.16 per common share.

                             ADDITIONAL INFORMATION

     The Company has filed with the Commission a registration statement on Form N-2 (together with all amendments and exhibits, the "Registration Statement") of which this Prospectus is a part under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Shares of the Company offered by this Prospectus. This Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to the Company and the Shares, reference is made to the Registration Statement, including the exhibits and schedules thereto and the SAI, contained in the Registration Statement.

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports, proxy statements and other information with the Commission. The Registration Statement and the exhibits and schedules thereto filed with the Commission, as well as such reports, proxy statements and other information, may be inspected, without charge, at the public reference facility maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is http://www.sec.gov. Copies of such material may also be obtained from the public reference facility of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Company's common stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

                                  RISK FACTORS

     The purchase of the Shares offered by this Prospectus involves a number of significant risks and other factors relating to the structure and investment objective of the Company. As a result, there can be no assurance that the Company will achieve its investment objective. In addition to the other information contained in this Prospectus, prospective investors should consider carefully the following information before making an investment in the Shares.

RISKS OF DEFAULT

     ACC invests in and lends to small businesses. Loans to small businesses involve a high risk of default and generally are not rated by any nationally recognized statistical rating organization. Small businesses usually have narrower product lines and smaller market shares than larger companies and therefore may be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These businesses typically depend for their success on the management talents and efforts of one person or a small group of persons whose death, disability or resignation would adversely affect the business. Because these businesses frequently have highly leveraged capital structures, reduced cash flows resulting from adverse competitive developments, a shift in customer preferences or an economic downturn can severely affect the return on, or the recovery of, the Company's investments in such businesses. The Company has begun originating larger loans, and as a result, any individual event of default may have a more significant impact on the Company or its operations.

LOSS OF PASS-THROUGH TAX TREATMENT

     The Company qualifies as a regulated investment company ("RIC") under Subchapter M of the Code and, provided it meets certain requirements under the Code, qualifies for pass-through tax treatment. The Company would cease to qualify for pass-through tax treatment if it is unable to comply with the diversification or distribution requirements contained in Subchapter M of the Code, or if it ceases to qualify as a BDC under the 1940 Act. The Company also could be subject to a 4% excise tax (and, in certain cases, corporate level income tax) if it fails to make certain distributions. The lack of Subchapter M tax treatment could have a material adverse effect on the total return, if any, obtainable from an investment in the Company. See "Taxation."

COMPETITION

     Many entities and individuals compete for investments similar to those made by the Company, some of whom have greater resources than ACC. Increased competition would make it more difficult for the Company to purchase or originate loans at attractive prices. As a result of this competition, ACC may from time to time be precluded from making otherwise attractive investments on terms considered to be prudent in light of the risks assumed.

LONG-TERM CHARACTER OF INVESTMENTS

     It is generally expected that mezzanine loans will yield a current return from the time they are made, but also will produce a realized gain, if any, from an accompanying equity feature after approximately three to eight years. There can be no assurance that either a current return or capital gains will actually be achieved.

ILLIQUIDITY OF INVESTMENTS

     The Company acquires securities directly from issuers in private transactions, and the major portion of such investments ordinarily is subject to restrictions on resale or is otherwise illiquid. In particular, there is usually no established trading market in which such securities could be sold. In addition, securities generally cannot be sold to the public without registration under the Securities Act, which involves delay, uncertainty and expense.

GOVERNMENT REGULATIONS

     The Company is subject to regulation by the Commission and the SBA. In addition, the Company's business may be significantly impacted by changes in the laws or regulations that govern BDCs, RICs, real estate investment trusts ("REITs"), small business investment companies ("SBICs"), and small business lending companies ("SBLCs"). Laws and regulations may be changed from time to time and the interpretations of the relevant law and regulations also are subject to change. Any change in the laws or regulations that govern the Company could have a material impact on the Company or its operations. See "Certain Government Regulations."

INTEREST RATE RISK

     The Company's income is materially dependent upon the "spread" between the rate at which it borrows funds and the rate at which it loans these funds. The Company anticipates using a combination of long-term and short-term borrowings to finance its lending activities and engaging in interest rate risk management techniques. At September 30, 1998, the Company's net interest spread was 4.6% (460 basis points), which represents the weighted average yield of the combined portfolio less the weighted average cost of funds. There can be no assurance that the Company will maintain this net interest spread or that a significant change in market interest rates will not have a material adverse effect on the Company's profitability.

LIMITED INFORMATION

     Consistent with its operation as a BDC, the Company's portfolio is expected to consist primarily of securities issued by small and developing privately held companies. There is generally little or no publicly available information about such companies, and the Company must rely on the diligence of its officers and directors to obtain the information necessary for the Company's decision to invest in them.

FLUCTUATIONS IN QUARTERLY RESULTS

     The Company could experience fluctuations in quarterly operating results due to a number of factors including, among others, the completion of a securitization transaction in a particular calendar quarter, the interest rates on the securities issued in connection with its securitization transactions, variations in the volume of loans originated by the Company, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

RISKS OF LEVERAGE

     ACC borrows funds from, and issues senior debt securities to, banks and other lenders. Lenders of these senior securities have fixed dollar claims on the Company's consolidated assets which are superior to the claims of the Company's shareholders. Leverage magnifies the potential for gain and loss on amounts invested and, therefore, increases the risks associated with an investment in the Company's securities. If the value of the Company's consolidated assets increases, then such leveraging techniques would cause the net asset value attributable to the Company's common stock to increase more sharply than it would have had the techniques not been utilized. Conversely, a decrease in the value of the Company's consolidated assets would cause net asset value to decline more sharply than it otherwise would if the amounts had not been borrowed. Similarly, any increase in the Company's consolidated income in excess of consolidated interest payable on the borrowed funds would cause its net income to increase more than it would without the leverage, while any decrease in its consolidated income would cause net income to decline more sharply than it would have had the funds not been borrowed. Such a decline could negatively affect the Company's ability to make common stock dividend payments, and, if asset coverage for a class of senior security representing indebtedness declines to less than 200%, the Company may be required to sell a portion of its investments when it is disadvantageous to do so. Leverage is generally considered a speculative investment technique. As of September 30, 1998, the

Company's debt as a percentage of total liabilities and shareholders' equity was 44.3%. The ability of the Company to achieve its investment objective may depend in part on its continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms, and there can be no assurance that such leverage can be maintained. See "Certain Government Regulations."

     At September 30, 1998, the Company had $361.7 million of outstanding indebtedness, bearing a weighted average annual interest rate of 7.2%. In order for the Company to cover annual interest payments on its indebtedness, it must achieve annual returns of at least 3.2% on its portfolio. See "Management's Discussion and Analysis of Financial Condition and Results of
Operations -- Financial Condition, Liquidity and Capital
Resources -- Indebtedness."

     Illustration. The purpose of the following table is to illustrate the effect of leverage on returns to a shareholder on an investment in the common stock assuming various annual returns, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below.

                                              ASSUMED RETURN ON THE COMPANY'S PORTFOLIO
                                                          (NET OF EXPENSES)
                              --------------------------------------------------------------------------
                                -20%       -10%       -5%         0%         5%        10%        20%
                              --------   --------   --------   --------   --------   --------   --------
Corresponding return to
  shareholder(1)............   -45.2%     -25.8%     -16.0%     -6.3%       3.5%      13.2%      32.7%

     --------------------
     (1) The calculation assumes (i) $815.5 million in total assets, (ii) an average cost of funds of 7.2%, (iii) $361.7 million in debt outstanding and (iv) $418.7 million of shareholders' equity.

CERTAIN ANTI-TAKEOVER PROVISIONS

     The Company's Charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company and thereby inhibit a change in control of the Company in circumstances that could give the holders of common stock the opportunity to realize a premium over the then prevailing market price for the common stock. See "Description of Capital Stock -- Certain Anti-Takeover Provisions."

                                  THE COMPANY

     Allied Capital Corporation is a company principally engaged in lending to and investing in private small and medium-sized businesses. The Company, a Maryland corporation, is an internally managed closed-end management investment company that has elected to be regulated as a business development company (as defined above, a "BDC") under the 1940 Act. The Company has two wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation ("Allied Investment") is licensed by the Small Business Administration ("SBA") as a Small Business Investment Company ("SBIC"). Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the SBA as a Small Business Lending Company ("SBLC") and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, the Company has also established a real estate investment trust subsidiary, Allied Capital REIT, Inc. See "Certain Government Regulations."

     The Company resulted from the merger on December 31, 1997 of Allied Capital Corporation ("Allied I"), Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial") and Allied Capital Advisers, Inc. ("Advisers") with and into Allied Capital Lending Corporation ("Allied Lending") in a tax free stock-for-stock exchange (the "Merger"). Immediately following the Merger, Allied Lending changed its name to "Allied Capital Corporation." The five parties to the Merger are sometimes referred to herein, either singularly or collectively, as the "Predecessor Company" or "Predecessor Companies."

     The Company's executive offices are located at 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006 and its telephone number is (202) 331-1112. In addition to its executive offices, the Company maintains offices in Chicago, San Francisco, Detroit and Frankfurt, Germany.

                                USE OF PROCEEDS

     Unless otherwise specified in the Prospectus Supplement accompanying this Prospectus, the Company intends to use the net proceeds from the sale of the Shares for general corporate purposes, which may include investment in small to medium-sized, private growth companies in accordance with the Company's investment objective, repayment of indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

     The Company anticipates that substantially all of the net proceeds of any offering of Shares will be utilized in the manner described above within six months, and in any event within two years. Pending such utilization, the Company intends to invest the net proceeds of any offering of Shares in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

                 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

     The common stock of the Company (the "Common Stock") is traded on the Nasdaq National Market under the symbol "ALLC." The following table sets forth the high and low closing sales prices for the Company in 1998 and for Allied Lending, the predecessor company to ACC, in 1997 and 1996, the common stock of which was quoted on the Nasdaq National Market under the symbol "ALCL." The stock quotations are interdealer quotations and do not include markups, markdowns or commissions. On November 18, 1998, the last reported closing sale price of the Common Stock was $17.063 per share.

                                                                     CLOSING SALE PRICE
                                                                     ------------------
                                                                      HIGH        LOW
                                                                     -------    -------
ALLIED CAPITAL LENDING CORPORATION
YEAR ENDED DECEMBER 31, 1996
  First Quarter..........................................            $15.000    $12.750
  Second Quarter.........................................             15.000     12.703
  Third Quarter..........................................             15.375     13.125
  Fourth Quarter.........................................             15.875     14.000
YEAR ENDED DECEMBER 31, 1997
  First Quarter..........................................             17.000     14.875
  Second Quarter.........................................             16.625     13.875
  Third Quarter..........................................             16.750     14.500
  Fourth Quarter.........................................             22.750     15.750
ALLIED CAPITAL CORPORATION
YEAR ENDING DECEMBER 31, 1998
  First Quarter..........................................             27.688     21.000
  Second Quarter.........................................             29.250     22.500
  Third Quarter..........................................             24.813     14.938
  Fourth Quarter (through November 18, 1998).............             18.875     12.500

     The common stock of Allied Lending historically traded at prices in excess of the net asset value and the Common Stock of the Company continues to trade in excess of net asset value. There can be no assurance, however, that such premium to net asset value will be maintained. The net asset value and the percentage of the market price to net asset value for Allied Lending has not been presented because the net asset value of the Company has been restated as if the Predecessor Companies, including Allied Lending, had merged as of the beginning of the earliest period presented. See "Selected Consolidated Financial
Data -- Quarterly Data."

     Each Predecessor Company has distributed, and the Company currently intends to distribute, substantially all of its net income and net realized capital gains to shareholders quarterly, generally on the last business of day of March, June, September and December of each year. The Company may also distribute as an additional dividend any net investment income and short-term capital gains (and long-term capital gains, if any) realized by the Company during the year that had not already been distributed through the quarterly dividends. See "Selected Consolidated Financial Data -- Quarterly Data." There can be no assurance that the Company will achieve investment results or maintain a tax status that will permit any particular level of cash distributions or annual increases in cash distributions. See "Taxation." Certain of the Company's credit facilities limit the Company's ability to declare dividends if the Company defaults under certain provisions of the Company's credit agreements. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Financial Condition, Liquidity and Capital Resources." Pursuant to the Company's DRIP Plan, a shareholder whose shares are registered in his or her own name is automatically enrolled in the Company's DRIP Plan and will have all dividends reinvested in additional shares of Common Stock. A shareholder may elect to "opt out" of the DRIP Plan at any time. See "Dividend Reinvestment Plan."

                      SELECTED CONSOLIDATED FINANCIAL DATA

     The consolidated financial information of the Company set forth below should be read in conjunction with the Consolidated Financial Statements and Notes thereto presented elsewhere in this Prospectus. Financial information for the years ended December 31, 1997, 1996 and 1995 has been derived from audited financial statements. The financial information reflects the operations of the Company with all periods restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998.

                                                     NINE MONTHS ENDED
                                                       SEPTEMBER 30,         YEAR ENDED DECEMBER 31,
                                                    -------------------   ------------------------------
                                                      1998       1997       1997       1996       1995
                                                    --------   --------   --------   --------   --------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING DATA:
Interest and related portfolio income:
    Interest......................................  $ 58,428   $ 62,844   $ 86,882   $ 77,541   $ 61,550
    Net premiums from loan dispositions...........     2,913      5,225      7,277      4,241      2,796
    Net gain on securitization of commercial
       mortgage loans.............................    14,812         --         --         --         --
    Investment advisory fees and other income ....     4,611      3,352      3,246      3,155      4,471
                                                    --------   --------   --------   --------   --------
         Total interest and related portfolio
           income.................................    80,764     71,421     97,405     84,937     68,817
                                                    --------   --------   --------   --------   --------
Expenses:
    Interest on indebtedness......................    14,539     19,718     26,952     20,298     12,355
    Salaries and employee benefits................     8,254      6,507     10,258      8,774      8,031
    General and administrative....................     8,970      7,040      8,970      8,289      6,888
    Merger........................................        --         --      5,159         --         --
                                                    --------   --------   --------   --------   --------
         Total operating expenses.................    31,763     33,265     51,339     37,361     27,274
    Formula and cut-off awards(1).................     5,532         --         --         --         --
                                                    --------   --------   --------   --------   --------
    Portfolio income before realized and
       unrealized gains...........................    43,469     38,156     46,066     47,576     41,543
                                                    --------   --------   --------   --------   --------
Net realized and unrealized gains
    Net realized gains............................    20,001      7,526     10,704     19,155     12,000
    Net unrealized gains (losses).................      (437)     4,787      7,209     (7,412)     9,266
                                                    --------   --------   --------   --------   --------
         Total net realized and unrealized
           gains..................................    19,564     12,313     17,913     11,743     21,266
                                                    --------   --------   --------   --------   --------
Income before minority interests and income
  taxes...........................................    63,033     50,469     63,979     59,319     62,809
Minority interests................................        --        950      1,231      2,427        546
Income tax expense................................     1,585      1,431      1,444      1,945      1,784
                                                    --------   --------   --------   --------   --------
Net increase in net assets resulting from
  operations......................................  $ 61,448   $ 48,088   $ 61,304   $ 54,947   $ 60,479
                                                    ========   ========   ========   ========   ========
Per Share:
Basic earnings per common share...................  $   1.19   $    .98   $   1.24   $   1.19   $   1.38
Diluted earnings per common share.................  $   1.19   $    .97   $   1.24   $   1.17   $   1.37
Weighted average basic common shares
  outstanding(2)..................................    51,502     48,759     49,218     46,172     43,697
Weighted average diluted common shares
  outstanding(2)..................................    51,712     49,287     49,251     46,733     44,010

                                                      AT                           AT DECEMBER 31,
                                                 SEPTEMBER 30,              ------------------------------
                                                     1998                     1997       1996       1995
                                                 -------------              --------   --------   --------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
BALANCE SHEET DATA:
Portfolio at value.............................    $739,858                 $697,021   $607,368   $528,483
Portfolio at cost..............................     737,872                  690,720    613,276    526,979
Total assets...................................     815,477                  807,775    713,360    605,434
Total debt outstanding.........................     361,650                  347,663    274,997    200,339
Preferred stock issued to SBA..................       7,000                    7,000      7,000      7,000
Shareholders' equity...........................     418,715                  420,060    402,134    367,192
Shareholders' equity per common share..........    $   8.13                 $   8.07   $   8.34   $   8.26
Common shares outstanding at period end(2).....      51,490                   52,047     48,238     44,479

                                                 (footnotes appear on next page)

                                                 NINE MONTHS ENDED
                                                   SEPTEMBER 30,          YEAR ENDED DECEMBER 31,
                                               ---------------------   ------------------------------
                                                  1998        1997       1997       1996       1995
                                               ----------   --------   --------   --------   --------
                                                         (IN THOUSANDS, EXCEPT PERCENTAGES)
OTHER DATA:
Loan originations............................  $  349,586   $262,169   $364,942   $283,295   $216,175
Loan repayments..............................      75,817    142,515    233,005    179,292    111,731
Loan sales(3)................................      28,957     37,954     53,912     27,715     29,726
Total assets managed at period end...........   1,106,552    939,739    935,720    822,450    702,567
Realized losses..............................         818        972      5,100     11,262      4,679
Realized gains...............................  $   20,819   $  8,498   $ 15,804   $ 30,417   $ 16,679
Return on equity(4)..........................          --         --        15%        14%        17%

---------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Nine Months Ended September 30, 1998 and 1997."
(2) Excludes 808,000 shares held in the Company's deferred compensation trust at or for the period ended September 30, 1998. See "Management -- Compensation Plans."
(3) Excludes loans sold through securitization in January 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Nine Months Ended September 30, 1998 and 1997."
(4) Return on equity is computed using the net increase in net assets resulting from operations for the year divided by the average of beginning and ending shareholders' equity for the year. Return on equity has not been computed on an interim basis because partial year results may fluctuate significantly and may not be indicative of annual results.

                                  1998                               1997                                    1996
                       ---------------------------   -------------------------------------   -------------------------------------
                        QTR 3     QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
QUARTERLY DATA:
Total interest and
  related portfolio
  income.............  $22,546   $21,321   $36,897   $25,984   $25,111   $24,911   $21,399   $23,906   $20,753   $20,866   $19,412
Portfolio income
  before realized and
  unrealized gains...    9,401     9,148    24,920     7,910    12,093    14,095    11,968    13,035    11,592    11,665    11,284
Net increase in net
  assets resulting
  from operations....   14,906    14,476    32,065    13,216    17,146    18,296    12,646     8,067    16,855    11,090    18,935
Basic earnings per
  common share.......      .29       .28       .62       .25       .35       .37       .27       .18       .35       .24       .42
Diluted earnings per
  common share.......      .29       .28       .61       .25       .35       .37       .27       .18       .34       .23       .42
Net asset value per
  common share(1)....     8.13      8.14      8.23      8.07      8.42      8.50      8.39      8.34      8.58      8.46      8.37
Dividends declared
  per common share...      .35       .35       .35       .80(2)    .31       .30       .30       .45(3)    .27       .26       .25

---------------
(1) Net asset value per common share is determined as of the last day in the relevant quarter. The information presented reflects the operations of the Company with all periods restated as if the predecessor companies had merged as of the beginning of the earliest period presented. The net asset values shown are based on outstanding shares at the end of each period.
(2) During the fourth quarter of 1997, the Company declared a quarterly dividend of $0.61 per common share which included $0.34 per common share representing the distribution of shares of Allied Lending previously held in Allied I's portfolio. The Company also declared an annual extra distribution of $0.02 per common share, and a special distribution of previously undistributed earnings of $0.17 per common share in conjunction with the Merger.
(3) During the fourth quarter of 1996, the Company declared a regular quarterly dividend of $0.29 per common share and an annual extra distribution of $0.16 per common share.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Selected Consolidated Financial Data, the Company's Consolidated Financial Statements and the Notes thereto, and the other financial data included elsewhere in this Prospectus. The Merger was treated as a tax-free reorganization under Section 368 (a)(1)(A) of the Code. For federal income tax purposes, the Predecessor Companies carried forward the historical cost basis of their assets and liabilities to the surviving entity (Allied Capital Corporation). For financial reporting purposes, the Predecessor Companies also carried forward the historical cost basis of their respective assets and liabilities at the time the Merger was effected. For financial reporting purposes, Allied I's ownership of Allied Lending has been eliminated for all periods presented. The financial information reflects the operations of the Company with all periods restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented.

OVERVIEW

     The Company's primary business is investing in and lending to private small and medium-sized businesses in three areas: mezzanine finance, commercial real estate finance, and 7(a) lending. In addition, the Company earns advisory fees from the management of private investment funds.

     The Company's earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gain income earned on these three investment types after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate paid on a loan, the amortization of loan origination points and original issue discount and the amortization of any market discount arising from purchased loans. The level of interest income is directly related to the balance of the investment portfolio multiplied by the effective yield on the portfolio. The Company's ability to generate interest income is dependent on economic, regulatory and competitive factors that influence interest rates, loan originations, and the Company's ability to secure financing for its investment activities. The Company's financial results on a quarterly basis may fluctuate significantly due to the timing of gain recognition and the timing of securitization transactions, among other factors. As a result, quarterly financial information may not be indicative of annual results. See "Risk Factors -- Fluctuations in Quarterly Results."

     The Company's portfolio is managed in three parts: mezzanine loans, debt securities and equity interests; commercial mortgage loans and equity interests; and 7(a) loans.

     The total portfolio at value was $739.9 million, $697.0 million, $607.4 million and $528.5 million at September 30, 1998, and December 31, 1997, 1996 and 1995, respectively. During the nine months ended September 30, 1998 the Company originated loans totaling $349.6 million and received repayments of $75.8 million. In addition in January 1998, the Company completed an asset securitization of approximately $295 million in commercial mortgage loans. As a result, the total portfolio decreased by 6% from December 31, 1997 to September 30, 1998. The portfolio increased approximately 15% for each of the years ended December 31, 1997 and 1996. A summary of the composition of the Company's total assets, including its loan portfolios at September 30, 1998 and December 31, 1997, 1996 and 1995 is shown in the following table:

                                                                           AT DECEMBER 31,
                                                       AT SEPTEMBER 30,   ------------------
                  ASSET COMPOSITION                          1998         1997   1996   1995
                  -----------------                    ----------------   ----   ----   ----
Mezzanine investments................................         37%          25%    27%    34%
Commercial mortgage loans(1).........................         48           56     52     46
7(a) loans...........................................          6            5      6      7
Cash and other assets................................          9           14     15     13
                                                             ---          ---    ---    ---
                                                             100%         100%   100%   100%
                                                             ===          ===    ===    ===

---------------
(1) Includes residual interests in a securitized pool of mortgage loans and real estate investments.

     Mezzanine loans, debt securities and equity interests were $301.9 million, $207.7 million, $191.2 million and $205.2 million at September 30, 1998, and December 31, 1997, 1996 and 1995, respectively. The effective yield on the mezzanine portfolio was 14.0%, 12.6% and 13.2% at September 30, 1998, and December 31, 1997 and 1996, respectively. Mezzanine loan originations were $44.3 million for the quarter ended September 30, 1998 and $127.2 million for the first nine months of 1998. Mezzanine loan originations were $66.7 million and $66.2 million for the years ended December 31, 1997 and 1996, respectively. Mezzanine loan repayments were $4.9 million for the quarter ended September 30, 1998 and $23.9 million for the first nine months of 1998. During the two years ended December 31, 1997, mezzanine loan repayments and sales of equity interests were approximately equal to originations, which kept the level of the portfolio relatively constant.

     In the nine months ended September 30, 1998, the Company has made thirteen new mezzanine investments with an average investment size of $8.8 million. On average, these new portfolio companies had revenues of $63 million, cash flows of $7.2 million, and had been in business for approximately 18 years.

     Prior to the Merger, mezzanine loan originations were made through Allied I and Allied II, which originated small ($2 million - $10 million) mezzanine loans in order to maintain appropriate portfolio diversity for regulated investment company purposes. Pursuant to the terms of a Commission exemptive order, Allied I and Allied II loan originations were made pursuant to a co-investment formula, based on relative total assets, which required identical terms for each loan originated. As a result, Allied I and Allied II were unable to originate larger loans or price loans based on their own capital structures. These inefficiencies limited the ability of Allied I and Allied II to compete effectively in the marketplace.

     Subsequent to the Merger, the Company's larger overall portfolio size enables it to compete for larger mezzanine loans while maintaining adequate diversity within the portfolio. As a result, the Company is actively pursuing mezzanine loans in sizes ranging from $5 million to $25 million. The Company also is able to price its mezzanine loans using a single capital structure, which enables the Company to price its loans more competitively. The Company believes that its post-Merger strategies will enable the Company to increase mezzanine loan originations in 1998.

     Commercial mortgage loans were $302.8 million, $447.2 million, $373.7 million and $277.3 million at September 30, 1998, and December 31, 1997, 1996 and 1995, respectively. The commercial mortgage loan portfolio declined by 32% during the first nine months of 1998 due to the sale through securitization of approximately $295 million in commercial mortgage loans. The Company added to its commercial mortgage loan portfolio during the third quarter of 1998 through the origination of new loans and investments totaling $46.3 million and decreased its portfolio due to repayments of loans totaling $15.3 million. For the nine months ended September 30, 1998, the Company originated new commercial mortgage loans of $182.7 million and received repayments of $48.8 million. The commercial mortgage loan portfolio increased by 20% and 35% for the years ended December 31, 1997 and 1996, respectively. Commercial mortgage loan originations were $249.0 million and $176.3 million for 1997 and 1996, respectively. Commercial mortgage loan originations grew by 41% and 58% in 1997 and 1996, respectively. Commercial mortgage loan repayments were $154.5 million and $87.5 million for 1997 and 1996, respectively.

     The Company experienced a high rate of commercial mortgage loan repayments in 1997 as many loans that had been purchased in earlier years and originated without substantial prepayment prohibitions were repaid due to a favorable interest rate environment. The Company now generally originates its commercial real estate loans to require prepayment premiums, which generally take the form of a fixed percentage of the loan amount that declines as the loan matures.

     The weighted average current stated interest rate on the commercial real estate portfolio at September 30, 1998 and at December 31, 1997 and 1996 was 9.6%, 9.6% and 10.3%, respectively. The weighted average yield on the commercial real estate portfolio was 10.1%, 11.4% and 13.4% at September 30, 1998 and December 31, 1997 and 1996, respectively.

     The effective yield on the commercial mortgage loan portfolio is higher than the stated interest rate due to the amortization of market discount on purchased loans. The Company generally prices its commercial mortgage loans based on a fixed spread over comparable U.S. Treasury rates given the term of the loan.

     During 1997 and 1998, interest rates on U.S. Treasury bonds have declined significantly, and the spreads charged by commercial real estate lenders in the marketplace have narrowed. As a result, the Company began to reevaluate its strategy regarding commercial real estate lending given the fact that this type of loan was being priced very inexpensively in the marketplace. Early in the third quarter of 1998, the Company significantly reduced its commercial real estate loan origination activity for its own portfolio, and began exploring an opportunity to originate commercial real estate loans for sale to third parties. The Company is currently pursuing various loan sale opportunities and plans to continue to originate commercial real estate loans for sale. The Company will also originate commercial real estate loans for its own portfolio, if such loans meet certain threshold yield requirements.

     The 7(a) loan portfolio was $48.5 million, $40.7 million, $42.1 million and $43.3 million at September 30, 1998 and December 31, 1997, 1996 and 1995, respectively. 7(a) loan originations were $10.2 million for the quarter ended September 30, 1998, $39.6 million for the first nine months of 1998, and $49.2 million and $40.8 million for the years ended December 31, 1997 and 1996, respectively. Sales of the guaranteed portions of 7(a) loan originations were $7.4 million in the third quarter of 1998, $26.8 for the nine months ended September 30, 1998, and $43.4 million and $25.0 million for the years ended December 31, 1997 and 1996, respectively. 7(a) loans are originated with variable interest rates priced at spreads ranging from 1.75% to 2.75% over the prime lending rate.

RESULTS OF OPERATIONS

  Comparison of Nine Months Ended September 30, 1998 and 1997

     Net increase in net assets resulting from operations ("NIA") was $61.4 million, or $1.19 per share, and $48.1 million, or $0.97 per share, for the nine months ended September 30, 1998 and 1997, respectively. NIA results from total interest and related portfolio income earned, less total expenses incurred, plus net realized and unrealized gains or losses. The NIA for the nine months ended September 30, 1998 also includes a gain of $14.8 million, or $0.28 per share, resulting from a commercial mortgage loan securitization transaction that was completed in January 1998.

     On January 30, 1998, the Company, in conjunction with Business Mortgage Investors, Inc.("BMI"), a private REIT managed by the Company, completed a $310 million asset securitization, whereby bonds totaling $239 million were sold in three classes rated "AAA", "AA" and "A" by Standard & Poor's Ratings Services and Fitch IBCA, Inc. in a private placement. The Company and BMI sold a pool of 97 commercial mortgage loans totaling $310 million to a special purpose, bankruptcy remote entity which transferred the assets to a trust which issued the bonds. The Company contributed approximately 95%, or $295 million, of the total assets securitized, and received cash proceeds, net of costs, of approximately $223 million. The Company retained a trust certificate for its residual interest (the "residual interest") in the loan pool sold, and will receive interest income from this residual interest as well as receive the net spread of the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds (the "residual securitization spread"). The mortgage loan pool had an approximate weighted average stated interest rate of 9.6%. The three bond classes sold have an aggregate weighted average interest rate of approximately 6.38%.

     The Company accounted for the securitization in accordance with Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result, the Company recorded a gain of approximately $14.8 million net of the costs of the securitization and the cost of settlement of interest rate swaps. The gain arises from the difference between the carrying amount of the loans and the fair market value of the assets received -- cash, residual securitization spread, residual interest and a servicing asset. The value of the residual securitization spread, $17.0 million, was determined based on the future expected cash flows, assuming a constant prepayment rate for the mortgage loan pool of 10%, discounted at 16%. The value of the residual interest was determined to be $66.5 million and was based on the future expected cash flows less projected losses of approximately $3.0 million. The projected losses were based upon the attributes of the portfolio sold and the underlying collateral values. The weighted average loan to collateral value of the 97 loans sold was 68.3%. The expected future cash flow from the residual interest was discounted at 9.6%. The servicing asset was valued at

$0.2 million, assuming a net servicing fee of 0.04%, and was discounted at a rate of 10%. The Company has evaluated the residual interest and the residual securitization spread as of September 30, 1998 and believes these assets are fairly valued.

     The Company will continue to earn interest income from the residual interest, and will receive the actual net spread from the portion of the loans sold represented by the bonds issued. As the net spread is received, a portion will be allocated to interest income with the remainder applied to reduce the carrying amount of the residual securitization spread. The residual interest and the residual securitization spread have been and will continue to be valued each quarter using updated prepayment, interest rate and loss estimates.

     As discussed above, the Company is currently pursuing a strategy of originating commercial real estate loans for sale to third parties, and the Company believes that because of this new strategy, in the future, it will use asset securitization as a means to increase its liquidity on an infrequent basis.

     Interest income totaled $58.4 million and $62.8 million for the nine months ended September 30, 1998 and 1997, respectively. Interest income declined on a year to year comparison because of the assets sold through securitization. The Company's average loan portfolio was approximately $581.3 million and approximately $628.2 million during the nine months ended September 30, 1998 and 1997, respectively. The weighted average yield on the total loan portfolio at September 30, 1998 and 1997 was approximately 11.8%.

     Net premiums from loan dispositions were $2.9 million and $5.2 million for the nine months ended September 30, 1998 and 1997, respectively. Net premiums from loan dispositions include premiums on the sale of the guaranteed portion of the Company's 7(a) loans into the secondary market of $2.1 million and $1.7 million for the nine months ended September 30, 1998 and 1997, respectively. The premiums resulted from the Company's sale of 7(a) loans totaling $26.6 million and $20.2 million for the nine months ended September 30, 1998 and 1997, respectively. Also included in net premiums from loan dispositions were premiums, resulting from the early repayment of loans, totaling $0.7 million and $3.0 million for the nine months ended September 30, 1998 and 1997, respectively.

     Investment advisory fees and other income were $4.6 million and $3.4 million for the nine months ended September 30, 1998 and 1997, respectively. Investment advisory fees totaled $1.5 million and $1.0 million for the nine months ended September 30, 1998 and 1997, respectively. Three of the Company's private managed funds are no longer making new investments and are actively distributing fund assets to their investors. In January 1998, however, the Company entered into an agreement with Kreditanstalt fur Wiederaufbau (KfW), the state-owned public development bank of Germany, to manage a fund of approximately DM 160 million (approximately $95 million at September 30, 1998). Advisory fees increased as new fees from the German fund offset the decline in fees from liquidating funds.

     Total operating expenses were $31.8 million and $33.3 million for the nine months ended September 30, 1998 and 1997, respectively. Operating expenses include interest on indebtedness, salaries and employee benefits, and other general and administrative expenses.

     Interest expense on indebtedness totaled $14.5 million and $19.7 million for the nine months ended September 30, 1998 and 1997, respectively. The decrease in interest expense is the result of the Company repaying amounts outstanding under its short-term credit facilities with the proceeds received from the securitization. Average outstanding indebtedness for the nine months ended September 30, 1998 and 1997 was $252.5 million and $326.5 million, respectively. The weighted average interest rate for the Company's combined indebtedness was 7.2% and 7.3% at September 30, 1998 and 1997, respectively.

     Salaries and employee benefits totaled $8.3 million and $6.5 million for the nine months ended September 30, 1998 and 1997, respectively. At September 30, 1998 and 1997, total employees were approximately 96 and 82, respectively. The increase in salaries and benefits reflects the increase in total employees, combined with wage increases, and the experience level of employees hired. The Company was an active recruiter in 1997 for experienced investment and operational personnel and the Company continues to actively recruit and hire new professionals to support anticipated portfolio growth.

     During the quarter ended September 30, 1998, salaries and employee benefits were decreased by $297,000, as the result of consolidating the Company's deferred compensation plan's rabbi trust. As is required by EITF 97-14, the Company records the investment income, capital gains, and unrealized appreciation and depreciation of the assets owned by the rabbi trust in its earnings as an increase or decrease to compensation expense with a corresponding increase or decrease to other income and unrealized appreciation. During the third quarter of 1998, due to an overall decline in stock market values, the trust decreased in value by $297,000, and the result was a decrease in compensation expense of $297,000, a decrease in other income of $57,000 and a decrease in unrealized appreciation of $152,000. The effects of consolidating the rabbi trust in previous quarters have had an immaterial effect on the Company's consolidated statement of operations.

     General and administrative expenses include the lease for the Company's headquarters in Washington, DC, leases established in 1997 for the Company's new offices in Chicago and San Francisco, travel costs, stock record expenses, legal and accounting fees, directors' fees and various other expenses. General and administrative expenses totaled $9.0 million and $7.0 million, respectively, for the nine months ended September 30, 1998 and 1997. The approximate $2.0 million increase was partially due to certain post-Merger integration expenses incurred in the first quarter of 1998, totaling $0.2 million. These post-Merger integration expenses included primarily the costs of legal and accounting advice as well as the use of certain outside consultants. The remaining $1.8 million increase in general and administrative expenses results from continued growth of the Company, including nine full months of costs associated with the two new offices which were established in the third and fourth quarters of 1997.

     During the first quarter of 1998, the Company began to expense a portion of the formula and cut-off awards that were established in connection with the Merger. Prior to the Merger, each of the Predecessor Companies had a stock option plan (the "Old Plans"). In preparation for the Merger, the Compensation Committees of the Predecessor Companies determined that the Old Plans should be terminated upon the Merger, so that the new merged Company would be able to develop a new incentive compensation plan for all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the Predecessor Companies simply because of the differences in the underlying equity securities.

     To balance stock option awards among the employees, and to account for the deviations caused by the existence of five plans supported by five different publicly traded stocks, Advisers developed two special awards to be granted in lieu of options under the Old Plans that would be foregone upon the cancellation of the Old Plans.

     Cut-Off Award. The first award established a cut-off dollar amount as of the date of the announcement of the Merger (August 14, 1997) that would be computed for all outstanding, but unvested options that would be canceled as of the date of the Merger. The cut-off award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The cut-off award was designed to be equal to the difference between the market prices of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The cut-off award was computed to be $2.9 million in the aggregate and will be payable for each canceled option as the canceled options would have vested. The cut-off award will only be payable if the award recipient is employed by the Company on a future vesting date. The cut-off award totaled $783,000 during the nine months ended September 30, 1998 with approximately $25,000 remaining to be vested during 1998.

     Formula Award. The formula award was designed to compensate officers from the point when their unvested options would cease to appreciate in value pursuant to the mechanics of the cut-off award (i.e., August 14, 1997) up until the time in which they would be able to receive option awards in the Company after the Merger became effective. In the aggregate, the formula award equaled six percent of the difference between the combined aggregate market capitalizations of the predecessor companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the predecessor companies on August 14, 1997.

     The formula award was designed as a long-term incentive compensation program that would replace canceled stock options and would balance share ownership among key officers for past and prospective service.

     The terms of the formula award require that the award be contributed to the Company's deferred compensation plan, and be used to purchase shares of the Company in the open market. The formula award will vest over a three-year period, on the anniversary date of the Merger, beginning on December 31, 1998.

     In the aggregate, the market capitalizations of the predecessor companies increased by approximately $319 million from August 14, 1997 to December 30, 1997, and the total formula award was computed to be approximately $19 million. Assuming all officers who received a formula award remain with the Company over the vesting period, the Company will expense the formula award during 1998, 1999 and 2000 in an annual amount of approximately $6.4 million. The Company recorded approximately $4.7 million during the nine months ended September 30, 1998.

     The total expense recorded as a result of the cut-off and formula awards during the first nine months of 1998 was $5.5 million, or $0.11 per share.

     Net realized gains were $20.0 million and $7.5 million for the nine months ended September 30, 1998 and 1997, respectively. The net gains resulted from the sale of equity securities associated with certain mezzanine loans, the sale of real estate and the realization of unamortized discount resulting from the payoff of mezzanine and commercial mortgage loans, offset by losses on investments. Realized gains totaled $20.8 million and $8.5 million for the nine months ended September 30, 1998 and 1997, respectively. Realized losses during the nine months ended September 30, 1998 and 1997 totaled $0.8 million and $1.0 million, respectively. Net realized gains during the first nine months of 1998 were largely due to the disposition of securities of seven portfolio companies, DMI Furniture ($0.5 million), Virginia Beach Associates ($2.4 million), Labor Ready, Inc. ($5.0 million), Broadcast Holdings, Inc. ($1.1 million), Waterview ($3.0 million), Z Spanish Radio Network, Inc. ($2.7 million) and El Dorado Communications, Inc. ($0.8 million). Gains resulting from investments in these seven companies totaled $15.5 million. The Company also realized a gain of $4.0 million from the sale of an office building and incurred an income tax liability related to that gain of approximately $1.6 million. The office building was previously owned by Allied Capital Advisers, Inc. ("Advisers"), a predecessor company to the merged Allied Capital.

     The Company will realize gains when market conditions are favorable or when dictated by other parties to the transaction. Therefore, the realization of gains is unpredictable on a quarterly basis and quarterly results may not be indicative of annual results.

     The Company recorded net unrealized losses of $0.4 million for the nine months ended September 30, 1998 as a result of valuation changes resulting from the board of directors' valuation of the Company's assets, the effect of valuation of interest rate swap agreements and the effect of reversals of appreciation resulting from realized gains. At September 30, 1998, net unrealized appreciation in the portfolio totaled $864,000, and was composed of unrealized appreciation of $28.0 million resulting primarily from appreciated equity interests in portfolio companies, and unrealized depreciation of $27.1 million resulting primarily from under-performing investments in the portfolio.

     Grade 5 mezzanine investments, or those investments the Company has identified as assets for which some loss of investment principal is expected, totaled $6.9 million at value at September 30, 1998, or 0.9% of the Company's total portfolio based on the quarterly valuation of the Board of Directors. The value of these Grade 5 loans has been reduced from an aggregate cost of $25.0 million in order to reflect the Company's estimate of the net realizable value of these investments upon disposition. This reduction in value has been recorded previously as unrealized depreciation over several years in the Company's earnings. The Company continues to follow its historical practices of working with a troubled portfolio company in order to recover the maximum amount of the Company's investment, but records unrealized depreciation for a substantial amount of the potential exposure when such exposure is identified. The population of Grade 5 mezzanine investments remained constant with prior periods in 1998, and the Company currently does not see any additional credit concerns in its mezzanine portfolio.

     Prior to the third quarter, the Company had employed two separate grading systems for its mezzanine and commercial real estate loans, and did not use a grading system for its SBA 7(a) loan portfolio. To provide greater consistency in reporting credit quality to the Company's investors, during the third quarter of 1998 the Company moved the real estate and SBA 7(a) loan portfolios to the same grading system used for the mezzanine portfolio. The mezzanine grading scale now used for the entire portfolio provides for the following classifications. Grade 1 is used for those loans from which a capital gain is expected. Grade 2 is used for loans performing in accordance with plan. Grade 3 is used for loans that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for loans for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is used for loans for which some loss of principal is expected and the loan is marked down to net realizable value.

     At September 30, 1998, commercial real estate Grade 5 loans totaled $1.6 million at value. The value of these Grade 5 loans has been reduced from an aggregate cost of $2.1 million in order to reflect the Company's estimate of the net realizable value of the underlying collateral. A Grade 5 classification for a commercial real estate loan prior to the use of the uniform grading system meant that the loan was in workout. Because of the collateral securing these loans, however, few previous Grade 5 loans were ever expected to result in loss of principal. Of the loans included in Grade 5 at June 30, 1998, only four loans totaling $2.1 million at cost were expected to incur any loss of principal, and these loans were valued at $1.4 million at June 30, 1998.

     Grade 5 SBA 7(a) loans totaled $4.8 million at value at September 30, 1998, and have been reduced from an aggregate cost basis of $6.3 million.

     For the portfolio as a whole, at September 30, 1998, Grade 5 investments totaled $13.3 million, or 1.8% of the total portfolio; Grade 4 investments totaled $8.4 million, or 1.1% of the total portfolio; Grade 3 investments totaled $25.6 million, or 3.5% of the total portfolio; Grade 2 investments totaled $541.3 million, or 73.2% of the total portfolio; and Grade 1 investments totaled $151.3 million, or 20.4% of the total portfolio.

     For the total portfolio, loans greater than 120 days delinquent were $21.2 million at value at September 30, 1998, or 2.9% of the total portfolio. Included in this category are loans valued at $16.4 million that are fully secured by real estate. Loans greater than 120 days delinquent generally do not accrue interest. Loans greater than 120 days delinquent at June 30, 1998, were $19.5 million at value or 2.9% of the total portfolio.

     The Company incurred income tax expense of $1.6 million for the nine months ended September 30, 1998, which resulted from the built-in gains tax associated with the $4.0 million gain from the sale of the office building previously owned by Advisers, prior to the Merger. The Company incurred income tax expense of $1.4 million for nine months ended September 30, 1997, which resulted from the operations of Advisers, prior to the Merger. It is the Company's current intention to distribute all of its taxable income, and therefore no provision for ordinary income taxes has been made for the nine months ended September 30, 1998.

     The weighted average common shares outstanding used to compute basic earnings per common share for the nine months ended September 30, 1998 were 51.5 million as compared to 48.8 million for the nine months ended September 30, 1997. The increase in weighted average shares is primarily due to the exercise of stock options. Total shares outstanding at September 30, 1998 were 52.3 million. The weighted average shares and the total shares outstanding are reduced by the approximately 0.8 million shares held in the Company's deferred compensation plan resulting primarily from the formula award.

     For the nine months ended September 30, 1998, the Company's compensation committee granted a total of 3.7 million new stock options to certain of the Company's officers. The shares under option have been included in the calculation of weighted average shares used to compute diluted earnings per share. All per share amounts included in this management's discussion and analysis have been computed using the weighted average shares used to compute diluted earnings per share. See "Management -- Compensation Plans -- Stock Option Plan."

  Comparison of Fiscal Years Ended December 31, 1997, 1996 and 1995

     NIA was $61.3 million, or $1.24 per share, $54.9 million, or $1.17 per share, and $60.5 million, or $1.37 per share, for the years ended December 31, 1997, 1996, and 1995, respectively. NIA results from total interest and related portfolio income earned, less total expenses incurred in the operations of the Company, plus net realized and unrealized gains or losses. For 1997, NIA was significantly impacted by certain one-time, non-recurring expenses related to the Merger, which totaled approximately $5.2 million. Without these one-time Merger expenses, NIA would have been $66.5 million, or $1.35 per share, for 1997, a 13% increase over 1996 earnings per share.

     Total interest and related portfolio income was $97.4 million, $84.9 million and $68.8 million for the years ended December 31, 1997, 1996 and 1995, respectively. Total interest and related portfolio income is primarily a function of the level of interest income earned and the balance of portfolio assets. In addition, total interest and related portfolio income includes premiums from loan sales, prepayment premiums, and advisory fee and other income.

     Interest income totaled $86.9 million, $77.5 million, and $61.6 million for the years ended December 31, 1997, 1996 and 1995, respectively. Interest income increased 12% and 26% for 1997 and 1996, respectively. The increase in interest income earned results primarily from increases in the amount of loans outstanding during the periods presented. The Company's loan portfolio increased by 13% to $655.8 million at December 31, 1997 from $580.9 million at December 31, 1996, and the loan portfolio increased by 17% in 1996 from $495.3 million at December 31, 1995. The Company's total loan originations of $364.9 million for 1997 represented a 29% increase over loan originations of $283.3 million for 1996, and a 31% increase of loan originations of $216.2 million for 1995. In addition, the weighted average yield on the total loan portfolio at December 31, 1997 was 11.7%, as compared to 13.1% at December 31, 1996. The Company also earns interest on cash and government securities which totaled $81.5 million, $71.8 million and $49.0 million at December 31, 1997, 1996 and 1995, respectively. The Company for the past three years has earned approximately 4% to 5% on its temporary cash and government securities.

     Net premiums from loan dispositions were $7.3 million, $4.2 million and $2.8 million for the years ended December 31, 1997, 1996 and 1995, respectively. Included in net premiums from loan dispositions are premiums from loan sales and premiums received on the early repayment of loans. Premiums from loan sales were $3.2 million, $2.6 million and $2.1 million for the years ended December 31, 1997, 1996 and 1995, respectively. This premium income results primarily from the cash gain on the sale of the guaranteed portion of the Company's 7(a) loans into the secondary market, less the costs associated with originating the loans sold. Typically, the Company receives cash premiums on loan sales net of origination costs ranging from 4% to 6% of the face amount of each loan sold.

     Prepayment premiums were $4.0 million, $1.7 million and $0.7 million for the years ended December 31, 1997, 1996 and 1995, respectively. Commercial mortgage loan repayments of $154.5 million in 1997 were primarily responsible for the large level of prepayment premiums experienced in 1997. The expected maturity of mezzanine or commercial real estate loans ranges from five to ten years. While it is the Company's intention to retain its borrowers for the full expected life of the loan, it is not unusual for ACC's borrowers to refinance or pay off their debts to the Company ahead of schedule. Because the Company seeks to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available.

     Investment advisory fees and other income was $3.2 million, $3.2 million and $3.2 million, for the years ended December 31, 1997, 1996 and 1995, respectively. This income includes rental income from the Company's fully leased commercial office building located in northern Virginia and income from foreclosure properties. Investment advisory fees are received from the private funds managed by ACC. Three of the Company's private managed funds are in liquidation, and are actively distributing fund assets to their investors. In January 1998, the Company entered into an investment advisory agreement with Kreditanstalt fur Wiederaufbau (KfW), the state-owned public development bank of Germany, to manage a fund of approximately DM 160 million (approximately $88 million at June 30, 1998). For its services related to sourcing, structuring, investing, monitoring and disposing of its investments in small, German businesses, ACC will receive a 3% per annum fee on total committed capital, payable quarterly.

     Total expenses were $51.3 million ($46.1 million without Merger expenses), $37.4 million and $27.3 million for the years ended December 31, 1997, 1996 and 1995, respectively. Operating expenses include interest on indebtedness, salaries and employee benefits, legal and accounting expenses, and other general and administrative expenses.

     The Company's single largest expense is interest on indebtedness, which totaled $26.9 million, $20.3 million, and $12.4 million for the years ended December 31, 1997, 1996 and 1995, respectively. The increase in interest expense was 33% and 64% for 1997 and 1996, respectively, and is attributable to increased borrowings by the Company and its subsidiaries under various credit facilities to fund new loan originations. The Company's total borrowings were $347.7 million at December 31, 1997, $275.0 million at December 31, 1996 and $200.3 million at December 31, 1995. Total borrowings increased by 26% and 37% in 1997 and 1996, respectively. The Company's weighted average interest cost on outstanding borrowings at December 31, 1997, 1996 and 1995 was 7.3%, 7.6% and 7.6%, respectively.

     Salaries and employee benefits totaled $10.3 million, $8.8 million, and $8.0 million for the years ended December 31, 1997, 1996, and 1995, respectively. Total employees were 80, 66, and 74 at December 31, 1997, 1996 and 1995, respectively. The increase in salaries and benefits reflects the increase in total employees, combined with wage increases, and the experience level of employees hired. The Company was an active recruiter in 1997 for experienced investment and operational personnel and the Company will continue to actively recruit and hire new professionals in 1998 to support anticipated portfolio growth.

     General and administrative expenses include the lease for the Company's headquarters in Washington, DC, leases established in 1997 for the Company's new offices in Chicago and San Francisco, travel costs, stock record expenses, directors' fees, legal and accounting fees and various other expenses. General and administrative expenses totaled $9.0 million, $8.3 million and $6.9 million, respectively, for the years ended December 31, 1997, 1996 and 1995. Legal and accounting expenses totaled $2.3 million, $1.6 million and $1.2 million for the years ended December 31, 1997, 1996 and 1995, respectively. Legal and accounting expenses include the cost of corporate legal matters, portfolio workout expenses, and routine accounting and auditing fees. The legal and accounting expenses for 1997 include a one-time charge of $0.2 million related to the settlement of a litigation matter associated with one portfolio company. Legal and accounting expenses increased in 1997 because of this one-time charge and various restructuring matters. Other than the increases in legal and accounting fees, the Company did not experience any significant increases in general and administrative expenses. The Company will move its Washington, D.C. office to larger office space in August 1998. The Company is increasing the size of its Washington, D.C. office by approximately 10,000 square feet in order to accommodate its recent and future anticipated increases in headcount. Annual rent expense is expected to increase by approximately $0.6 million, annually.

     Merger expenses totaled $5.2 million, and consisted primarily of investment banking fees of $3.1 million, legal fees of $1.0 million and costs associated with the solicitation of proxies of approximately $0.6 million.

     Total expenses excluding interest on indebtedness and Merger expenses represented approximately 2.5%, 2.6% and 2.7% of the Company's average assets for the years ended December 31, 1997, 1996 and 1995, respectively.

     Net realized gains were $10.7 million, $19.2 million and $12.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. These gains resulted from the sale of equity securities associated with certain mezzanine loans and the realization of unamortized discount resulting from the payoff of mezzanine and commercial mortgage loans, offset by losses on investments.

     Realized gains totaled $15.8 million, $30.4 million and $16.7 million, and realized losses totaled $5.1 million, $11.3 million and $4.7 million for the years ended December 31, 1997, 1996 and 1995, respectively. Realized losses of $11.3 million in 1996 resulted primarily from the liquidation of two portfolio securities. The Company made loans to these borrowers in the late 1980's and early 1990's, and the borrowers encountered significant difficulties during the recession of the early 1990's. Losses from loans to these borrowers included in 1996 losses totaled $6.6 million. Realized gains for 1997 resulted from the liquidation of securities from 83 portfolio relationships, and ranged in size from less than $100 to $2.6 million, with an average size of $188,000.

     The Company recorded net unrealized gains of $7.2 million for the year ended December 31, 1997, representing an increase in the board of directors' valuation of the Company's assets over their aggregate cost as compared to the prior period. Included as a component of the $7.2 million was a $5.0 million write-down of interest rate swap agreements. For the year ended December 31, 1996, the Company recorded net unrealized losses of $7.4 million, as the Company sold an unusual volume of equity securities that had previously been recorded at appreciated values. When a sale is consummated, a realized gain is recorded and a corresponding unrealized loss is also recorded to reflect that the appreciated asset has been sold. For the year ended December 31, 1995, net unrealized gains were $9.3 million.

     The Company incurred income tax expense of $1.4 million, $1.9 million and $1.8 million, respectively, for the years ended December 31, 1997, 1996 and 1995 resulting from the operations of Advisers. In conjunction with the Merger, Advisers' operations as an investment adviser to certain private funds were assumed by the Company. The Company will be required to pay a tax on any assets previously owned by Advisers that are subsequently sold.

     During 1997, 1996 and 1995, Allied I, Allied II, Allied Commercial and Allied Lending declared dividends to their shareholders representing all of each company's ordinary taxable income, taxable net capital gains, and in the case of Allied I in 1997, a partial return of capital resulting from the distribution of Allied I's ownership of Allied Lending's shares. Tax distributions differ from NIA due to timing differences in the recognition of income and expenses, returns of capital and unrealized appreciation which is not included in taxable income. Total tax distributions declared were $85.7 million, $57.4 million and $47.9 million for 1997, 1996 and 1995, respectively. Tax distributions per share were $1.71, $1.23 and $1.09 for the three years ended December 31, 1997, 1996 and 1995, respectively. These per share distributions have been exchange adjusted for the Merger and include the exchange-adjusted shares of Advisers for which no tax distributions had historically been declared or paid.

     Included in 1997 tax distributions was $18 million, or $0.34 per share, representing a non-cash dividend of the shares of Allied Lending held in Allied I's portfolio. Allied I declared and paid a dividend equal to 0.107448 shares of Allied Lending for each share of Allied I held on the record date for such dividend. These shares had a market value of $21.25 per share on December 30, 1997, the distribution date.

     Also included in 1997 tax distributions was a special, one-time dividend equal to $8.8 million or $0.17 per share representing all of the retained earnings and profits of the Predecessor Companies at December 31, 1997. The special dividend was declared in conjunction with the Merger in order for the Company to maintain its RIC status.

     Certain of the Company's credit facilities limit the Company's ability to declare dividends if the Company has defaulted under certain provisions of the credit agreement.

     The weighted average common shares outstanding used to compute basic earnings per share were 49.2 million, 46.2 million and 43.7 million for the years ended December 31, 1997, 1996 and 1995, respectively. The increases in the weighted average shares reflect the exercise of employee stock options to purchase shares of the Company, the issuance of shares pursuant to a dividend reinvestment plan, the issuance of new shares pursuant to two separate rights offerings, and the exchange of shares pursuant to the Merger. Allied I's ownership of Allied Lending during the periods presented has been eliminated in the consolidation.

     All per share amounts included in this management's discussion analysis have been computed using the weighted average shares used to compute diluted earnings per share. See "Management -- Compensation Plans -- Stock Option Plan."

     NIA, as a percentage of average shareholders' equity was 15%, 14% and 17% for 1997, 1996 and 1995, respectively. NIA, excluding Merger expenses, as a percentage of average shareholders' equity for 1997 was 16%.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

  Cash and Cash Equivalents

     At September 30, 1998, the Company had $43.6 million in cash and cash equivalents. ACC invests otherwise uninvested cash in U.S. government or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short term repurchase agreements fully collateralized by such securities. The Company closed the third quarter of 1998 with a substantial cash balance due to the timing of a loan origination which closed two days after the quarter end, and due to certain repayments that were received on September 30, 1998. The Company's objective is to manage to a very low cash balance, and fund new originations with its lines of credit.

  Indebtedness

     The Company had outstanding indebtedness at September 30, 1998 (unaudited) as follows:

                                                                                 ANNUAL PORTFOLIO
                                                                                 RETURN TO COVER
                                                 AMOUNT            ANNUAL            INTEREST
                   CLASS                      OUTSTANDING     INTEREST RATE(1)     PAYMENTS(2)
                   -----                     --------------   ----------------   ----------------
                                             (IN THOUSANDS)
Debentures and notes payable:
     Unsecured long-term notes payable.....     $180,000           7.21%              1.59%
     Master loan and security agreement....       56,000           6.38%              0.44%
     OPIC Loan.............................        5,700           6.57%              0.05%
     SBA debentures........................       48,650           8.23%              0.49%
     Master repurchase agreement...........        1,300           7.24%              0.00%
                                                --------           -----              -----
          Total debentures and notes
            payable........................     $291,650           7.21%              2.58%
                                                ========           =====              =====
Revolving line of credit...................     $ 70,000           7.21%              0.62%
                                                ========           =====              =====

---------------
(1) The annual interest rate includes the cost of commitment fees and other facility fees.

(2) The annual portfolio return to cover interest payments ("Annual Return") is calculated as total estimated 1998 annual interest or dividend payments per class of financing, divided by total assets at September 30, 1998. The total Annual Return needed to cover all classes of financing at September 30, 1998 combined is 3.20%.

     Unsecured Long-term Notes Payable. The Company obtained $180 million in financing through the issuance of unsecured long-term notes with private institutional lenders, primarily insurance companies. The terms of the notes include five or seven year maturities, priced at approximately 7.2%. The notes require payment of interest semiannually, and all principal is due upon maturity.

     Master Loan and Security Agreement. The Company, in conjunction with a private REIT managed by the Company, has a facility to borrow up to $250 million, of which $100 million is committed, using its commercial mortgage loans as collateral. The agreement generally requires interest-only payments with all principal due at maturity. The agreement bears interest at one-month London Inter Bank Offered Rate ("LIBOR") plus 1.0%. The facility matured on October 15, 1998, and has subsequently been renewed for an additional one year term.

     SBA Debentures. The Company, through its SBIC subsidiary, has debentures totaling $48.7 million payable to the SBA, at interest rates ranging from 6.9% to 9.6% with scheduled maturity dates as follows: 1998 -- $1.0 million;
1999 -- $0; 2000 -- $17.3 million; 2001 -- $9.4 million; 2002 -- $0; and $21.0 million thereafter. The debentures require semi-annual interest-only payments with all principal due upon maturity. During 1997, Congress increased the maximum leverage available to an SBIC to $101.0 million, and the Company intends to continue to borrow under the SBIC program as the situation warrants.

     Master Repurchase Agreement. The Company and a private REIT managed by the Company are co-borrowers under a master repurchase agreement whereby the two entities can borrow up to $250 million, of which $100 million is committed, through repurchase agreements using commercial mortgage loans as collateral. The Company pledges commercial mortgage loans as collateral for the facility such that the amount borrowed is approximately equal to 75% to 80% of the value of the collateral pledged. The terms of the master repurchase agreement require interest-only payments with all principal due at maturity. The master repurchase agreement bears interest at one-month LIBOR plus 1.13% and requires an annual commitment fee of 0.25% of the amount committed. The master repurchase agreement matures on January 31, 1999.

     Revolving Line of Credit. The Company has a $200 million unsecured revolving line of credit. The facility bears interest at LIBOR plus 1.25% and requires a commitment fee equal to 0.2% of the committed unused amount. The facility also has a facility fee equal to 0.15% of the initial commitment. The line of credit requires monthly payments of interest, and all principal is due upon maturity. The facility matures on June 30, 1999.

FUTURE DEBT OR EQUITY OFFERINGS

     The Company plans to secure additional debt and equity capital for continued investment in growing businesses. Because the Company is a regulated investment company, it distributes substantially all of its income and requires external capital for growth. Because the Company is a business development company, it is limited in the amount of debt capital it may use to fund its growth, since it is generally required to maintain a ratio of 200% of total assets to total borrowings.

     The Company's cash flow from operations was $49.8 million for the nine months ended September 30, 1998 and $58.9 million, $45.2 million and $47.3 million for the years ended December 31, 1997, 1996 and 1995, respectively. The Company plans to maintain a strategy of financing its operations, dividend requirements and future investments with cash from operations, long-term debt, asset sales or securitizations or through use of its equity capital. The Company will utilize its short-term credit facilities only as a means to bridge to long-term financing. The Company evaluates its interest rate exposure on an ongoing basis and may hedge variable and short-term interest rate exposure through interest rate swaps, treasury locks and other techniques when appropriate. The Company believes that it has access to capital sufficient to fund its ongoing investment and operating activities, and from which to pay dividends.

     Because of recent turmoil in the capital markets, the Company foresees certain unique opportunities to purchase debt instruments in both the corporate high yield market and in the commercial mortgage-backed securities market at significant discounts. These purchase opportunities have the potential to increase the Company's recurring investment income in the future. Given the magnitude of this unique opportunity the Company is presently exploring additional debt and equity capital alternatives, so that it can aggressively pursue this opportunity.

FINANCIAL OBJECTIVES

     The merged Company has set forth certain financial objectives that it intends to use in allocating its resources and in selecting new investment opportunities. Management's goal is to increase NIA annually by 15% to 20% and to result in a ratio of NIA to average shareholders' equity of 18% to 20%. Management believes that the Company will be able to achieve these goals over the next three to five years. Factors that may impede the achievement of these objectives include those described under "Risk Factors" and also include other factors such as changes in the economy, competitive and market conditions, and future business decisions.

YEAR 2000

     The Company has reviewed its exposure to the risks associated with the Year 2000 issue, and has determined that there is no material risk of business interruption as a result of errors or inefficiencies in the Company's internal computer systems. The Company exclusively uses purchased software and has been informed by its vendors that the software will be Year 2000 compatible; however, there is no assurance that such software will indeed address all Year 2000 compatibility issues. The Company is in the process of developing a series of tests to validate its readiness for the Year 2000. The Company is also assessing the viability of contingent courses of action if necessary, including the purchase of new hardware and software applications. At the present time, the Company does not believe that it will be adversely affected by this issue. In addition, the Company has not made significant expenditures in anticipation of the Year 2000 issue outside of its routine information technology budget. The Company is currently assessing the risk that its portfolio companies may have regarding this issue. For all new loans originated, the Company includes in its credit review a Year 2000 compatibility assessment, and will monitor particular portfolio companies as needed.

NEW GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

     Statement of Financial Accounting Standards Nos. 130 and 131, "Reporting Comprehensive Income" and "Disclosures about Segments of an Enterprise and Related Information," respectively, were issued in June 1997. SFAS 130 requires that certain financial activity typically disclosed in shareholders' equity be reported in the financial statements as an adjustment to net income in determining comprehensive income. SFAS 131 requires the reporting of selected segmented information in quarterly and annual reports. SFAS No. 130 did not materially impact the Company's financial statements, and the Company does not anticipate any material financial impact from the implementation of SFAS 131.

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. The Company does not anticipate that the adoption of SFAS No. 133 will have any material impact to the financial statements.

                               SENIOR SECURITIES

     Certain information about the various classes of senior securities issued by the Company is set forth in the following tables. The "-- " indicates information which the Commission expressly does not require to be disclosed for certain types of senior securities.

                                             TOTAL AMOUNT
                                              OUTSTANDING                  INVOLUNTARY
                                             EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                               TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
              CLASS AND YEAR                 SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
              --------------                 -------------   -----------   -----------   --------------
UNSECURED LONG-TERM NOTES PAYABLE
1988.......................................  $          0      $    0          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................             0           0           --            N/A
1995.......................................             0           0           --            N/A
1996.......................................             0           0           --            N/A
1997.......................................             0           0           --            N/A
1998 (at September 30).....................   180,000,000       2,177           --            N/A

                                             TOTAL AMOUNT
                                              OUTSTANDING                  INVOLUNTARY
                                             EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                               TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
              CLASS AND YEAR                 SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
              --------------                 -------------   -----------   -----------   --------------
MASTER REPURCHASE AGREEMENT AND MASTER LOAN
  AND SECURITY AGREEMENT
1988.......................................  $          0      $    0          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................    23,210,000       3,695           --            N/A
1995.......................................             0           0           --            N/A
1996.......................................    85,775,000       2,485           --            N/A
1997.......................................   225,821,000       2,215           --            N/A
1998 (at September 30).....................    57,300,000       2,177           --            N/A

SENIOR NOTE PAYABLE(5)
1988.......................................  $          0      $    0          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................    20,000,000       5,789           --            N/A
1993.......................................    20,000,000       6,013           --            N/A
1994.......................................    20,000,000       3,695           --            N/A
1995.......................................    20,000,000       2,868           --            N/A
1996.......................................    20,000,000       2,485           --            N/A
1997.......................................    20,000,000       2,215           --            N/A
1998 (at September 30).....................             0           0           --            N/A

OVERSEAS PRIVATE INVESTMENT
  CORPORATION LOAN
1988.......................................  $          0      $    0          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................             0           0           --            N/A
1995.......................................             0           0           --            N/A
1996.......................................     8,700,000       2,485           --            N/A
1997.......................................     8,700,000       2,215           --            N/A
1998 (at September 30).....................     5,700,000       2,177           --            N/A

                                             TOTAL AMOUNT
                                              OUTSTANDING                  INVOLUNTARY
                                             EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                               TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
              CLASS AND YEAR                 SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
              --------------                 -------------   -----------   -----------   --------------
SBA DEBENTURES(6)
1988.......................................  $ 24,350,000      $1,978          $--            N/A
1989.......................................    25,350,000       4,015           --            N/A
1990.......................................    40,450,000       3,397           --            N/A
1991.......................................    49,800,000       3,834           --            N/A
1992.......................................    49,800,000       5,789           --            N/A
1993.......................................    49,800,000       6,013           --            N/A
1994.......................................    54,800,000       3,695           --            N/A
1995.......................................    61,300,000       2,868           --            N/A
1996.......................................    61,300,000       2,485           --            N/A
1997.......................................    54,300,000       2,215           --            N/A
1998 (at September 30).....................    48,650,000       2,177           --            N/A

REVOLVING LINES OF CREDIT
1988.......................................  $ 10,000,000      $1,978          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................    32,226,000       3,695           --            N/A
1995.......................................    20,414,000       2,868           --            N/A
1996.......................................    45,099,000       2,485           --            N/A
1997.......................................    38,842,000       2,215           --            N/A
1998 (at September 30).....................    70,000,000       2,177           --            N/A

BONDS PAYABLE
1988.......................................  $          0      $    0          $--            N/A
1989.......................................             0           0           --            N/A
1990.......................................             0           0           --            N/A
1991.......................................             0           0           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................             0           0           --            N/A
1995.......................................    98,625,000       2,868           --            N/A
1996.......................................    54,123,000       2,485           --            N/A
1997.......................................             0           0           --            N/A
1998 (at September 30).....................             0           0           --            N/A

                                             TOTAL AMOUNT
                                              OUTSTANDING                  INVOLUNTARY
                                             EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                               TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
              CLASS AND YEAR                 SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
              --------------                 -------------   -----------   -----------   --------------
REVERSE REPURCHASE AGREEMENTS(7)
1988.......................................  $ 34,321,000      $1,978          $--            N/A
1989.......................................    29,386,000       4,015           --            N/A
1990.......................................    28,361,000       3,397           --            N/A
1991.......................................     2,761,000       3,834           --            N/A
1992.......................................             0           0           --            N/A
1993.......................................             0           0           --            N/A
1994.......................................             0           0           --            N/A
1995.......................................             0           0           --            N/A
1996.......................................             0           0           --            N/A
1997.......................................             0           0           --            N/A
1998 (at September 30).....................             0           0           --            N/A

REDEEMABLE CUMULATIVE PREFERRED STOCK(6)
1988.......................................  $          0      $    0          $ 0            N/A
1989.......................................             0           0            0            N/A
1990.......................................     1,000,000         308          100            N/A
1991.......................................     1,000,000         338          100            N/A
1992.......................................     1,000,000         526          100            N/A
1993.......................................     1,000,000         546          100            N/A
1994.......................................     1,000,000         351          100            N/A
1995.......................................     1,000,000         277          100            N/A
1996.......................................     1,000,000         242          100            N/A
1997.......................................     1,000,000         217          100            N/A
1998 (at September 30).....................     1,000,000         214          100            N/A

                                             TOTAL AMOUNT
                                              OUTSTANDING                  INVOLUNTARY
                                             EXCLUSIVE OF       ASSET      LIQUIDATING      AVERAGE
                                               TREASURY       COVERAGE     PREFERENCE     MARKET VALUE
              CLASS AND YEAR                 SECURITIES(1)   PER UNIT(2)   PER UNIT(3)    PER UNIT(4)
              --------------                 -------------   -----------   -----------   --------------
NON-REDEEMABLE CUMULATIVE PREFERRED STOCK(6)
1988.......................................  $  5,000,000      $  184        $ 100            N/A
1989.......................................     6,000,000         362          100            N/A
1990.......................................     6,000,000         308          100            N/A
1991.......................................     6,000,000         338          100            N/A
1992.......................................     6,000,000         526          100            N/A
1993.......................................     6,000,000         546          100            N/A
1994.......................................     6,000,000         351          100            N/A
1995.......................................     6,000,000         277          100            N/A
1996.......................................     6,000,000         242          100            N/A
1997.......................................     6,000,000         217          100            N/A
1998 (at September 30).....................     6,000,000         214          100            N/A

---------------
 (1) Total amount of each class of senior securities outstanding at the end of the period presented.
 (2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company's consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as the Company's consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.
 (3) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
 (4) Not applicable, as senior securities are not registered for public trading.
 (5) The Company was the obligor on $15 million of the senior notes. The Company's SBIC subsidiaries were the obligors on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.
 (6) Issued by the Company's SBIC subsidiary to the SBA. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See "Certain Government Regulations -- SBA Regulations."
 (7) U.S. government agency guaranteed loans sold under agreements to repurchase. The Company was advised by the Staff of the Commission that these reverse repurchase agreements were not considered a class of senior security representing indebtedness and thus were not subject to the asset coverage requirements of the 1940 Act.

                                    BUSINESS

     Allied Capital Corporation is a lender to and investor in private small and medium-sized businesses. The Company has been lending to private growing businesses for 40 years and has financed thousands of borrowers nationwide. In addition to its core lending business, the Company provides advisory services to private investment funds. The Company's lending operations are conducted in three primary areas: mezzanine finance, commercial real estate finance, and 7(a) lending. The principal loan products of the Company include subordinated loans with equity features, commercial mortgage loans and SBA 7(a) guaranteed loans.

     The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by investing in growing businesses in a variety of industries and in diverse geographic locations primarily in the United States. This investment objective may be changed without a vote of the Company's stockholders. The Company currently has no policy with respect to concentration (i.e., investment of 25% or more of the Company's total assets in any industry or group of industries) and currently its portfolio is not concentrated. The Company may or may not concentrate in an industry or group of industries in the future.

     The Company is a value-added full-service lender and sources, originates and services all the loans in its portfolio. The Company sources loans and investments through its numerous relationships with regional and boutique investment banks, mezzanine and venture capital investors, and other intermediaries, including professional services firms. In order to increase its sourcing and origination activities, the Company has offices in Chicago, San Francisco and Detroit. The Company centralizes its credit approval function and services its loans through an experienced staff of professionals at its headquarters in Washington, D.C. In addition, the Company has an office in Frankfurt, Germany to provide investment advisory services to a private investment fund making loans in Germany.

     The Company has experienced significant growth in its investment portfolio in the past several years. The fair value of the Company's portfolio grew at an annual compound growth rate of 20.2% to $697.0 million as of December 31, 1997 from $334.2 million as of December 31, 1993, and at December 31, 1997 included 819 borrower relationships in 40 states and the District of Columbia. The Company's portfolio income grew at an annual compound growth rate of 23.7% to $46.1 million from $19.7 million for the years ended December 31, 1997 and 1993, respectively. Additionally, the Company generated a total of $45.5 million in net realized gains during the five-year period ended December 31, 1997. Prior to the merger, the Predecessor Companies had a history of providing solid earnings and dividend growth for their shareholders. From the time of its initial public offering in 1960 through the date of the Merger in 1997, Allied I, the oldest of the Predecessor Companies, provided its shareholders with an average annual investment return, assuming reinvestment of dividends, of 18.88%.

     As a lender, ACC targets a market niche between the senior debt financing provided by traditional lenders, such as banks and insurance companies, and the equity capital provided by venture capitalists and private equity investors. The Company believes that many traditional lenders, due to their overhead costs, regulatory structure or size are hindered from lending effectively to small and medium-sized businesses. Many traditional lenders do not offer a long-term financing option for small to medium-sized businesses. In addition, the Company recognizes that entrepreneurs need an alternative to the high cost and dilutive nature of venture equity capital. The Company is an "enterprise value" lender, which means that it analyzes the potential equity value of a portfolio company when making an investment decision, in addition to the customary collateral and cash flow analyses used by traditional lenders. In its mezzanine finance operations, the Company assesses the underlying value of a borrower's equity capital and may structure its loans to include an equity component in order to enhance its total return on investment. In its commercial real estate operations, the Company assesses the borrower's enterprise value to more accurately determine the ability of the borrower to service its debt. The Company believes that its experience as an enterprise value lender provides the Company with a competitive advantage in originating attractive investment opportunities.

BUSINESS STRATEGY

     The Company's objective is to continue to be a leader in financing growing businesses. The Company has developed an expertise as an enterprise value lender over its 40-year history, and believes that it is well-positioned from a financial and operational standpoint to take advantage of the opportunities in the market it serves.

     On December 31, 1997, the Company completed the Merger of five separate Allied Capital companies, all of which were engaged in small business finance. The objective of the Merger was to create a single, large company and to establish a solid foundation for future growth. The increased size of the Company's portfolio, equity capital base and market capitalization as a result of the Merger has benefited the Company in many respects. The larger portfolio has enabled the Company to increase the size of the loans it originates while maintaining adequate portfolio size diversity. This is expected to increase both the level of annual loan originations as well as enhance the credit quality of the Company's portfolio. The larger equity capital base has strengthened the Company's credit profile, and has enabled the Company to restructure its credit facilities and obtain unsecured debt financing at a lower cost with more favorable financing terms. In addition, the Company believes that its larger market capitalization has increased its access to capital. Greater access to capital at a lower cost has enabled the Company to price its loans to borrowers more competitively.

     The Company believes that the Merger created the structural and financial foundation from which to grow, and management continues to refine its operations. The Company has streamlined its operations and fully integrated all of its lending disciplines in order to improve its efficiency and benefits from synergies between the various lending areas. The Company has also reallocated both financial and human resources to increase its capacity to originate higher yielding mezzanine and SBA 7(a) loans. The Company has developed certain key strategies which it believes will enable it to achieve its objective and result in continued growth in assets and profitability. The principal elements of the Company's strategies are:

     - GROWTH IN LOAN ORIGINATIONS AND RETURN ON ASSETS: During the fourth quarter of 1997, the Company began to originate larger loans, particularly in its mezzanine portfolio, in order to increase the growth in its total loan originations. The Company now originates loans of up to $25 million in size. In addition, the Company has implemented a new pricing strategy in all of its lending operations reflecting its lower cost of capital as a result of the Merger. The Company expects that more competitive pricing will contribute to an increase in the Company's loan originations and ultimately the Company's profitability. In addition to its strategies related to loan size and pricing, the Company has increased the scale of its sales and marketing function in order to increase loan origination activity. The Company originated $349.6 million in new loans in the first nine months of 1998 as compared to $262.2 million in the first nine months of 1997, reflecting in large measure the Company's new loan origination growth strategies.

       The Company believes that it currently has an opportunity to increase its portfolio return and thus returns on shareholders' equity by reallocating financial and human resources to its higher yielding mezzanine and SBA 7(a) lending areas from its commercial real estate finance operations. At September 30, 1998, the mezzanine portfolio yield (at value) was 14.0%, as compared to a 10.1% yield (at value) on the commercial real estate portfolio. Recent declines in U.S. Treasury rates and a competitive real estate lending market have lowered the rates that the Company can charge on new commercial mortgage loans. Conversely, the Company's post-Merger capital structure has lowered its cost of capital as compared to private mezzanine lenders, and the Company believes that it has a pricing advantage in the mezzanine marketplace. The Company will continue to pursue commercial real estate finance, but may increasingly sell loans that are originated with lower investment yields at premiums to various financial institutions. Sale premiums received from these loan sales are also expected to enhance the Company's portfolio return.

     - MAINTENANCE OF ASSET QUALITY. The Company continues to maintain its policy of rigorous credit underwriting and maintenance of asset quality. The Company has a corporate culture that values strong credit analysis and believes that it has a proven and effective credit underwriting process. Over the past ten years, the Company has experienced a low level of losses and strives to maintain this record by employing stringent underwriting criteria and guidelines, requiring extensive due diligence, and approving credit decisions by committee, with no individual loan officer credit approval authority. All prospective investments are approved by the Company's investment committee, at its headquarters in Washington, D.C. The investment committee is comprised of nine senior investment professionals, who have an average of 17 years of experience. In addition, loans and investments with a total dollar amount of $10 million or greater are approved in advance by the executive committee or the board of directors.

     - EFFICIENT MANAGEMENT OF THE BALANCE SHEET TO MAXIMIZE RETURNS TO SHAREHOLDERS. The Company actively manages its capital structure in an effort to minimize its cost of capital and maximize returns for its shareholders. The Company conservatively leverages its equity capital with debt financing to enhance shareholder returns. The Company strives to match fund its long-term assets with long-term financing, and manages fixed/variable interest rate exposure where appropriate. The Company's large volume of loan originations provides it with access to alternative funding sources. Alternative funding sources such as loan sales and securitization allow the Company to enhance the returns the Company earns on its investments, as well as increase liquidity.

     In addition, the Company plans to further its growth through the acquisition of portfolios and related businesses, and through strategic partnerships with other lenders and intermediaries.

MEZZANINE FINANCE

     The Company provides financing to small and medium-sized businesses to fund growth, leveraged buyouts, acquisitions and recapitalizations. The Company's mezzanine investments are generally structured as debt securities that carry a relatively high fixed rate of interest, and are often combined with warrants to purchase a portion of the borrower's equity in order to earn investment appreciation. The Company's objective for its mezzanine portfolio is to generate a return on assets ranging from 14% to 20% from both interest income earned and gains on sale of equity interests. At September 30, 1998, the Company's mezzanine portfolio had $254.8 million in mezzanine loans and $47.0 million in equity interests totaling $301.9 million, which represented 41% of the Company's total investment portfolio.

     Mezzanine investments have historically ranged in size between $2 million and $10 million. While the Company plans to continue originating investments of this size, it may now originate larger-sized transactions of up to $25 million.

     Post-Merger, the Company has targeted larger companies with greater capital needs due to the superior credit characteristics of these larger companies when compared to smaller, more fragile companies. The Company's target criteria for mezzanine borrowers include: revenues of $20 million to $200 million; cash flow margins of approximately 10% of revenues; a debt service coverage ratio of approximately 2.0 times; average years of operation of ten years; strong equity sponsorship; and a seasoned management team with a significant equity stake. See "Business -- Underwriting Guidelines and Procedures."

     As an enterprise value lender, the Company assesses the underlying value of a borrower's equity capital and structures its loans to include an equity component to enhance its total return. The Company's primary competition in mezzanine finance is from private equity and mezzanine investment partnerships. The Company believes that it has certain structural and operational advantages when compared to many of its competitors. The Company's scale of operations, equity capital base, and successful track record as a mezzanine lender should enable the Company to borrow long-term capital to leverage its equity and reduce its overall cost of capital. The Company uses its lower cost of capital to price its loans competitively. In addition, the perpetual nature of the Company's corporate structure enables the Company to be a better long-term partner for its borrowers than traditional mezzanine partnerships, which typically have a limited life.

     Mezzanine investments generally carry a fixed interest rate and a maturity of five to seven years with interest-only payments in the early years and payments of both principal and interest in the later years. The weighted average yield (at value) on the mezzanine loan portfolio at September 30, 1998 was approximately 14.0%. Historically, the Company has structured its loans to generate approximately one-half of its return on investment from current interest income and approximately one-half from the sale of an equity "kicker." The Company has recently modified its mezzanine lending strategy and is structuring more loans where the majority of its investment is expected to result from stated interest income and less of its return is expected to result from gains on sale of equity.

     At September 30, 1998 the Company held equity investments in 60 companies with a total value of $47.0 million. During the nine months ended September 30, 1998 and the years ended December 31, 1997 and 1996, respectively, the Company converted a portion of its equity investments into realized gains of $10.2 million, $10.7 million, and $19.2 million, respectively. Equity investments held by the Company, which include warrants, options, and common and preferred stock, generally do not produce a current return, but are held for potential investment appreciation and ultimate gain on sale. The majority of the Company's mezzanine loans include warrants to purchase common stock of the borrower. Generally, the warrants are exercisable after a three to five year period, and the exercise price for the purchase of common stock is a nominal amount. The warrants are generally structured to include registration rights allowing the Company to sell the securities in the event of a public offering by the borrower, and in many cases carry a put option that requires the borrower to repurchase the warrants after a specified period of time at a formula price or at the fair market value of the shares issuable.

     The Company holds a portion of its mezzanine investment portfolio in its wholly owned subsidiary, Allied Investment. Allied Investment is licensed and regulated by the SBA to operate as an SBIC and is required to lend to certain small businesses as stipulated by the SBA. See "Certain Government Regulations."

     The Company manages its mezzanine portfolio in an effort to ensure that it is not concentrated in any particular geographical area or region, and is diverse in terms of the specific industries represented. The following table shows the Company's mezzanine portfolio by industry and geographic region at September 30, 1998:

                              MEZZANINE PORTFOLIO
--------------------------------------------------------------------------------

                                PERCENT OF
           INDUSTRY               TOTAL
------------------------------  ----------
Industrial/Manufacturing......      43%
Broadcasting/Communications...      17
Services......................      21
Retail/Wholesale..............      14
Other.........................       5
                                   ---
                                   100%
                                   ===

                                PERCENT OF
      GEOGRAPHIC REGION           TOTAL
------------------------------  ----------
Mid-Atlantic..................      35%
Southeast.....................      26
Midwest.......................      24
West..........................       7
Northeast.....................       5
International.................       3
                                   ---
                                   100%
                                   ===

COMMERCIAL REAL ESTATE FINANCE

     The Company originates and purchases commercial loans to small businesses secured by liens or mortgages on real estate ("commercial mortgage loans"), with a primary focus on loans ranging in size from $1 million to $20 million. In addition to commercial mortgage loans, the Company also provides long-term real estate financing products, such as subordinated real estate loans and sale-leaseback financing. The Company seeks to maximize its return on investment by choosing either to hold loans in its commercial real estate investment portfolio or to sell or securitize certain loans. The commercial real estate portfolio totaled approximately $305.8 million at September 30, 1998, or 41% of the Company's total investment portfolio. In addition, at September 30, 1998 the Company had $83.8 million in interests in a securitization pool of commercial real estate mortgages. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Nine Months Ended September 30, 1998 and 1997."

     The Company believes that it competes successfully in the commercial real estate finance market due to the creativity and flexibility of its loan terms. When evaluating a potential commercial real estate investment, the Company considers the enterprise value of the borrower in addition to the value of the underlying collateral. The Company believes that it is able to structure and finance more complicated credits due to its enterprise value approach and the sophistication of its investment professionals. The Company competes with banks, real estate conduits, equity and mortgage REITs and other lenders for the commercial mortgage loans it originates. The Company believes that it has earned a reputation in the commercial real estate finance market as a specialist in credits that require more difficult structuring or underwriting techniques, and that it competes successfully in this niche.

     The Company considers a variety of information during its credit underwriting process including: the borrower's financial statements, third party appraisals of the related mortgage asset, rent rolls and lease information and other third-party reports, as appropriate, to assess risks related to engineering, environmental, seismic, or structural issues.

     The Company derives income from the stated interest due on its commercial mortgage loans and from the amortization of discounts on its portfolio of purchased commercial mortgage loans. ACC generally prices its commercial mortgage loans at interest rates ranging from 200 to 500 basis points over comparable term U.S. Treasury rates. At September 30, 1998, approximately 70% of the Company's portfolio of commercial mortgage loans carried a fixed rate of interest and approximately 30% had adjustable rates of interest tied to various indices. At September 30, 1998, the weighted average yield (at value) on ACC's portfolio of commercial mortgage loans was approximately 10.1%, which reflects the stated interest and amortization of discounts on loans over the expected life of the loan. Commercial mortgage loans originated by ACC generally have a maturity of five to ten years. Occasionally, these loans may require payments of interest only or level payments of principal and interest calculated to amortize principal on a 10- to 30-year basis with a balloon payment at maturity. At September 30, 1998, the average loan to value ratio for the commercial mortgage loan portfolio, including the securitized pool, was 66.2%.

     The Company will sell or securitize commercial real estate loans in order to increase the investment return earned on its portfolio and to provide liquidity for new investments. In late 1995, the Company commenced securitizing portions of its commercial real estate portfolio. Through asset securitization, the Company effectively sells senior tranches of its mortgage loans to investors while retaining a subordinated interest in the loans sold. Securitization effectively increases the Company's returns on the assets it retains and provides additional liquidity. The Company has completed two asset securitization transactions to date, the most recent of which occurred on January 30, 1998. The Company continues to service all loans securitized, and at September 30, 1998 was servicing $243.0 million of securitized loans. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Nine Months Ended September 30, 1998 and 1997."

     The Company believes that it will increasingly sell lower yielding real estate loans on a whole loan basis to various financial institutions. The Company believes that the cash premium income from these sales will increase its overall portfolio yield and will be a more effective means of managing its capital resources, as opposed to maintaining these lower yielding loans in its portfolio until such time in which a securitization pool of sufficient size could be assembled. The Company will retain in its portfolio those commercial mortgage loans that provide for a higher investment yield, and may continue to securitize these loans; however, the Company does not anticipate that it will offer a pool of loans for securitization any more frequently than annually.

     The Company's commercial mortgage loan portfolio is diversified geographically and is secured by various properties, including hotels, motels and resorts, office buildings, retail establishments, industrial/manufacturing facilities and other property types. The following tables show the composition of the Company's commercial mortgage loan portfolio (including the Company's interest in the securitized loan pool) by property type and geographic region at September 30, 1998:

                       COMMERCIAL MORTGAGE LOAN PORTFOLIO
--------------------------------------------------------------------------------

                                PERCENT OF
        PROPERTY TYPE             TOTAL
------------------------------  ----------
Office........................      31%
Hospitality...................      40
Retail........................       9
Recreation....................       3
Other.........................      17
                                   ---
                                   100%
                                   ===

                                PERCENT OF
      GEOGRAPHIC REGION           TOTAL
------------------------------  ----------
Mid-Atlantic..................      34%
West..........................      25
Southeast.....................      17
Midwest.......................      18
Northeast.....................       6
                                   ---
                                   100%
                                   ===

7(a) LENDING

     The Company participates in the SBA's 7(a) Guaranteed Loan Program through its wholly owned subsidiary, Allied SBLC. Allied SBLC is licensed by the SBA as a Small Business Lending Company ("SBLC"). The SBA is no longer issuing SBLC licenses, and the Company is one of only fourteen non-bank SBLCs operating in the United States. Under the 7(a) program, the Company makes senior secured loans to small businesses that are partially guaranteed by the SBA. 7(a) loans are made to small businesses for the purposes of acquiring real estate, purchasing machinery or equipment or to provide working capital. The loans are secured by a mortgage or other lien on the assets of the borrower, and in all cases the owners of the business must personally guarantee the payment of interest on and principal of the loans. The Company focuses its 7(a) loan origination activity on loans secured by real estate assets. The 7(a) portfolio totaled approximately $48.5 million at September 30, 1998, or 6.6% of the Company's total investment portfolio.

     For the fiscal year ended September 30, 1998, the federal government estimated that 7(a) loan originations would approximate $10.5 billion. This large market is served by banks, non-bank SBLCs, and certain state-sponsored non-bank lenders. The Company believes that it competes successfully in the 7(a) loan market because of its focus in certain regional markets and because of its status as a "Preferred Lender" in the markets in which it competes. As an SBA Preferred Lender, the Company is permitted to make 7(a) loans without SBA credit approval, thus simplifying and expediting the process of loan approval and disbursements. In order to source 7(a) loan opportunities, the Company has established relationships with certain third-party intermediaries, or "Regional Associates," in seven markets across the nation.

     The Company's 7(a) loans typically range in size from $250,000 to $1 million. Pursuant to Section 7(a) of the Small Business Act, the SBA will guarantee 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with no more than $5 million in annual sales and no more than 500 employees. Maximum loan maturities are stipulated by the SBA as follows: loans to acquire real estate: 25 years; loans to purchase machinery and equipment: 15 years; and loans to provide working capital: seven years.

     The Company typically prices its 7(a) loans with interest at a variable rate, typically 1.75% to 2.75% per annum above the prime rate, adjusted monthly. The Company's lower cost of capital affords the Company the opportunity to concentrate its 7(a) loan origination activity in a more competitive pricing range, and the Company believes that this pricing strategy will increase both the volume of its loan origination activity as well as the credit quality of its borrowers.

     The Company routinely sells the guaranteed portion of its 7(a) loans in the well-established secondary market. The Company earns premium income from the cash gain it receives from the sale of the guaranteed portion of the Company's 7(a) loans, less the costs associated with originating the loans sold. Typically, the Company receives cash premiums on loan sales, net of origination costs, ranging from 4% to 7.5% of the face amount of each loan sold. This premium income enhances the return on the Company's 25% retained investment in the loan, and the Company's retained portion is not subordinate to the guaranteed portion sold. The Company continues to service 100% of its loans sold. The Company receives excess interest on the loans sold. The value of such additional interest is recorded as an excess servicing asset. At September 30, 1998, the Company was servicing 7(a) loans sold totaling $132.7 million.

     The Company also provides companion or "piggyback" loans in conjunction with traditional 7(a) loans (i.e., the 7(a) Companion Loans). For this type of financing, the Company provides an unguaranteed first mortgage loan for up to 60% of the real estate value and a second mortgage loan through the 7(a) program with a 75% SBA guarantee. The total of the two loans is generally 80% or less of the appraised value of the real estate. From time to time, the Company may partner with local banks by providing second mortgage loans that are partially guaranteed by the SBA in conjunction with the banks' conventional first mortgage loans to qualifying small businesses. The 7(a) Companion Loans are included in the Company's commercial real estate finance portfolio. The Company also participates in the SBA Section 504 Loan Program; these loans also are included in the Company's commercial real estate finance portfolio.

     The Company has in its 7(a) portfolio loans to, among others, hotels and motels, automotive shops and gas stations, restaurants, manufacturers, broadcasting and communications companies, service providers, retail shops, and other small businesses. The following tables shows the Company's 7(a) loan portfolio by industry and geographic region at September 30, 1998:

                              7(a) LOAN PORTFOLIO
--------------------------------------------------------------------------------

                                PERCENT OF
           INDUSTRY               TOTAL
------------------------------  ----------
Hospitality...................      30%
Automotive Services...........      27
Restaurant/Food Services......      12
Industrial/Manufacturing......       6
Broadcasting/Communications...       6
Services......................       6
Retail/Wholesale..............       3
Other.........................      10
                                   ---
                                   100%
                                   ===

                                PERCENT OF
      GEOGRAPHIC REGION           TOTAL
------------------------------  ----------
Midwest.......................      36%
Mid-Atlantic..................      29
Southeast.....................      15
Northeast.....................       8
West..........................      12
                                   ---
                                   100%
                                   ===

INVESTMENT ADVISORY SERVICES

     The Company is registered under the Investment Advisers Act of 1940, as amended, and provides investment advisory and related services to private investment funds that are primarily owned by large institutional investors or other accredited investors. These funds primarily focus on investing in small growing entrepreneurial companies through senior or subordinated debt, a combination of debt and equity investments, or commercial mortgage loans collateralized by real estate. As the investment adviser to private funds, the Company is responsible for sourcing, originating, monitoring, servicing and liquidating investments in their portfolios. The Company generally is compensated for its services in the form of asset-based or commitment-based fees, and performance incentive fees. The Company is able to participate as a co-investor in, as well as a manager to, private funds, which the Company believes provides an advantage in competing for future advisory contracts. The Company will selectively consider new investment advisory opportunities.

     Currently, the Company acts as an investment adviser to four private funds. Three of these funds are in the process of liquidation pursuant to the terms of their formation, and the fourth is a new investment fund targeting investments in Germany. In January 1998, the Company entered into an investment advisory agreement with Kreditanstalt fur Wiederaufbau (KfW), the state-owned public development bank of Germany, to manage a fund with committed capital of DM 160 million (approximately $95 million at September 30, 1998). For its services related to sourcing, structuring, investing, monitoring and disposing of its investments in small, German businesses, the Company will receive a 3% per annum fee on total committed capital, and will share in the investment returns of the fund. The Company will also co-invest with the fund for an aggregate co-investment commitment of DM 40 million (approximately $24 million at September 30, 1998).

OTHER INVESTMENTS

     At September 30, 1998, the Company had $43.6 million in cash and government securities. The Company temporarily invests cash in U.S. government or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" as well as the Company's Consolidated Financial Statements.

MARKETING

     The Company believes that its experience and reputation provide a competitive advantage in originating new investment opportunities. The Company has established an extensive network of investment referral relationships over its 40-year history. The Company is recognized as a pioneer in the mezzanine finance industry, and has developed a reputation in the commercial real estate finance market for its ability to finance complex transactions.

     During the past fifteen months, the Company has increased the scope of its sales and marketing activity by opening regional offices in Chicago, San Francisco and Detroit and by staffing a full-time sales and marketing function with eight individuals to identify and pursue mezzanine investments, commercial mortgage loans, and SBA 7(a) loans. The Company maintains relationships with regional and boutique investment banks, mezzanine and venture capital investors, and other intermediaries, including business and mortgage brokers, banks, law firms and accountants for loan referrals.

     In addition to the Company's principal marketing channels, the Company has developed an additional channel for its SBA 7(a) lending operations through its Regional Associates, who refer to the Company potential loans to small businesses located in designated areas. If and when a loan referred by a Regional Associate is closed, the Regional Associate is compensated by an origination fee calculated using a formula agreed upon by the Company and the Regional Associate. The origination fees currently paid by the Company to Regional Associates range from 0.5% to 5.0% of the principal amount of each loan made that was referred by the respective Regional Associate. The Regional Associates from time to time may assist the Company in monitoring any loans referred by them or otherwise made in their designated areas. At September 30, 1998, the Company had eleven Regional Associates located throughout the United States.

UNDERWRITING GUIDELINES AND PROCEDURES

     In assessing new investment opportunities, the Company maintains a rigorous credit policy which is based upon the underwriting guidelines described below, a thorough due diligence process, and a credit approval policy requiring committee review. All credit approval is obtained through the Company's investment committee, and no one loan officer has the ability to approve an investment. The Company's underwriting process is performed by an experienced staff of professionals and is centralized at the Company's headquarters in Washington, D.C. The Company believes that these procedures have enabled the Company historically to maintain a high level of asset quality in its portfolio.

UNDERWRITING GUIDELINES

     The Company has developed certain general criteria that serve as important guidelines when assessing the attractiveness of new investment opportunities. The emphasis placed on each criteria is dictated by the type of investment the Company is considering and the terms of that investment.

     Sound capital structure. The Company scrutinizes the capital structure of its potential borrowers to assure that there is sufficient equity capital to support its loans and to assure that the enterprise value of the borrower is reasonable given the amount of the financing the Company intends to provide. In the case of loans secured by real estate, the Company also seeks to have a sufficient loan to collateral value based upon ACC internal valuations and the appraisals received by ACC-approved appraisal firms.

     Seasoned management team. The Company focuses on the experience and depth of the borrower's management team. The Company seeks to determine that management has demonstrated the ability to successfully operate its business through changes in economic cycles, and has the requisite experience to execute the borrower's business plan. The Company also looks for management that has sufficient depth of talent. Another important aspect of the Company's evaluation is the level of management ownership and the risk assumed by management relative to the success of the growing business.

     Solid market position and sufficient operating margins. The Company seeks businesses that have a proven business model, and have historical operating margins sufficient to sustain an adequate level of cash flow. The Company typically does not lend to companies that have experimental products or are in the early stages of their development. The Company looks for borrowers that have defined their market niche and have established their presence in that niche.

     Strong cash flow for debt service. The Company analyzes the historical financial performance of the business with particular emphasis placed on a track record of profitability and positive cash flow. Additionally, the Company reviews whether the business has historically achieved the financial performance targets set by its management.

UNDERWRITING PROCEDURES

     Due Diligence. During the underwriting process, the Company conducts a rigorous due diligence process to evaluate investment opportunities. Due diligence focuses on four primary areas including: business due diligence; management due diligence; financial due diligence; and collateral due diligence. In the business due diligence process, the Company's investment professionals challenge the borrower's business plan, assess the borrower's competitive position, and assess the ability of the borrower to weather economic cycles. The Company also assesses the borrower's preparation for the Year 2000. Management due diligence includes a variety of reference checks including personal and professional references, discussions with vendors, suppliers, customers, and competitors, and references from employees. In the financial due diligence process, the investment professional analyzes historical and projected financial information and stress-tests financial information given certain adverse assumptions. For secured loans, the Company's collateral due diligence includes analysis of third-party appraisals, environmental reports, structural and engineering reports, when necessary, and personal inspection of collateral properties. In addition, each investment professional is required to value collateral independently of appraised values.

     Investment Committee. Upon the completion of due diligence, each transaction is presented to the investment committee, which is comprised of nine of the Company's most senior investment professionals. All of the Company's lending disciplines are represented on the investment committee, and the individuals that comprise the investment committee currently have an average of 17 years of experience. The Company benefits not only from the experience of its investment committee members, but also from the experience of its senior investment professionals who, on average, have over 13 years of professional experience. In certain instances where risk/return characteristics warrant and for every investment larger than $10 million, the executive committee or the board of directors is also required to approve investment transactions.

PORTFOLIO MONITORING

     The Company services all of the loans it holds for its own portfolio and believes that its portfolio monitoring and internal servicing procedures are essential to maintaining high asset quality and low loan loss rate.

     Loan Servicing. The Company maintains a staff responsible for routine loan servicing including payment processing, borrower inquiries, escrow analysis and processing, third-party reporting, financial statement processing and insurance and tax administration. In addition, the Company maintains a staff responsible for special servicing activities including delinquency monitoring and collection, workout administration, and management of foreclosed assets.

     Portfolio monitoring and valuation. In addition to routine and special servicing activity, the Company monitors the portfolio through a grading system, and investment professionals are required to value their loans and investments on a quarterly basis. Prior to the third quarter of 1998, the Company had employed two separate grading systems for its mezzanine and commercial real estate loans, and did not use a grading system for its SBA 7(a) loan portfolio. To provide greater consistency in reporting credit quality to the Company's investors, during the third quarter of 1998 the Company moved the real estate and SBA 7(a) loan portfolios to the same grading system used for the mezzanine portfolio. The mezzanine grading scale now used for the entire portfolio provides for the following classifications. Grade 1 is used for those loans from which a capital gain is expected. Grade 2 is used for loans performing in accordance with plan. Grade 3 is used for loans that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is for loans for which some loss of contractually due interest is expected, but no loss of principal is expected. Grade 5 is for loans for which some loss of principal is expected and the loan is marked down to net realizable value. At September 30, 1998, $13.3 million at value, or 1.8% of the Company's total portfolio, was classified as Grade 5.

     The Company values its portfolio on a quarterly basis, and valuations are reviewed and approved by the Company's board of directors. Investment professionals are required to review their individual portfolios and consider the financial performance of their borrowers, loan payment histories, indications of potential equity realization events and current collateral values, and determine whether the value of an asset should be increased by unrealized appreciation or decreased through unrealized depreciation. As a general rule, the Company does not value its loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also, as a general rule, equity securities may be assigned appreciation if there has been some determinable event to indicate that an increase in value is warranted. After the investment professional has made his or her determination, the valuation is reviewed by members of senior management for approval, and then presented to the board of directors for their review and approval. At September 30, 1998 the Company had recorded an aggregate of $27.1 million in unrealized depreciation on its loans and investments, and an aggregate of $28.0 million in unrealized appreciation on its portfolio, for a net unrealized appreciation of $864,000.

     Delinquencies. The Company monitors loan delinquencies through weekly review of the Company's delinquency reports. Loans that are 30 days delinquent are monitored and borrowers of such loans are contacted for collection by the Company's loan servicing staff. Loans that are 60 days delinquent are generally transferred to investment professionals responsible for special servicing activity for monitoring and collection activity. Loans over 90 days delinquent are reviewed by the Company's accounting department in conjunction with the investment professional responsible for special servicing to determine whether the loan should be placed on a non-accrual status or whether a valuation adjustment is required. Generally, loans over 120 days delinquent are placed on a non-accrual status and the Company actively monitors each individual delinquent borrower to determine the appropriate course of action. See note 4 of the Company's Consolidated Financial Statements.

     At September 30, 1998, the Company's portfolio of delinquent assets greater than 120 days past due totaled $21.2 million at value, or approximately 2.9% of total assets. Included in this category are loans valued at $16.4 million which are secured by real estate. The Company has a history of low levels of loan losses and has a demonstrated track record of successfully resolving troubled credit situations with minimal loss. Information concerning losses in the Company's portfolio is set forth below:

                                  NINE MONTHS
                              ENDED SEPTEMBER 30,                              YEAR ENDED DECEMBER 31,
                              --------------------       --------------------------------------------------------------------
                                1998        1997           1997         1996(1)          1995           1994           1993
                              --------    --------       --------       --------       --------       --------       --------
                                                                                    (IN THOUSANDS)
Realized losses........       $    818    $    972       $  5,100       $ 11,262       $  4,679       $  2,908       $  3,719
Total assets...........        815,477     818,862        807,775        713,360        605,434        501,817        435,268
Realized losses/
  total assets.........           0.1%        0.1%           0.6%           1.6%           0.8%           0.6%           0.9%

---------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for a discussion of the realized losses experienced in 1996.

COMPETITION

     A large number of entities and individuals compete for the opportunity to make investments similar to those made by the Company. Many of these entities and individuals have greater financial resources than the Company. As a result of this competition, the Company may from time to time be precluded from making otherwise attractive loans and investments on terms considered to be prudent in light of the risks to be assumed. In the market for providing mezzanine financing, ACC competes against a broad array of financial institutions including commercial banks, insurance companies, specialized mezzanine and private equity funds, and investment banks. The commercial real estate financing market is also competitive and includes commercial banks, niche funds and investment banks, real estate conduits, equity and mortgage REITs and other non-bank lenders. Competitors in the SBA 7(a) lending market include commercial banks and other SBLCs.

EMPLOYEES

     At September 30, 1998, the Company and its subsidiaries employed 96 persons. The Company believes that its relations with its employees are excellent.

LEGAL PROCEEDINGS

     The Company is party to certain lawsuits in connection with its business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these actions will have a material effect upon the Company's financial condition or results of operations.

                              PORTFOLIO COMPANIES

     The following table sets forth certain information at September 30, 1998, regarding each portfolio company in which the Company has an equity investment. The Company makes available significant managerial assistance to its portfolio companies. See "Certain Government Regulations." Other than loans to the portfolio company, the only relationship between each portfolio company and the Company is the Company's investment. For information relating to the amount and general terms of all loans to portfolio companies, see the Company's Consolidated Statement of Investments at September 30, 1998 at pages F-5 to F-9 herein.

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
Acme Paging, L.P. ..............  Paging Services           Partnership Interests           1.8%
  1336 Basswood, Suite F
  Schaumburg, IL 60173

American Barbecue & Grill,                                                                 17.3%
  Inc. .........................  Restaurant Chain          Warrants to Purchase
  7300 W. 110th Street, Suite
     570                                                    Common Stock
  Overland Park, KS 66210

ARS, Inc. ......................  Automotive Parts          Warrants to Purchase            3.0%
  2775 Broadway                   Manufacturing             Common Stock
  Buffalo, NY 14227

ASW Holding Corporation.........  Steel Wool Manufacturer   Warrants to Purchase            5.0%
  2825 W. 31st Street                                       Common Stock
  Chicago, IL 60623

Au Bon Pain Co., Inc. ..........  Restaurant Chain          Warrants to Purchase            1.7%
  19 Fid Kennedy Avenue                                     Common Stock
  Boston, MA 02210

Brazos Sportswear, Inc. ........  Sportswear Manufacturer   Common Stock                    7.8%
  3860 Virginia Avenue            & Distribution
  Cincinnati, OH 45227

Calendar Broadcasting, Inc. ....  Radio Stations            Warrants to Purchase           15.0%
  One Independence Plaza                                    Common Stock
  Middletown, NJ 07701

Candlewood Hotel Company........  Extended Stay             Series A Convertible            5.0%
  9342 East Central               Facilities                Preferred Stock
  Wichita, KS 67206

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
Celebrities, Inc. ..............  Radio Stations            Warrants to Purchase           25.0%
  408-412 W. Oakland Park                                   Common Stock
     Boulevard
  Ft. Lauderdale, FL 33311-1712

CeraTech Holdings Corporation...  Ceramic Plate             Warrants to Purchase           33.7%
  10435 Seymour Avenue            Manufacturer              Common Stock
  Franklin Park, IL 60131

Cherry Tree Toys, Inc. .........  Direct Marketer of        Common Stock                   19.8%
  7601 France Avenue South,       Woodcrafts
     #225.......................
  Edina, MN 55435

Convenience Corporation of
  America.......................  Convenience Store Chain   Series A Preferred Stock       10.0%
  711 N. 108th Court                                        Warrants to Purchase            4.5%
  Omaha, NE 68154                                           Common Stock

Cooper Natural Resources,                                                                  25.3%
  Inc. .........................  Sodium Sulfate Producer   Warrants to Purchase
  P.O. Box 1477                                             Common Stock
  Seagraves, TX 79360

Cosmetic Manufacturing..........  Cosmetic Manufacturer     Options to Purchase            10.0%
  Resources, LLC                                            Shares
  11312 Penrose Street
  Sun Valley, CA 91352

Csabai Canning Factory Rt. .....  Food Processing           Hungarian Quotas                9.2%
  5600 Bekescasba
  Bekis: vt 52-54 Hungary

DEH Printed Circuits, Inc. .....  Circuit Board             Warrants to Purchase           12.5%
  840 Church Road                 Manufacturer              Common Stock
  Elgin, IL 60123

DeVlieg-Bullard, Inc. ..........  Tool Manufacturer         Warrants to Purchase            1.7%
  One Gorham Island                                         Common Stock
  Westport, CT 06680

Directory Investment                                                                       50.0%
  Corporation...................  Telephone Directories     Common Stock
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006

Directory Lending Corporation...  Telephone Directories     Common Stock                   50.0%
  1919 Pennsylvania Avenue, N.W.                            Preferred Stock                50.0%
  Washington, DC 20006

DMI Furniture, Inc. ............  Furniture Manufacturer    Common Stock                    1.6%
  101 Bullitt Lane                Stock
  Louisville, KY 40222

EDM Consulting, LLC.............  Environmental             Equity Interest                25.0%
  14 Macopin Avenue               Consulting
  Montclair, NJ 07043

Esquire Communications Ltd. ....  Court Reporting           Warrants to Purchase            3.0%
  216 E. 45th Street, 8th floor   Services                  Common Stock
  New York, NY 10017

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
ExTerra Funding LLC ............  Consumer Finance          Preferred Stock                 2.6%
  35 Lennon Lane, Suite 200                                 Common Stock                    1.1%
  Walnut Creek, CA 94598                                    Warrants to Purchase            1.1%
                                                            Common Stock
Fairchild Industrial Products
  Company.......................  Industrial Controls       Warrants to Purchase           21.5%
  3920 Westpoint Boulevard        Manufacturer              Common Stock
  Winston-Salem, NC 27013

Gibson Guitar Corporation ......  Guitar Manufacturer       Warrants to Purchase            3.0%
  1818 Elm Hill Pike                                        Common Stock
  Nashville, TN 37210

Ginsey Industries, Inc. ........  Toilet Seat                                               7.0%
  281 Benigno Boulevard           Manufacturer              Convertible Debentures
  Bellmawr, NJ 08031                                        Warrants to Purchase           16.0%
                                                            Common Stock
Golden Eagle/Satellite
  Archery, LLC..................  Sporting Equipment        Convertible Debentures         26.9%
  1733 Gunn Highway               Manufacturer
  Odessa, FL 33556

Grant Broadcasting System II....  Television Stations       Warrants to Purchase           40.0%
  919 Middle River Drive,                                   Common Stock
  Suite 409                                                 Warrants to Purchase           40.0%
  Ft. Lauderdale, FL 33304                                  Common Stock in
                                                            Affiliate Company
Grant Television, Inc. .........  Television Stations       Warrants to Purchase           20.0%
(See Grant Broadcasting System
  II)                                                       Common Stock

Hotelevision, Inc. .............  Hotel Cable-TV            Preferred Stock                14.2%
  599 Lexington Avenue            Network
  Suite 2300
  New York, NY 10022

IndeNet Corporation
  (Enterprise Software,
     Inc.) .....................  Broadcasting Software     Common Stock                    2.6%
  5475 Tech Enter Drive, Suite
     300                                                    Warrants to Purchase            3.8%
  Colorado Springs, CO 80919                                Common Stock

JRI Industries, Inc. ...........  Machinery Manufacturer    Warrants to Purchase            7.5%
  2958 East Division                                        Common Stock
  Springfield, MO 65803

Julius Koch USA, Inc. ..........  Cord Manufacturer         Warrants to Purchase           45.0%
  387 Church Street                                         Common Stock
  New Bedford, MA 02745

Kirker Enterprises, Inc. .......  Nail Enamel               Warrants to Purchase           22.5%
  55 East 6th Street              Manufacturer              Common Stock
  Paterson, NJ 07524                                        Equity Interest in              5.0%
                                                            Affiliate Company
Kirkland's, Inc. ...............  Home Furnishing           Warrants to Purchase            3.2%
  P.O. Box 7222                   Retailer                  Common Stock
  Jackson, TN 38308-7222

Liberty-Pittsburgh Systems,                                                                20.0%
  Inc. .........................  Business Forms Printing   Common Stock
  265 Executive Drive
  Plainview, NY 11803

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
Love Funding Corporation........  Mortgage Services         Series D Preferred Stock       26.0%
  1220 19th Street, NW, Suite
     801
  Washington, DC 20036

MidSouth Data Systems, Inc.
  (Kyrus Corporation) ..........  Value-Added Reseller,     Warrants to Purchase            8.0%
  25 Westridge Market Place       Computer Systems          Common Stock
  Chandler, NC 28715

Midview Associates, L.P. .......  Residential Land          Options to purchase            35.0%
  2 Eaton Street, Suite 1101      Development               partnership interests
  Hampton, VA 23669

Mill-It Striping, Inc. .........  Highway Paint Striping    Common Stock                    8.0%
  1005 Sunshine Lane
  Altamonte Springs, FL 32714

MLX/Morton Industrial Group ....  Friction Materials        Common Stock                    0.2%
  5305 Oakbrook Parkway           Manufacturer
  Norcross, GA 30093

Monitoring Solutions, Inc. .....  Air Emissions             Common Stock                   25.0%
  4303 South High School Road     Monitoring                Warrants to Purchase           40.0%
  Indianapolis, IN 46241                                    Common Stock

Nobel Education Dynamics,                                                                 100.0%
   Inc. ........................  Educational Services      Series D Convertible
  1400 N. Providence Road,                                  Preferred Stock
  Suite 3055                                                Warrants to Purchase           12.1%
  Media, PA 19063                                           Common Stock

Nortek Aviation Support,                                                                    2.5%
   Inc. ........................  Aviation Services         Warrants to Purchase
  c/o Trivest, Inc.               Company                   Common Stock
  2665 S. Bayshore Dr., Suite
     800
  Miami, FL 33133-5462

Nursefinders, Inc. .............  Home Healthcare           Warrants to Purchase            3.5%
  1200 Copeland Road, Suite 200   Providers                 Common Stock
  Arlington, TX 76011

Old Mill Holdings, Inc..........  Custom Embroidered        Warrants to Purchase           24.0%
  410 Severn Avenue, Suite 311    Apparel Manufacturer      Common Stock
  Annapolis, MD 21403

Peerless Group, Inc. ...........  Commercial Banking        Common Stock                    7.7%
  1212 Arapaho Road               Software Development      Warrants to Purchase            3.6%
  Richardson, TX 75081                                      Common Stock

PIATL Holdings Inc. ............  Asbestos Testing Labs     Preferred Stock                35.5%
  16000 Horizon Way, Suite 100                              Common Stock                   28.0%
  Mt. Laurel, NJ 08054

Pico Products, Inc. ............  Satellite/Television      Common Stock                    5.8%
  12500 Foothill Boulevard        Component                 Warrants to Purchase           15.0%
  Lakeview Terr., CA 91342        Manufacturer              Common Stock

Precision Industrial Co.
  (formerly Herr-Voss
  Industries, Inc.) ............  Machinery Manufacturer    Common Stock                    8.5%
  Arch Street Extension
  Carnegie, PA 15106

        NAME AND ADDRESS               NATURE OF ITS          TITLE OF SECURITIES      PERCENTAGE OF
      OF PORTFOLIO COMPANY          PRINCIPAL BUSINESS        HELD BY THE COMPANY      CLASS HELD(1)
      --------------------          ------------------        -------------------      -------------
Progressive International
  Corporation ..................  Retail Kitchenware        Redeemable Preferred            6.2%
  6111 S. 228th Street                                      Stock
  P.O. Box 97045                                            Warrants to Purchase            8.0%
  Kent, WA 98064                                            Common Stock

Quality Software Product
  Holdings, PLC.................  Accounting Software       Common Stock                    0.7%
  Talipot House 5th Avenue        Developer
  Gateshead Tyne & Wear, NE110XA
  UNITED KINGDOM

Radio One of Atlanta, Inc. .....  Radio Stations            Common Stock                   14.3%
  5900 Princess Garden Parkway
  Lanham, MD 20706

Seasonal Expressions............  Decorative Ribbon         Series A Preferred Stock      100.0%
  230 5th Avenue, Suite 1007      Manufacturer
  New York, NY 10001

Spa Lending Corporation.........  Health Spas               Series A Preferred Stock      100.0%
  1919 Pennsylvania Avenue, N.W.                            Series B Preferred Stock       68.4%
  Washington, DC 20006                                      Series C Preferred Stock       46.3%
                                                            Common Stock                   62.1%

Total Foam, Inc. ...............  Packaging Systems         Common Stock                   49.0%
  P.O. Box 688
  Ridgefield, CT 06877

Unitel, Inc. ...................  Operator of Call          Warrants to Purchase            8.0%
  8300 Greensboro Drive, 6th      Service                   Common Stock
     Floor                        Centers
  McLean, VA 22102


West Virginia Radio Corporation
  of
  Clarksburg, Inc. .............  Radio Stations            Warrants to Purchase           20.0%
  1251 Earlk L Core Road                                    Common Stock
  Morgantown, WV 26505

Williams Brothers Lumber
  Company.......................  Builders' Supplies        Warrants to Purchase           14.1%
  3165 Pleasant Hill Road                                   Common Stock
  Duluth, GA 30136

---------------
(1) Percentages shown for warrants and options held by the Company represent the percentage of class of security to be owned, on a fully diluted basis, upon exercise of the warrants or options.

                          DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Common Stock is determined quarterly, as soon as practicable after and as of the quarter end, and is equal to the value of total assets minus liabilities divided by the total number of common shares outstanding on the date as of which the determination is made.

     In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the current market price. Securities in public companies that carry certain restrictions on sale are typically valued by the board of directors at a discount from the market value of the security. Other publicly traded securities may also be valued at a discount due to the investment size or market liquidity concerns. All other investments are valued at fair value as determined in good faith by the board of directors. In making such determination, the board of directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value, at which time unrealized depreciation would be recognized. Convertible debt securities and warrants are valued to reflect the value of the underlying equity security less the conversion or exercise price. In valuing equity securities for which there exists no public trading market, investment cost is presumed to represent fair value except where the board of directors may determine fair value on the basis of other factors including financings by unaffiliated investors, recent offers to purchase the portfolio company's securities, or other pertinent factors.

     A substantial portion of the Company's assets will consist of securities carried at fair values determined by its board of directors. Determination of fair value involves subjective judgments not susceptible to substantiation by auditing procedures. Accordingly, under current standards, the accountants' opinion on the Company's financial statements in its annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

                                   MANAGEMENT

     The business of the Company is managed under the supervision of its board of directors. The responsibilities of each director includes, among other things, the oversight of the loan approval process, the quarterly valuation of ACC's assets, and oversight of ACC's financing arrangements. The board of directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. Certain of the Company's directors also serve as directors of the Company's subsidiaries.

     The Company's investment decisions are made by an investment committee comprised of investment professionals representing the most senior investment professionals currently employed by the Company. No one person is primarily responsible for making recommendations to the investment committee.

     The Company is internally managed and employs investment professionals to manage its portfolio and the portfolios of companies for which the Company serves as investment adviser. These investment professionals have extensive experience in managing investments in private growing businesses in a variety of industries and in diverse geographic locations, and are familiar with the Company's approach of lending and investing. Because investment management services are provided internally by employees of ACC, rather than through a contract with an outside adviser, ACC pays no investment advisory fees, but pays the operating costs associated with employing investment management professionals.

STRUCTURE OF BOARD OF DIRECTORS

     Effective at the Annual Meeting of Shareholders held on May 14, 1998 (the "Meeting"), the bylaws of the Company were amended to provide that directors of the Company would be classified into three approximately equal classes, with each class being elected initially for one, two or three-year terms, with the terms of office of only one of the three classes expiring each year. At the Meeting, Class I Directors were elected for one-year terms, Class II Directors were elected for two-year terms and Class III Directors were elected for full three-year terms. Thereafter, Class I Directors will be elected for full three-year terms commencing with the 1999 annual meeting of shareholders and Class II Directors will be elected for full three-year terms commencing with the 2000 annual meeting of shareholders. Directors serve until their successors are elected and qualified.

DIRECTORS

     The following table sets forth certain information regarding the board of directors.

                                                                                            EXPIRATION
NAME                                   AGE   POSITION                   DIRECTOR SINCE(1)    OF TERM
----                                   ---   --------                   -----------------   ----------
William L. Walton*...................  49    Chairman, Chief Executive
                                             Officer and President            1986             2001
George C. Williams, Jr.*.............  72    Chairman Emeritus                1964             2001
Brooks H. Browne.....................  49    Director                         1990             2001
John D. Firestone....................  54    Director                         1993             1999
Anthony T. Garcia....................  42    Director                         1991             1999
Lawrence I. Hebert...................  52    Director                         1989             1999
John I. Leahy........................  68    Director                         1994             2000
Robert E. Long.......................  67    Director                         1972             2001
Warren K. Montouri...................  69    Director                         1986             2000
Laura W. Van Roijen..................  46    Director                         1992             1999
Guy T. Steuart II....................  67    Director                         1984             2000
T. Murray Toomey, Esq................  74    Director                         1959             2000

---------------
  * Interested persons of the Company, as defined in the 1940 Act.

(1) Includes service as a director of any of the Predecessor Companies.

EXECUTIVE OFFICERS

     The following table sets forth certain information regarding executive officers of the Company.

                    NAME                      AGE  POSITION
                    ----                      ---  --------
William L. Walton...........................   49  Chairman, Chief Executive Officer and President
Philip A. McNeill...........................   39  Managing Director
John M. Scheurer............................   46  Managing Director
Joan M. Sweeney.............................   39  Managing Director
G. Cabell Williams, III ....................   44  Managing Director
Penni F. Roll...............................   32  Principal and Chief Financial Officer

BIOGRAPHICAL INFORMATION

DIRECTORS

     William L. Walton has been the Chairman, Chief Executive Officer and President of the Company since 1997. Mr. Walton was President of Allied II from 1996 to 1997. Mr. Walton is the Chairman of BMI. Mr. Walton was Chief Executive Officer of Success Lab, Inc. (children's educational services) from 1993 to 1996, and Chief Executive Officer of Language Odyssey (educational publishing and services) from 1992 to 1996. Mr. Walton was Managing Director of Butler Capital Corporation from 1987 to 1991. Mr. Walton is an interested person of the Company, as defined in the 1940 Act, due to his position as an officer of the Company.

     George C. Williams, Jr. is Chairman Emeritus of the Company. Mr. Williams was an officer of the Predecessor Companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the Predecessor Companies from the later of 1964 or each entity's inception until 1991. Mr. Williams is a director of BMI. Mr. Williams is an interested person of the Company, as defined in the 1940 Act, due to his position as an officer of the Company.

     Brooks H. Browne has been the President of Environmental Enterprises Assistance Fund since 1993. Mr. Browne was the President, Executive Vice President or Senior Vice President of Advisers from 1984 to 1993. Mr. Browne is a director of SEAF, International Fund for Renewable Energy and Energy Efficiency, Corporation Financiera Ambiental (Panama), Empresas Ambientales de Centro America (Costa Rica) and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

     John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of BMI and Security Storage Company of Washington, D.C., and is a senior advisor to Gilbert Capital, Inc. Mr. Firestone was the Chairman of Secor Investments, Inc. from 1980 to 1993, and a director of Palmer National Bank from 1988 to 1994.

     Anthony T. Garcia has been General Manager of Breen Capital Group (investor in tax liens) since 1997. Mr. Garcia was a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

     Lawrence I. Hebert has been a director and the President of Perpetual Corporation (a holding and management company) since 1981. Mr. Hebert has been Vice Chairman (since 1983) and President (since 1984) of Allbritton Communications Company, and the President of Westfield News Advertiser, Inc. since 1988. Mr. Hebert was Vice Chairman (from 1990 to 1993) of Riggs National Corporation and has been a director of Riggs National Corporation (since 1988). Mr. Hebert was a Vice President of University Bancshares, Inc. from 1975 to 1997. He has also been a director of Riggs Bank Europe, Ltd., formerly Riggs AP Bank, Ltd. since 1986, and Riggs Investment Management Corporation (RIMCO) since 1990, and a trustee of the Allbritton Foundation.

     John I. Leahy has been the President of Management and Marketing Associates (a management consulting firm) since 1986. Mr. Leahy is also the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation. Mr. Leahy is a director of Kar Kraft Systems, Inc., Cavanaugh Capital, Inc., Acorn Products, Inc., The Wills Group, Thulman-Eastern Company and Gallagher Fluid Seals, Inc.

     Robert E. Long is the Managing Director of Goodwyn & Long Investment Management, Inc. Mr. Long has been the President and Chief Executive Officer of Business News Network, Inc. since 1995, was the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of Ambase Inc., AHL Shipping Company, Inc., CSC Scientific, Inc., and Global Travel, Inc.

     Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a trustee of Suburban Hospital from 1991 to 1994, and a trustee of The Audubon Naturalist Society from 1979 to 1985. He has been a director of Franklin National Bank since 1996.

     Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from 1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

     Guy T. Steuart II has been a director and President of Steuart Investment Company (manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses) since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

     T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington, Federal Center Plaza Corporation, and The Donohoe Companies, Inc., and a trustee of The Catholic University of America.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Philip A. McNeill, Managing Director, has been employed by the Company since 1993.

     John M. Scheurer, Managing Director, has been employed by the Company since 1991. Mr. Scheurer is also President of BMI.

     Joan M. Sweeney, Managing Director, has been employed by the Company since 1993. Ms. Sweeney is also a Managing Director of BMI. Ms. Sweeney was a Senior Manager at Ernst & Young from 1990 to 1993.

     G. Cabell Williams, III, Managing Director, has been employed by the Company since 1981. Mr. Williams is also a Managing Director of BMI.

     Penni F. Roll, Principal and Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is also Principal and Chief Financial Officer of BMI. Ms. Roll was a Manager at KPMG Peat Marwick, LLP from 1993 to 1995.

COMPENSATION PLANS

STOCK OPTION PLAN

     The Company (with the approval of its shareholders and independent directors) established the Stock Option Plan (the "New Plan"), which is intended to encourage stock ownership in the Company by officers, thus giving them a proprietary interest in the Company's performance. The New Plan was approved by shareholders at the Special Meeting of Shareholders of Allied Lending held on November 26, 1997. The principal objective of the Company's Compensation Committee in awarding stock options to the Chief Executive Officer and other eligible officers of the Company is to align each officer's interests with the success of the Company and the financial interests of its shareholders by linking a portion of such executive's compensation with the performance of the Company's stock and the value delivered to shareholders. Stock options are granted under the New Plan at a price not less than the prevailing market value and will have value only if the Company's stock price increases. The committee determines the amount and features of the stock options, if any, to be awarded to the Company's officers. Historically, when granting stock options, the committee evaluated a number of criteria, including the recipient's current stock holdings, years of service, position with the Company, and other factors; the committee has not applied a formula assigning specific weights to any of these factors when making its determination. For the nine months ended September 30, 1998, the Company's compensation committee granted a total of 3,665,330 options, net of cancellations, to certain officers of the Company, which generally vest over a five-year period. See "Control Persons and Principal Holders of Securities" in the SAI for currently exercisable options granted to certain executive officers. The Company has filed an application with the Commission to request approval to grant options under the New Plan to non-officer directors. There can be no assurance that such approval will be granted.

     The New Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted thereunder may qualify as "incentive stock options." To qualify as "incentive stock options," options may not become exercisable for the first time in any year to the extent that the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

CUT-OFF AWARD AND FORMULA AWARD

     Prior to the Merger, each of the five Predecessor Companies had a stock option plan (each, an "Old Plan" and collectively, the "Old Plans"). Options under the Old Plans had been granted to various employees of Advisers, who were also officers of the Predecessor Companies. In preparation for the Merger, the Compensation Committee of Advisers, in conjunction with the Compensation Committees of the other Predecessor Companies, determined that the five Old Plans should be terminated upon the Merger, so that the new merged Company would be able to develop a new plan that would incent all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the Predecessor Companies simply because of the differences in the underlying equity securities. To balance stock option awards among Advisers' employees, and to account for the deviations caused by the existence of five plans supported by five different publicly traded stocks, Advisers developed two special awards to be granted in lieu of options under the Old Plans that would be forgone upon completion of the Merger and the cancellation of the Old Plans.

     Cut-Off Award. The first award established a cut-off dollar amount as of the date of the announcement of the Merger (August 14, 1997) that would be computed for all outstanding, but unvested options that would be canceled as of the date of the Merger (the "Cut-Off Award"). The Cut-Off Award was designed to cap the appreciated value in unvested options at the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The Cut-Off Award, in the aggregate, was computed to be $2.9 million, and is equal to the difference between the market price of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The Cut-Off Award will be payable for each canceled option as the canceled options would have vested and will vest automatically in the event of a change of control. The Cut-Off Award will only be payable if the award recipient is employed by the Company on the future vesting date. A table indicating the Cut-Off Award for certain officers, and the related vesting schedule, is contained in the SAI. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of
Operations -- Comparison of Nine Months Ended September 30, 1998 and 1997."

     Formula Award. The second award (the "Formula Award") was designed to compensate officers from the point when their unvested options would cease to appreciate in value pursuant to the Cut-Off Award (i.e., August 14, 1997) up until the time in which they would be able to receive option awards in the Company after the Merger became effective. In the aggregate, the Formula Award equaled six percent (6%) of the difference between the combined aggregate market capitalizations of the Predecessor Companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the Predecessor Companies on August 14, 1997. In total, the combined aggregate market capitalization of the Predecessor Companies increased by $319 million from August 14, 1997 to December 30, 1997, and the aggregate Formula Award was approximately $19 million.

     Advisers' Compensation Committee designed the Formula Award as a long-term incentive compensation program to be a replacement for canceled stock options and to balance share ownership among key officers for past and prospective service. The terms of the Formula Award require that the award be contributed to the Company's deferred compensation plan, and used to purchase shares of the Company in the open market. See "-- Deferred Compensation Plan."

     The Formula Award vests and accrues equally over a three-year period, on the anniversary of the Merger date (December 31, 1997), and vests automatically in the event of a change of control of the Company. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount will be forfeited to the Company. Assuming all officers meet the vesting requirement, the Company will accrue the Formula Award over the three-year period in equal amounts of approximately $6.4 million. A table indicating the Formula Award for certain officers, and the related vesting schedule, is contained in the SAI. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of
Operations -- Comparison of Nine Months Ended September 30, 1998 and 1997."

EMPLOYEE STOCK OWNERSHIP PLAN

     In connection with the Merger, the Company adopted an amended and restated Employee Stock Ownership Plan, or ESOP. All eligible employees (i.e., employees with one (1) year of service who are at least 21 years of age) of the Company are eligible participants in the ESOP. Pursuant to this qualified plan, during 1997 the Company contributed 5% of each eligible participant's total cash compensation for the year (up to a $30,000 limit per person) to a plan account on the participant's behalf, which fully vests over a two-year period. The ESOP has used substantially all of these cash contributions to purchase shares of the Company, thus aligning every employee's interest with those of the Company and its shareholders. At December 31, 1997 the ESOP held 0.8% of the outstanding shares of the Company, and all of these shares had been allocated to participants' plan accounts.

DEFERRED COMPENSATION PLAN

     Pursuant to the Merger, the Company succeeded to the deferred compensation plan of Advisers (the "Deferred Compensation Plan"), and subsequently adopted such plan as amended and restated. The Deferred Compensation Plan is intended to be a funded plan for the purpose of providing deferred compensation to the Company's employees and consultants. Any employee or consultant of the Company is eligible to participate in the plan at such time and for such period as designated by the board of directors. The Deferred Compensation Plan is administered through a trust, and the Company funds this plan through cash and open market purchases of the Company's Common Stock. See "-- Cut-Off Award and Formula Award -- Formula Award," above.

                                    TAXATION

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and to an investment in the Common Stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective shareholders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Common Stock. This summary assumes that the investors in the Company hold shares as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the Common Stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers, dealers in securities and financial institutions. This summary does not discuss any aspects of foreign, state or local tax laws.

TAXATION AS A RIC

     The Company intends to be treated for tax purposes as a "regulated investment company" or "RIC" within the meaning of Section 851 of the Code. If the Company qualifies as a RIC and distributes to its shareholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code, each year, it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to shareholders. In addition, if a RIC distributes in a timely manner (or treats as "deemed distributed") 98% of its capital gain net income for each one year period ending on December 31 (pursuant to Section 4982(e)(4)(A) of the Code), and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. The Company generally will endeavor to distribute to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that such Company will not incur income and excise taxes on its earnings.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (i) continue to qualify as a BDC under the 1940 Act;
(ii) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities; and (iii) diversify its holdings so that at the end of each quarter of the taxable year (a) at least 50% of the value of the Company's assets consists of cash, cash items, government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (b) no more than 25% of the value of the Company's assets are invested in securities of one issuer (other than U.S. Government Securities or securities of other RICs), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses. The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy foregoing diversification requirements.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distribution to its shareholders. In addition, in that case, all of the Company's distributions to its shareholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of shareholders.

TAXATION OF SHAREHOLDERS

     Distributions of the Company are generally taxable to shareholders as ordinary income or capital gains. Shareholders receive notification from the Company at the end of the year as to the amount and nature of the income or gains distributed to them for that year. The distributions from the Company to a particular shareholder may be subject to the alternative minimum tax under the provisions of the Code. Shareholders not subject to tax on income will not be required to pay tax on amounts distributed to them by the Company.

     Distributions of the ordinary income and net short-term capital gain of the Company generally are taxable to shareholders as ordinary income. Distributions of net capital gain, if any, designated by the Company as capital gain dividends generally will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares. All distributions are taxable, whether invested in additional shares or received in cash. Dividends declared by the Company and payable to shareholders of record in October, November or December of a given year that are paid during the following January will be treated as having been received by shareholders on December 31 of the year of declaration.

     The Company's ordinary income dividends to its corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     In general, any gain or loss realized upon a taxable disposition of shares of the Company, or upon receipt of a liquidating distribution will be treated as capital gain or loss. If gain is realized, it will be subject to taxation at various tax rates depending on the length of time the taxpayer has held such shares and other factors. The gain or loss will be short-term capital gain or loss if the shares have been held for one year or less. If a shareholder has received any capital gain dividends with respect to such shares, any loss realized upon a taxable disposition of shares treated under the Code as having been held for six months or less, to the extent of such capital gain dividends, will be treated as a long-term capital loss. All or a portion of any loss realized upon a taxable disposition of shares of the Company may be disallowed if other shares of the Company are purchased (under a DRIP Plan or otherwise) within 30 days before or after the disposition.

     A shareholder that is not a "United States person" within the meaning of the Code (a "Non-U.S. shareholder") generally will be subject to a withholding tax of 30% (or lower applicable treaty rate) on dividends from the Company (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax. Non-effectively connected capital gain dividends and gains realized from the sale of Shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. shareholder that is a corporation and (ii) a Non-U.S. shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). See "Tax Status -- Non-U.S. Stockholders" in the Statement of Additional Information. Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in Shares.

     The Company is required to withhold and remit to the Internal Revenue Service (the "IRS") 31% of the dividends paid to any shareholder who (i) fails to furnish the Company with a certified taxpayer identification number; (ii) has underreported dividend or interest income to the IRS; or (iii) fails to certify to the Company that he, she or it is not subject to backup withholding.

                         CERTAIN GOVERNMENT REGULATIONS

     The Company operates in a highly regulated environment. The following discussion generally summarizes certain regulations.

BUSINESS DEVELOPMENT COMPANY ("BDC")

     As a BDC, ACC may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of ACC's total investment assets (the "70% test"). The principal categories of Qualifying Assets relevant to the business of ACC are the following:

          (1) Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than an SBIC wholly owned by the BDC (ACC's investments in and advances to Allied Investment, Allied SBLC and certain other subsidiaries generally would be Qualifying Assets), and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

          (2) Securities received in exchange for or distributed with respect to securities described in (1) above, or pursuant to the exercise of options, warrants, or rights relating to such securities; and

          (3) Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

     To include certain securities described in (1) and (2) above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance. Making available significant managerial assistance means, among other things, (i) any arrangement whereby the BDC, through its directors, officers, or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or (ii) in the case of an SBIC, making loans to a portfolio company. Each portfolio company is assigned for monitoring purposes to an investment officer, and its principals are contacted and counseled if the portfolio company appears to be encountering business or financial difficulties.

     ACC would provide managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived. ACC may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of ACC shares. Since ACC made its BDC election, it has not made any substantial change in the nature of its business.

     As a BDC, ACC is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by ACC's SBIC, SSBIC or SBLC subsidiaries. See "Risk Factors -- Risks of Leverage."

REGULATED INVESTMENT COMPANY ("RIC")

     The Company and its subsidiaries are treated as a RIC within the meaning of
Section 851 of the Code, and provided the Company meets certain requirements under the Code, the Company qualifies for pass-through tax treatment. See "Taxation" for a discussion of the requirements the Company must meet to maintain RIC status under the Code.

SBA REGULATIONS

     SBIC Regulations. Allied Investment, a wholly owned subsidiary of the Company, is licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"), and has elected to be regulated as a BDC. Allied Investment is the result of the merger of the Company's two wholly owned SBIC subsidiaries in July 1998 whereby Allied Investment Corporation merged with and into Allied Capital Financial Corporation ("Allied Financial"). Allied Financial then changed its name to Allied Investment Corporation. Allied Financial was licensed by the SBA as a Specialized Small Business Investment Company ("SSBIC") under 301(d) of the 1958 Act. The Company determined that, given certain regulatory requirements of the SSBIC program, it was no longer economical to operate Allied Financial as an SSBIC, and the Company received permission from the SBA to permit Allied Financial to make SBIC eligible investments in addition to SSBIC eligible investments.

     SBICs are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully-taxed profits not exceeding $6 million for the most recent two fiscal years. In addition, an SBIC must devote 20% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully-taxed profits not exceeding $2 million for the most recent two fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

     Allied Investment has the opportunity to sell to the SBA subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $101 million (the "$101 million limit"). The $101 million limit generally applies to all financial assistance provided by the SBA to any licensee and its "associates," as that term is defined in SBA regulations. Historically, an SBIC was also eligible to sell preferred stock to the SBA. Allied Investment has received $48.7 million of subordinated debentures and $7.0 million of preferred stock investments from the SBA at September 30, 1998; as a result, the ability to apply for additional financing from the SBA will be limited. Interest rates on the SBA debentures currently outstanding have a weighted average interest rate of 8.23%.

     Allied Investment is subject to periodic examinations by the SBA staff for determining compliance with SBA regulations.

     SBLC Regulations. Allied SBLC is licensed to operate as an SBLC and is subject to regulation and periodic examinations by the SBA staff for purposes of determining compliance with SBA regulations, including its participation in the Preferred Lender Program. See "Business -- 7(a) Lending."

                           DIVIDEND REINVESTMENT PLAN

     The Company has adopted an "opt out" dividend reinvestment plan ("DRIP Plan"). Under the DRIP Plan, distributions to a shareholder owning shares registered in his or her own name will be automatically reinvested in additional shares of Common Stock by the Company's transfer agent, acting as reinvestment plan agent (the "Plan Agent"). Shareholders may change enrollment status in the DRIP Plan at any time by contacting either the Plan Agent or the Company. A shareholder's ability to participate in a DRIP Plan may be limited according to how the shareholder's shares are registered. Beneficial owners holding shares in street name may be precluded from participating by the nominee. Shareholders who wish to participate in a DRIP Plan may need to register their shares in their own name. Shareholders will be informed of their right to elect to receive cash in the Company's annual and quarterly reports to shareholders. Shareholders whose shares are held in the name of a nominee should contact the nominee for details. All distributions to investors who do not participate (or whose nominee elects not to participate) in the DRIP Plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the Plan Agent. The Plan Agent is American Stock Transfer and Trust Company ("AST"), 40 Wall Street, New York, New York 10005. The telephone number for AST is 800-937-5449.

     Under the DRIP Plan, the Company may issue new shares unless the market price of the outstanding shares is less than 110% of the last reported net asset value. Alternatively, the Plan Agent may, as agent for the participants, buy shares in the market. Newly issued shares for the DRIP Plan will be valued at the average of the reported closing bid prices of the outstanding shares on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares, including any brokerage commissions. There are no other charges payable in connection with the DRIP Plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

     The Company is authorized to issue 100,000,000 shares of Common Stock, par value $.0001. At November 13, 1998, there were 52,298,351 shares of Common Stock outstanding and 6,239,592 shares of Common Stock reserved for issuance under the New Plan. The following are the authorized classes of securities of the Company as of November 13, 1998:

                                                                                     (4)
                                                                      (3)          AMOUNT
                                                                  AMOUNT HELD    OUTSTANDING
                                                        (2)       BY COMPANY    EXCLUSIVE OF
                                         (1)          AMOUNT      OR FOR ITS    AMOUNTS SHOWN
                                    TITLE OF CLASS  AUTHORIZED      ACCOUNT       UNDER (3)
                                    --------------  -----------   -----------   -------------
Allied Capital Corporation........  Common Stock    100,000,000     808,348      51,490,003

------------------
* Represents shares of the Company held in a trust for the Deferred Compensation Plan. See "Management -- Compensation Plans."

     All shares of Common Stock have equal rights as to earnings, assets, dividends, and voting privileges and all outstanding shares of Common Stock are fully paid and non-assessable. The shares of Common Stock have no preemptive, conversion, or redemption rights and are freely transferable. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Company's assets after debts and expenses. Each share is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares offered hereby will be, when issued and paid for, fully paid and non-assessable.

     The board of directors may classify and reclassify any unissued shares of capital stock of the Company by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

LIMITATION ON LIABILITY OF DIRECTORS

     The Company has adopted provisions in its Charter and bylaws limiting the liability of directors and officers of the Company for monetary damages. The effect of these provisions in the Charter and bylaws is to eliminate the rights of the Company and its shareholders (through shareholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of the Company or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

CERTAIN ANTI-TAKEOVER PROVISIONS

     The Charter and bylaws of the Company and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the board of directors. The Company believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the Charter and the bylaws.

CLASSIFIED BOARD OF DIRECTORS

     The Charter provides for the board of directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. The Company believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of the Company's management and policies.

ISSUANCE OF PREFERRED STOCK

     The board of directors of ACC, without shareholder approval, has the authority to reclassify Common Stock as preferred stock and to issue ACC preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

MARYLAND CORPORATE LAW

     The Company is subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this Prospectus is not intended to be complete and reference is made to the full text of such states for their entire terms.

     Business Combination Statute. Certain provisions of the Maryland Law establish special requirements with respect to "business combinations" between Maryland corporations and "interested shareholders" unless exemptions are applicable (the "Business Combination Statute"). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a super majority vote for such transactions after the end of such five-year period.

     "Interested shareholders" are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. "Business combinations" include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates. Unless an exemption is available, a "business combination" may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation's shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares. A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

     Control Share Acquisition Statute. The Maryland Law imposes limitations on the voting rights of shares acquired in a "control share acquisition." The control share statute defines a "control share acquisition" to mean the acquisition, directly or indirectly, of "control shares" subject to certain exceptions. "Control shares" of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power: (i) one-fifth or more but not less than one-third, (ii) one-third or more but less than a majority or (iii) a majority of all voting power. Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors. The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an "acquiring person statement," but only if the acquiring person (i) gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting and (ii) submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person. In addition, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for "fair value" as determined pursuant to the control share statue in the event (a) there is a shareholder vote and the grant of voting rights is not approved, or (b) an "acquiring person statement" is not delivered to the target within 10 days following a control share acquisition. Moreover, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to the Company. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

REGULATORY RESTRICTIONS

     Allied Investment and Allied SBLC are SBIC and SBLC subsidiaries, respectively, of the Company. The SBA prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of an SBIC or SBLC, whether through ownership, contractual arrangements or otherwise.

                              PLAN OF DISTRIBUTION

     The Company may sell the Shares through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Shares will be named in the applicable Prospectus Supplement.

     The distribution of the Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price less per share any commissions or discounts must equal or exceed the net asset value ("NAV") per share of the Company's Common Stock.

     In connection with the sale of the Shares, underwriters or agents may receive compensation from the Company or from purchasers of the Shares, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Shares to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable Prospectus Supplement.

     Any Shares sold pursuant to a Prospectus Supplement will be quoted on the Nasdaq National Market, or another exchange on which the shares are traded.

     Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Shares may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act.

     Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

     If so indicated in the applicable Prospectus Supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase the Shares from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

     In order to comply with the securities laws of certain states, if applicable, the Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the shares of Common Stock offered hereby will be passed upon for the Company by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the Prospectus Supplement.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The Company's and its subsidiaries' investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as trustee with respect to assets of the Company held for securitization purposes. American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements included in this Prospectus and elsewhere in the Registration Statement to the extent and for the periods indicated in their report have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

General Information and History.............................   B-2
Investment Objective and Policies...........................   B-2
Management..................................................   B-2
     Compensation of Executive Officers and Directors.......   B-2
     Compensation of Directors..............................   B-4
     Stock Option Awards....................................   B-4
     Cut-off Award and Formula Award........................   B-5
     Committees of the Board of Directors...................   B-6
Control Persons and Principal Holders of Securities.........   B-6
Investment Advisory Services................................   B-7
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................   B-8
Accounting Services.........................................   B-8
Brokerage Allocation and Other Practices....................   B-8
Tax Status..................................................   B-9

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Consolidated Balance Sheet -- September 30, 1998 (unaudited)
  and December 31, 1997 and 1996............................  F-1
Consolidated Statement of Operations -- For the Nine Months
  Ended September 30, 1998 and 1997 (unaudited) and the
  Years Ended December 31, 1997, 1996, and 1995.............  F-2
Consolidated Statement of Changes in Net Assets -- For the
  Nine Months Ended September 30, 1998 and 1997 (unaudited)
  and the Years Ended December 31, 1997, 1996, and 1995.....  F-3
Consolidated Statement of Cash Flows -- For the Nine Months
  Ended September 30, 1998 and 1997 (unaudited) and the
  Years Ended December 31, 1997, 1996, and 1995.............  F-4
Consolidated Statement of Investments -- September 30, 1998
  (unaudited) and
  December 31, 1997.........................................  F-5
Notes to Consolidated Financial Statements..................  F-15
Report of Independent Public Accountants....................  F-33

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                                                              SEPTEMBER 30,      DECEMBER 31,
                                                              -------------   -------------------
                                                                  1998          1997       1996
          (IN THOUSANDS, EXCEPT NUMBER OF SHARES)             -------------   --------   --------
                                                               (UNAUDITED)
                                             ASSETS
Portfolio at value:
      Commercial mortgage loans (cost: 1998-$302,811; 1997-
        $447,016; 1996-$373,378)............................    $302,773      $447,244   $373,695
      Mezzanine loans and debt securities (cost:
        1998-$272,621; 1997-$181,184; 1996-$178,664)........     254,813       167,842    165,086
      Small Business Administration 7(a) loans (cost:
        1998-$50,084; 1997-$41,103; 1996-$42,351)...........      48,505        40,709     42,131
      Interest in securitization pool of commercial mortgage
        loans (cost: 1998-$85,290; 1997-$0; 1996-$0)........      83,790            --         --
      Equity interests in portfolio companies (cost:
        1998-$23,977; 1997-$20,050; 1996-$18,521)...........      46,968        39,906     26,134
      Other portfolio assets
        (cost: 1998-$3,089; 1997-$1,367; 1996-$362).........       3,009         1,320        322
                                                                --------      --------   --------
          Total portfolio at value..........................     739,858       697,021    607,368
                                                                --------      --------   --------
Cash and cash equivalents...................................      43,622        70,437     71,841
U.S. government securities..................................          --        11,091         --
Other assets................................................      31,997        29,226     34,151
                                                                --------      --------   --------
          Total assets......................................    $815,477      $807,775   $713,360
                                                                ========      ========   ========
                              LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
      Debentures and notes payable..........................    $291,650      $308,821   $229,898
      Revolving lines of credit.............................      70,000        38,842     45,099
      Accounts payable and other liabilities................      28,112        23,984     21,032
      Dividends and distributions payable...................          --         9,068      8,197
                                                                --------      --------   --------
                                                                 389,762       380,715    304,226
                                                                --------      --------   --------
Commitments and contingencies
Preferred stock issued to Small Business Administration.....       7,000         7,000      7,000
Shareholders' equity:
      Common stock, $0.0001 par value, 100,000,000 shares
        authorized; 52,298,351, 52,047,318 and 48,237,621
        issued and outstanding at September 30, 1998,
        December 31, 1997 and 1996, respectively............           5             5          5
      Additional paid-in capital............................     456,332       451,044    417,670
      Common stock held in deferred compensation trust;
        808,348 shares at September 30, 1998................     (19,431)           --         --
      Notes receivable from sale of common stock............     (23,900)      (29,611)   (15,491)
      Net unrealized appreciation (depreciation) on
        portfolio...........................................         864         1,301     (5,908)
      Undistributed (distributions in excess of) earnings...       4,845        (2,679)     5,858
                                                                --------      --------   --------
          Total shareholders' equity........................     418,715       420,060    402,134
                                                                --------      --------   --------
          Total liabilities and shareholders' equity........    $815,477      $807,775   $713,360
                                                                ========      ========   ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                             FOR THE NINE
                                                             MONTHS ENDED            FOR THE YEARS ENDED
                                                             SEPTEMBER 30,               DECEMBER 31,
                                                          -------------------   ------------------------------
                                                            1998       1997       1997       1996       1995
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)          --------   --------   --------   --------   --------
                                                              (UNAUDITED)
Interest and related portfolio income:
     Interest...........................................  $58,428    $62,844    $86,882    $77,541    $61,550
     Net premiums from loan dispositions................    2,913      5,225      7,277      4,241      2,796
     Net gain on securitization of commercial mortgage
       loans............................................   14,812         --         --         --         --
     Investment advisory fees and other income..........    4,611      3,352      3,246      3,155      4,471
                                                          -------    -------    -------    -------    -------
         Total interest and related portfolio income....   80,764     71,421     97,405     84,937     68,817
                                                          -------    -------    -------    -------    -------
Expenses:
     Interest on indebtedness...........................   14,539     19,718     26,952     20,298     12,355
     Salaries and employee benefits.....................    8,254      6,507     10,258      8,774      8,031
     General and administrative.........................    8,970      7,040      8,970      8,289      6,888
     Merger.............................................       --         --      5,159         --         --
                                                          -------    -------    -------    -------    -------
         Total operating expenses.......................   31,763     33,265     51,339     37,361     27,274
     Formula and cut-off awards.........................    5,532         --         --         --         --
                                                          -------    -------    -------    -------    -------
Portfolio income before realized and unrealized gains...   43,469     38,156     46,066     47,576     41,543
                                                          -------    -------    -------    -------    -------
Net realized and unrealized gains:
     Net realized gains.................................   20,001      7,526     10,704     19,155     12,000
     Net unrealized gains (losses)......................     (437)     4,787      7,209     (7,412)     9,266
                                                          -------    -------    -------    -------    -------
         Total net realized and unrealized gains........   19,564     12,313     17,913     11,743     21,266
                                                          -------    -------    -------    -------    -------
Income before minority interests and income taxes.......   63,033     50,469     63,979     59,319     62,809
Minority interests......................................       --        950      1,231      2,427        546
Income tax expense......................................    1,585      1,431      1,444      1,945      1,784
                                                          -------    -------    -------    -------    -------
Net increase in net assets resulting from operations....  $61,448    $48,088    $61,304    $54,947    $60,479
                                                          =======    =======    =======    =======    =======
Basic earnings per common share.........................  $  1.19    $  0.98    $  1.24    $  1.19    $  1.38
                                                          =======    =======    =======    =======    =======
Diluted earnings per common share.......................  $  1.19    $  0.97    $  1.24    $  1.17    $  1.37
                                                          =======    =======    =======    =======    =======
Weighted average basic common shares outstanding........   51,502     48,759     49,218     46,172     43,697
                                                          =======    =======    =======    =======    =======
Weighted average diluted common shares outstanding......   51,712     49,287     49,251     46,733     44,010
                                                          =======    =======    =======    =======    =======

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE NINE MONTHS
                                              ENDED SEPTEMBER 30,   FOR THE YEARS ENDED DECEMBER 31,
                                              -------------------   ---------------------------------
                                                1998       1997       1997        1996        1995
                                              --------   --------   ---------   ---------   ---------
  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)        (UNAUDITED)
Operations:
     Portfolio income before realized and
       unrealized gains.....................  $ 43,469   $ 38,156   $ 46,066    $ 47,576    $ 41,543
     Net realized gains.....................    20,001      7,526     10,704      19,155      12,000
     Net unrealized gains (losses)..........      (437)     4,787      7,209      (7,412)      9,266
     Minority interests and income tax
       expense..............................    (1,585)    (2,381)    (2,675)     (4,372)     (2,330)
                                              --------   --------   --------    --------    --------
          Net increase in net assets
            resulting from operations.......    61,448     48,088     61,304      54,947      60,479
                                              --------   --------   --------    --------    --------
Shareholder distributions:
     Portfolio income.......................   (54,727)   (44,683)   (38,751)    (39,030)    (37,296)
     Excess of portfolio income.............        --         --       (605)     (2,533)       (451)
     Net capital gains......................        --         --    (15,172)    (11,546)     (9,799)
     Excess of net capital gains............        --         --         --          --        (374)
     Return of capital......................        --         --    (22,302)     (4,289)         --
     Undistributed earnings.................        --         --     (8,848)         --          --
     Preferred stock dividend...............      (165)      (165)      (220)       (220)       (220)
                                              --------   --------   --------    --------    --------
          Net decrease in net assets
            resulting from shareholder
            distributions...................   (54,892)   (44,848)   (85,898)    (57,618)    (48,140)
                                              --------   --------   --------    --------    --------
Capital share transactions:
     Sale of common stock...................        --         --         --      22,365       1,156
     Net decrease (increase) in notes
       receivable from sale of common
       stock................................     5,711     (7,619)   (14,120)     (8,176)     (3,526)
     Issuance of common stock upon the
       exercise of stock options............       222     16,653     28,426      12,176       5,310
     Issuance of common stock in lieu of
       cash distributions...................     4,097      7,362     26,612      11,986       7,506
     Purchase of common stock by deferred
       compensation trust...................   (19,431)        --         --          --          --
     Other..................................     1,500        739      1,602        (738)        364
                                              --------   --------   --------    --------    --------
          Net (decrease) increase in net
            assets resulting from capital
            share transactions..............    (7,901)    17,135     42,520      37,613      10,810
                                              --------   --------   --------    --------    --------
Total (decrease) increase in net assets.....    (1,345)    20,375     17,926      34,942      23,149
                                              --------   --------   --------    --------    --------
Net assets at beginning of period...........   420,060    402,134    402,134     367,192     344,043
                                              --------   --------   --------    --------    --------
Net assets at end of period.................  $418,715   $422,509   $420,060    $402,134    $367,192
                                              ========   ========   ========    ========    ========
Net asset value per common share............  $   8.13   $   8.42   $   8.07    $   8.34    $   8.26
                                              ========   ========   ========    ========    ========
Common shares outstanding at end of
  period....................................    51,490     50,188     52,047      48,238      44,479
                                              ========   ========   ========    ========    ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                          FOR THE NINE MONTHS
                                          ENDED SEPTEMBER 30,    FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------   ---------------------------------
                                           1998        1997        1997        1996        1995
            (IN THOUSANDS)               ---------   ---------   ---------   ---------   ---------
                                              (UNAUDITED)
Cash flows from operating activities:
  Net increase in net assets resulting
     from operations...................  $  61,448   $  48,088   $  61,304   $  54,947   $  60,479
  Adjustments
     Net unrealized (gains) losses.....       (286)     (4,787)     (7,209)      7,412      (9,266)
     Net gain on securitization of
       commercial mortgage loans.......    (14,812)         --          --          --          --
     Depreciation and amortization.....        523         348         450         393         319
     Amortization of loan discounts and
       fees............................     (3,237)     (7,081)    (10,804)     (9,027)     (6,841)
     Deferred income taxes.............         --         404       1,087        (381)       (174)
     Minority interests................         --         949       1,231       2,427         546
     Changes in other assets and
       liabilities.....................      6,206       8,146      12,881     (10,606)      2,245
                                         ---------   ---------   ---------   ---------   ---------
       Net cash provided by operating
          activities...................     49,842      46,067      58,940      45,165      47,308
                                         ---------   ---------   ---------   ---------   ---------
Cash flows from investing activities:
  Investments in small business
     concerns..........................   (349,586)   (262,169)   (364,942)   (283,295)   (216,175)
  Collections of investment
     principal.........................     75,817     142,515     233,005     179,292     111,731
  Proceeds from the sale of loans......     28,957      37,954      53,912      27,715      29,726
  Proceeds from securitization of
     commercial mortgage loans.........    223,401          --          --          --          --
  Net (purchase) redemption of U.S.
     government securities.............     11,091     (24,933)    (10,301)         --      35,061
  Collections of notes receivable from
     sale of common stock..............      5,411       6,356       6,534       2,199       1,038
  Other investing activities...........     (1,431)       (903)       (182)      2,635       2,357
                                         ---------   ---------   ---------   ---------   ---------
       Net cash used in investing
          activities...................     (6,340)   (101,180)    (81,974)    (71,454)    (36,262)
                                         ---------   ---------   ---------   ---------   ---------
Cash flows from financing activities:
  Sale of common stock.................        222       2,659       8,615      24,166       1,074
  Purchase of common stock by deferred
     compensation trust................    (19,431)         --          --          --          --
  Common dividends and distributions
     paid..............................    (51,107)    (45,273)    (58,194)    (47,089)    (36,265)
  Special undistributed earnings
     distribution paid.................     (8,261)         --          --          --          --
  Preferred stock dividends............       (385)       (220)       (220)       (220)       (220)
  Net borrowings under (payments on)
     debentures and notes payable......    (17,171)     85,531      78,923     (35,202)     85,636
  Net borrowings under (payments on)
     revolving lines of credit.........     31,158       4,255      (6,257)    110,460     (11,812)
  Net payments on government securities
     available for sale................         --          --          --          --     (23,210)
  Other financing activities...........     (5,342)     (2,667)     (1,237)     (3,029)        364
                                         ---------   ---------   ---------   ---------   ---------
       Net cash provided by (used in)
          financing activities.........    (70,317)     44,285      21,630      49,086      15,567
                                         ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in cash and
  cash equivalents.....................  $ (26,815)  $ (10,828)  $  (1,404)  $  22,797   $  26,613
Cash and cash equivalents at beginning
  of period............................  $  70,437   $  71,841   $  71,841   $  49,044   $  22,431
                                         ---------   ---------   ---------   ---------   ---------
Cash and cash equivalents at end of
  period...............................  $  43,622   $  61,013   $  70,437   $  71,841   $  49,044
                                         =========   =========   =========   =========   =========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF INVESTMENTS

      PORTFOLIO COMPANY                                                             SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
MEZZANINE LOANS AND DEBT SECURITIES AND EQUITY INTERESTS IN PORTFOLIO COMPANIES

Acme Paging, L.P.              Debt Securities                                      $  6,204   $  6,204
                               Partnership Interests                                   1,456      2,600
-------------------------------------------------------------------------------------------------------
American Barbecue & Grill,     Loans                                                   1,555      1,555
  Inc.
                               Debt Securities                                         2,186      2,186
                               Warrants                                                  125        125
-------------------------------------------------------------------------------------------------------
Arlington Square, L.P.         Cash Flow Participation                                     0        750
-------------------------------------------------------------------------------------------------------
Arnold Moving Co., Inc.        Loans                                                     620        620
-------------------------------------------------------------------------------------------------------
ARS, Inc.                      Debt Securities                                         9,748      9,748
                               Warrants                                                  171        768
-------------------------------------------------------------------------------------------------------
ASW Holding Corporation        Warrants                                                   25         25
-------------------------------------------------------------------------------------------------------
Au Bon Pain Co., Inc.(1)       Debt Securities                                         7,415      7,415
                               Warrants                                                  227         --
-------------------------------------------------------------------------------------------------------
Brazos Sportswear, Inc.(1)     Common Stock (342,938 shares)                             330        412
-------------------------------------------------------------------------------------------------------
Calendar Broadcasting, Inc.    Debt Securities                                         3,815      3,815
                               Warrants                                                  150        650
-------------------------------------------------------------------------------------------------------
Candlewood Hotel Company(1)    Preferred Stock (3,250 shares)                          3,250      3,250
-------------------------------------------------------------------------------------------------------
Celebrities, Inc.              Debt Securities                                           345        345
                               Warrants                                                   12         12
-------------------------------------------------------------------------------------------------------
CeraTech Holdings Corporation  Debt Securities                                         1,990        270
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cherry Tree Toys, Inc.         Debt Securities                                         1,597      1,597
                               Common Stock (220 shares)                                   1         --
-------------------------------------------------------------------------------------------------------
Convenience Corporation of     Debt Securities                                         8,388      2,774
  America                      Series A Preferred Stock (31,521 shares)                  337         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cooper Natural Resources,      Debt Securities                                         3,448      3,448
  Inc.                         Warrants                                                   --      1,138
-------------------------------------------------------------------------------------------------------
Cosmetic Manufacturing         Debt Securities                                         2,946      2,946
Resources, LLC                 Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Coverall North America         Loan                                                    8,912      8,912
-------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.     Hungarian Quotas (9.2%)                                   700        700
-------------------------------------------------------------------------------------------------------
DEH Printed Circuits, Inc.     Warrants                                                  250        950
-------------------------------------------------------------------------------------------------------
DeVlieg-Bullard, Inc.(1)       Warrants                                                  350        231
-------------------------------------------------------------------------------------------------------
Directory Investment           Common Stock (470 shares)                                  --        100
  Corporation
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                             SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
Directory Lending Corporation  Series A Common Stock (1,031 shares)                 $     --   $    386
                               Series B Common Stock (188 shares)                        235         70
                               Series C Common Stock (292 shares)                        656        109
                               Series A Preferred Stock (214 shares)                     307        214
                               Series B Preferred Stock (175 shares)                     931        175
                               Series C Preferred Stock (58 shares)                       58         58
-------------------------------------------------------------------------------------------------------
DMI Furniture, Inc.(1)         Common Stock (100,840 shares)                             126        253
-------------------------------------------------------------------------------------------------------
Drilltech Patents &            Loans                                                   9,902      9,902
  Technologies Co., Inc.
-------------------------------------------------------------------------------------------------------
ECM Enterprises                Loan                                                       34          4
-------------------------------------------------------------------------------------------------------
EDM Consulting, LLC            Loans                                                      30         30
                               Debt Securities                                         1,875        431
                               Equity Interest                                            --         --
-------------------------------------------------------------------------------------------------------
El Dorado Communications,      Loans                                                     306        306
  Inc.
-------------------------------------------------------------------------------------------------------
Eparfin S.A.                   Loan                                                       29         29
-------------------------------------------------------------------------------------------------------
Esquire Communications         Warrants                                                    6        180
  Ltd.(1)
-------------------------------------------------------------------------------------------------------
Everything Yogurt              Loan                                                       42         42
-------------------------------------------------------------------------------------------------------
Ex Terra Funding, LLC          Series A Preferred Stock (500 shares)                     497        497
                               Common Stock (2,500 shares)                                 3          3
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Fairchild Industrial Products  Debt Securities                                         5,690      5,690
  Company                      Warrants                                                  280      3,629
-------------------------------------------------------------------------------------------------------
FHM Distributions, Inc.        Loan                                                      200        200
-------------------------------------------------------------------------------------------------------
Gibson Guitar Corporation      Debt Securities                                        14,918     14,918
                               Warrants                                                  525      1,000
-------------------------------------------------------------------------------------------------------
Ginsey Industries, Inc.        Loans                                                   5,000      5,000
                               Convertible Debentures                                    500        500
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Golden Eagle/Satellite         Loans                                                   1,392      1,392
  Archery, LLC                 Convertible Debentures                                  2,248      2,242
-------------------------------------------------------------------------------------------------------
Grant Broadcasting System II   Warrants                                                  139      3,600
-------------------------------------------------------------------------------------------------------
Grant Television, Inc.         Debt Securities                                         9,046      9,046
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Han Hie                        Loan                                                      512        512
-------------------------------------------------------------------------------------------------------
H.B.N. Communications, Inc.    Loan                                                      240        240
-------------------------------------------------------------------------------------------------------
Hotelevision                   Preferred Stock (1,000,000 shares)                      1,000      1,000
-------------------------------------------------------------------------------------------------------
In the Dough, Inc.             Loan                                                        2          2
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                             SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
IndeNet Corporation(1)         Debt Securities                                      $ 14,872   $ 14,872
(Enterprise Software, Inc.)    Common Stock (121,875 shares)                             986        649
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Jeff & Chris Mufflers, Inc.    Loan                                                      102        102
-------------------------------------------------------------------------------------------------------
JRI Industries, Inc.           Debt Securities                                         2,361      2,361
                               Warrants                                                   74         74
-------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.          Debt Securities                                         4,676      4,676
                               Warrants                                                  324      2,100
-------------------------------------------------------------------------------------------------------
Kirker Enterprises, Inc.       Loans                                                   3,739      3,739
                               Debt Securities                                         2,687      2,687
                               Warrants                                                  348      3,500
                               Equity Interest                                             3          3
-------------------------------------------------------------------------------------------------------
Kirkland's, Inc.               Debt Securities                                         6,275      6,275
                               Warrants                                                   96      2,850
-------------------------------------------------------------------------------------------------------
KZSF Broadcasting, Inc.        Loan                                                      884        884
-------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems,    Debt Securities                                         3,395      3,395
  Inc.                         Common Stock (60,000 shares)                              100        100
-------------------------------------------------------------------------------------------------------
Lingcomm, Inc.                 Loan                                                      207        207
-------------------------------------------------------------------------------------------------------
Love Funding Corporation       Series D Preferred Stock (26,000 shares)                  359        213
                               Warrants                                                  200         --
-------------------------------------------------------------------------------------------------------
Magic Auto                     Loan                                                        3          3
-------------------------------------------------------------------------------------------------------
May Investments                Loan                                                       47         --
-------------------------------------------------------------------------------------------------------
Meigher Communications         Loan                                                    2,913      2,913
-------------------------------------------------------------------------------------------------------
Mid Atlantic Telcom Plus, LLC  Loan                                                   10,342     10,342
-------------------------------------------------------------------------------------------------------
MidSouth Data Systems, Inc.    Debt Securities                                         7,586      7,586
                               Warrants                                                  348        348
-------------------------------------------------------------------------------------------------------
Midview Associates, L.P.       Debt Securities                                           257        257
                               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Mihadas                        Loan                                                      287        287
-------------------------------------------------------------------------------------------------------
Mill-It Striping, Inc.         Common Stock (18 shares)                                  250         --
-------------------------------------------------------------------------------------------------------
MLX/Morton Industrial          Common Stock (5,835 shares)                               241         77
  Group(1)
-------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.     Loans                                                      33         33
                               Debt Securities                                         1,823        219
                               Common Stock (33,333 shares)                               --         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Nobel Education Dynamics,      Debt Securities                                         9,402      9,402
Inc.(1)                        Series D Convertible Preferred Stock
                               (265,957 shares)                                        2,000      2,000
                               Warrants                                                  575        575
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                             SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
Norman's Yogurt, Inc.          Loan                                                 $     12   $     12
-------------------------------------------------------------------------------------------------------
Nortek Aviation Support, Inc.  Debt Securities                                        12,500     12,500
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Northeast Broadcasting Group,  Debt Securities                                           420        420
  L.P.
-------------------------------------------------------------------------------------------------------
New York Donut Corporation     Loan                                                       73         73
-------------------------------------------------------------------------------------------------------
Nursefinders, Inc.             Debt Securities                                        10,829     10,829
                               Warrants                                                  900        900
-------------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.        Debt Securities                                           589        289
                               Warrants                                                   77         --
-------------------------------------------------------------------------------------------------------
PAL Liberty, Inc.              Loan                                                      234        234
-------------------------------------------------------------------------------------------------------
Peerless Group, Inc.(1)        Common Stock (379,475 shares)                              17      2,163
                               Warrants                                                    4      1,031
-------------------------------------------------------------------------------------------------------
David Peters                   Loan                                                      165         55
-------------------------------------------------------------------------------------------------------
PIATL Holdings, Inc.           Loans                                                     107        107
                               Preferred Stock (276 shares)                              160        178
                               Common Stock (36 shares)                                   --         --
-------------------------------------------------------------------------------------------------------
Pico Products, Inc.(1)         Debt Securities                                         4,091      4,091
                               Common Stock (208,000 shares)                              59         69
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Precision Industrial Co.       Debt Securities                                         9,550      9,550
  (formerly Herr-Voss          Common Stock (132,507 shares)                           1,050      1,616
  Industries, Inc.)
-------------------------------------------------------------------------------------------------------
Progressive International      Debt Securities                                         3,678      3,678
  Corporation                  Preferred Stock (500 shares)                              500        500
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Quality Software Products      Common Stock (94,479 shares)                              901        653
  Holdings, PLC(1)
-------------------------------------------------------------------------------------------------------
Radio One of Atlanta, Inc.     Loans                                                     102        102
                               Debt Securities                                        11,968     11,968
                               Common Stock (1,430 shares)                                --      2,000
-------------------------------------------------------------------------------------------------------
Randhawa Brothers              Loan                                                      117        117
  Enterprises, Inc.
-------------------------------------------------------------------------------------------------------
R.L. Singletary                Loan                                                      101        101
-------------------------------------------------------------------------------------------------------
Seasonal Expressions           Debt Securities                                           540        540
                               Preferred Stock                                           993        993
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
SerpCo., Inc.                  Loan                                                      182        182
-------------------------------------------------------------------------------------------------------
Spa Lending Corporation        Preferred Stock (28,625 shares)                           399        306
                               Common Stock (6,208 shares)                                24         --
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                             SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
 OF SHARES AND INVESTMENTS)                       INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
                                                                                        (UNAUDITED)
SunStates Refrigerated         Loans                                                $  1,557   $     68
  Services, Inc.               Debt Securities                                         4,263        676
-------------------------------------------------------------------------------------------------------
Total Foam, Inc.               Debt Securities                                         1,570        113
                               Common Stock (910 shares)                                  57         --
-------------------------------------------------------------------------------------------------------
Unitel, Inc.                   Debt Securities                                         3,562      3,562
                               Warrants                                                  360        360
-------------------------------------------------------------------------------------------------------
Vickar Industries, Inc.        Loan                                                    6,098      6,098
-------------------------------------------------------------------------------------------------------
Vidon, Inc.                    Loans                                                     260        260
-------------------------------------------------------------------------------------------------------
Weathertech Distributing       Loans                                                      92         92
  Company, Inc.
-------------------------------------------------------------------------------------------------------
West Virginia Radio            Debt Securities                                           887        887
  Corporation of Clarksburg,   Warrants                                                  400        400
  Inc.
-------------------------------------------------------------------------------------------------------
William R. Dye                 Loan                                                      266        266
-------------------------------------------------------------------------------------------------------
Williams Brothers Lumber       Warrants                                                   24         24
  Company
-------------------------------------------------------------------------------------------------------
Wilton Industries, Inc.        Loan                                                   12,000     12,000
-------------------------------------------------------------------------------------------------------
WYCB Acquisition Corporation   Loan                                                    3,783      3,783
-------------------------------------------------------------------------------------------------------
     Total mezzanine loans and debt securities and equity
       interests in portfolio companies (94 investments)                            $296,598   $301,781
-------------------------------------------------------------------------------------------------------

                                                                             SEPTEMBER 30, 1998
                                                INTEREST        NUMBER OF    -------------------
                                              RATE RANGES      INVESTMENTS     COST      VALUE
                                            ----------------   -----------   --------   --------
COMMERCIAL MORTGAGE LOANS
                                            Up to   6.99%            7       $  2,498   $  2,125
                                            7.00%- 8.99%            49        138,856    138,856
                                            9.00%-10.99%           109         93,284     93,349
                                            11.00%-12.99%           54         54,905     55,175
                                            13.00%-14.99%            4          9,682      9,682
                                            15.00% and above         2          3,586      3,586
------------------------------------------------------------------------------------------------
     Total commercial mortgage loans                               225       $302,811   $302,773
------------------------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION 7(a) LOANS
                                            Up to   6.99%           11       $    156   $    153
                                            7.00%- 8.99%            13            138         54
                                            9.00%-10.99%            42          9,311      9,198
                                            11.00%-12.99%          376         40,251     38,887
                                            13.00%-14.99%            4            228        213
                                            15.00% and above        --             --         --
------------------------------------------------------------------------------------------------
     Total Small Business Administration
       7(a) loans                                                  446       $ 50,084   $ 48,505
------------------------------------------------------------------------------------------------
Interest in securitization pool of
  commercial mortgage loans                                          1       $ 85,290   $ 83,790
------------------------------------------------------------------------------------------------
Other portfolio assets                                               6       $  3,089   $  3,009
------------------------------------------------------------------------------------------------
Total portfolio                                                    772       $737,872   $739,858
------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENT OF INVESTMENTS

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
MEZZANINE LOANS AND DEBT SECURITIES AND EQUITY INTERESTS IN PORTFOLIO COMPANIES
Acme Paging, L.P.              Debt Securities                                      $  5,993   $  5,993
                               Partnership Interests                                   1,456      2,600
-------------------------------------------------------------------------------------------------------
AGPAL Broadcasting, Inc.       Debt Securities                                           928        928
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
American Barbecue & Grill,     Loans                                                   1,499      1,499
  Inc.                         Debt Securities                                         2,250      2,250
                               Warrants                                                  125        125
-------------------------------------------------------------------------------------------------------
Arnold Moving Co., Inc.        Loans                                                     713        713
-------------------------------------------------------------------------------------------------------
ARS, Inc.                      Debt Securities                                         9,723      9,723
                               Warrants                                                  171        171
-------------------------------------------------------------------------------------------------------
ASW Holding Corporation        Warrants                                                   25         25
-------------------------------------------------------------------------------------------------------
Au Bon Pain Co., Inc.(1)       Debt Securities                                         7,355      7,355
                               Warrants                                                  227        234
-------------------------------------------------------------------------------------------------------
Brazos Sportswear, Inc.(1)     Common Stock (342,938 shares)                             330      1,547
-------------------------------------------------------------------------------------------------------
Broadcast Holdings, Inc.       Debt Securities                                         2,696      2,696
                               Warrants                                                   --      1,054
-------------------------------------------------------------------------------------------------------
Calendar Broadcasting, Inc.    Debt Securities                                         3,780      3,780
                               Warrants                                                  144        144
-------------------------------------------------------------------------------------------------------
Candlewood Hotel Company(1)    Preferred Stock (3,250 shares)                          3,250      3,250
-------------------------------------------------------------------------------------------------------
Celebrities, Inc.              Debt Securities                                           365        365
                               Warrants                                                   12         12
-------------------------------------------------------------------------------------------------------
CeraTech Holdings Corporation  Debt Securities                                         1,983        253
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cherry Tree Toys, Inc.         Debt Securities                                         1,776      1,776
                               Common Stock (220 shares)                                   1         --
-------------------------------------------------------------------------------------------------------
Chungsan Corporation           Loan                                                       78         78
-------------------------------------------------------------------------------------------------------
Convenience Corporation of     Loans                                                   1,226      1,226
  America                      Debt Securities                                         8,370      6,245
                               Series A Preferred Stock (22,797 shares)                  265         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Cooper Natural Resources,      Debt Securities                                         3,440      3,440
  Inc.                         Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Csabai Canning Factory Rt.     Debt Securities                                         3,140      3,140
                               Hungarian Quotas (9.2%)                                   700        700
-------------------------------------------------------------------------------------------------------
DEH Printed Circuits, Inc.     Warrants                                                  250      1,440
-------------------------------------------------------------------------------------------------------
DeVlieg-Bullard, Inc.(1)       Warrants                                                  350        760
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Directory Investment           Common Stock (470 shares)                            $     --   $     83
  Corporation
-------------------------------------------------------------------------------------------------------
Directory Lending Corporation  Series A Common Stock (1,031 shares)                       --        862
                               Series B Common Stock (188 shares)                        235        157
                               Series C Common Stock (292 shares)                        656        245
                               Series A Preferred Stock (214 shares)                     307        192
                               Series B Preferred Stock (175 shares)                     931        158
                               Series C Preferred Stock (58 shares)                       58         52
-------------------------------------------------------------------------------------------------------
DMI Furniture, Inc.(1)         Convertible Preferred Stock (199,920 shares)              500        982
-------------------------------------------------------------------------------------------------------
ECM Enterprises                Loan                                                       36          4
-------------------------------------------------------------------------------------------------------
EDM Consulting, LLC            Loans                                                      30         30
                               Debt Securities                                         1,875        428
                               Equity Interest                                            --         --
-------------------------------------------------------------------------------------------------------
El Dorado Communications,      Warrants                                                   --        585
  Inc.
-------------------------------------------------------------------------------------------------------
Esquire Communications         Warrants                                                    6      1,000
  Ltd.(1)
-------------------------------------------------------------------------------------------------------
Everything Yogurt              Loan                                                       65         65
-------------------------------------------------------------------------------------------------------
Ex Terra Funding, LLC          Loan                                                    1,960      1,960
-------------------------------------------------------------------------------------------------------
Fairchild Industrial Products  Debt Securities                                         5,653      5,653
  Company                      Warrants                                                  280        280
-------------------------------------------------------------------------------------------------------
FHM Distributions, Inc.        Loan                                                      200        200
-------------------------------------------------------------------------------------------------------
Gibson Guitar Corp.            Debt Securities                                        14,475     14,475
                               Warrants                                                  525        525
-------------------------------------------------------------------------------------------------------
Golden Eagle/Satellite         Loans                                                     550        550
  Archery, LLC                 Convertible Debentures                                  2,248      2,248
-------------------------------------------------------------------------------------------------------
Grant Broadcasting System II   Warrants                                                  139      3,600
-------------------------------------------------------------------------------------------------------
Grant Television, Inc.         Debt Securities                                         7,866      7,866
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Han Hie                        Loan                                                      518        518
-------------------------------------------------------------------------------------------------------
H.B.N. Communications, Inc.    Loan                                                      262        262
-------------------------------------------------------------------------------------------------------
Herr-Voss Industries, Inc.     Debt Securities                                         9,500      9,500
                               Common Stock (132,507 shares)                           1,050      1,050
-------------------------------------------------------------------------------------------------------
HFC Acquisition Sub I, Inc.    Loans                                                     232        232
-------------------------------------------------------------------------------------------------------
In the Dough, Inc.             Loan                                                        2         --
-------------------------------------------------------------------------------------------------------
Jeff & Chris Mufflers, Inc.    Loan                                                      128        128
-------------------------------------------------------------------------------------------------------
JRI Industries, Inc.           Debt Securities                                         2,343      2,343
                               Warrants                                                   74         74
-------------------------------------------------------------------------------------------------------
Julius Koch USA, Inc.          Debt Securities                                         4,630      4,630
                               Warrants                                                  323      2,099
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Kirker Enterprises, Inc.       Loans                                                $    800   $    800
                               Debt Securities                                         2,784      2,784
                               Warrants                                                  348      2,350
                               Equity Interest                                            40         40
-------------------------------------------------------------------------------------------------------
Kirkland's, Inc.               Debt Securities                                         6,250      6,250
                               Warrants                                                   96         96
-------------------------------------------------------------------------------------------------------
Kjellberg's Incorporated       Loan                                                    3,146      3,146
-------------------------------------------------------------------------------------------------------
Kurlancheek                    Loan                                                      311        311
-------------------------------------------------------------------------------------------------------
Labor Ready, Inc.(1)           Common Stock (247,863 shares)                           1,477      4,308
-------------------------------------------------------------------------------------------------------
Liberty-Pittsburgh Systems,    Debt Securities                                         3,370      3,370
  Inc.                         Common Stock (60,000 shares)                              100        100
-------------------------------------------------------------------------------------------------------
Lingcomm, Inc.                 Loan                                                      235        235
-------------------------------------------------------------------------------------------------------
Love Funding Corporation       Series D Preferred Stock (26,000 shares)                  360        214
                               Warrants                                                  200         --
-------------------------------------------------------------------------------------------------------
Magic Auto                     Loan                                                       17         17
-------------------------------------------------------------------------------------------------------
MidSouth Data Systems, Inc.    Debt Securities                                         7,550      7,550
                               Warrants                                                  348        348
-------------------------------------------------------------------------------------------------------
Midview Associates, L.P.       Debt Securities                                           326        326
                               Options                                                    --         --
-------------------------------------------------------------------------------------------------------
Mihadas                        Loan                                                      290        290
-------------------------------------------------------------------------------------------------------
Mill-It Striping, Inc.         Common Stock (18 shares)                                  250         --
-------------------------------------------------------------------------------------------------------
MLX/SinterMet Corp.(1)         Common Stock (5,835 shares)                               241        109
-------------------------------------------------------------------------------------------------------
Monitoring Solutions, Inc.     Loans                                                      33         33
                               Debt Securities                                         1,822        219
                               Common Stock (33,333 shares)                               --         --
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Radio City Mobil Home Park     Loan                                                    1,361      1,361
-------------------------------------------------------------------------------------------------------
Nobel Education Dynamics,      Series D Convertible Preferred Stock (265,957
  Inc.(1)                        shares)                                               2,000      2,000
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Norman's Yogurt, Inc.          Loan                                                       30         30
-------------------------------------------------------------------------------------------------------
Northeast Broadcasting Group,  Debt Securities                                           483        483
  L.P.
-------------------------------------------------------------------------------------------------------
New York Donut Corporation     Loan                                                      106        106
-------------------------------------------------------------------------------------------------------
Old Mill Holdings, Inc.        Debt Securities                                         1,115        888
                               Warrants                                                   77         --
-------------------------------------------------------------------------------------------------------
OMA, Inc.                      Loans                                                   1,931      1,931
-------------------------------------------------------------------------------------------------------
PAL Liberty, Inc.              Loan                                                      323        323
-------------------------------------------------------------------------------------------------------
Peerless Group, Inc.(1)        Common Stock (379,475 shares)                              17      1,405
                               Warrants                                                    4        667
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
         OF SHARES)                               INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
David Peters                   Loan                                                 $    169   $     55
-------------------------------------------------------------------------------------------------------
PIATL Holdings, Inc.           Loans                                                     107        107
                               Preferred Stock (276 shares)                              160        175
                               Common Stock (36 shares)                                   --         --
-------------------------------------------------------------------------------------------------------
Pico Products, Inc.(1)         Debt Securities                                         5,669      5,669
                               Common Stock (248,000 shares)                              71        336
                               Warrants                                                   --         --
-------------------------------------------------------------------------------------------------------
Quality Software Products      Common Stock (94,479 shares)                              901        344
  Holdings, PLC(1)
-------------------------------------------------------------------------------------------------------
Radio One of Atlanta, Inc.     Loans                                                     341        341
                               Debt Securities                                         9,951      9,951
                               Common Stock (1,430 shares)                                --         --
-------------------------------------------------------------------------------------------------------
Randhawa Brothers              Loans                                                     217        217
  Enterprises, Inc.
-------------------------------------------------------------------------------------------------------
R-Tex Decoratives Company,     Debt Securities                                         1,513      1,170
  Inc.                         Warrants                                                   58         --
-------------------------------------------------------------------------------------------------------
R.L. Singletary                Loan                                                      112        112
-------------------------------------------------------------------------------------------------------
Saturn Chemicals, Inc.         Loan                                                       --         --
-------------------------------------------------------------------------------------------------------
SerpCo., Inc.                  Loan                                                      182        182
-------------------------------------------------------------------------------------------------------
Spa Lending Corporation        Preferred Stock (28,625 shares)                           398        322
                               Common Stock (6,208 shares)                                22         --
-------------------------------------------------------------------------------------------------------
SunStates Refrigerated         Loans                                                   1,557         68
  Services, Inc.               Debt Securities                                         4,262      1,486
-------------------------------------------------------------------------------------------------------
Total Foam, Inc.               Debt Securities                                         1,582        129
                               Common Stock (910 shares)                                  57         --
-------------------------------------------------------------------------------------------------------
University Village Mobile      Loan                                                      157        157
  Homes
-------------------------------------------------------------------------------------------------------
Vidon, Inc.                    Loans                                                     262        262
-------------------------------------------------------------------------------------------------------
Waterview Limited Partnership  Option                                                     --      3,050
-------------------------------------------------------------------------------------------------------
Weathertech Distributing       Loans                                                     291        291
  Company, Inc.
-------------------------------------------------------------------------------------------------------
West Virginia Radio            Debt Securities                                           962        962
  Corporation of Clarksburg,   Warrants                                                  400         --
  Inc.
-------------------------------------------------------------------------------------------------------
William R. Dye                 Loan                                                      270        270
-------------------------------------------------------------------------------------------------------
Williams Brothers Lumber       Loans                                                     720        720
  Company                      Debt Securities                                           308        308
                               Warrants                                                   24         24
-------------------------------------------------------------------------------------------------------

(1) Public company.
(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

      PORTFOLIO COMPANY                                                              DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT NUMBER                                                        -------------------
 OF SHARES AND INVESTMENTS)                       INVESTMENT(2)                       COST      VALUE
-----------------------------  ---------------------------------------------------  --------   --------
Z-Spanish Radio Network, Inc.  Loans                                                $ 11,636   $ 11,636
                               Debt Securities                                           750        750
                               Warrants                                                    6          6
-------------------------------------------------------------------------------------------------------
     Total mezzanine loans and debt securities and equity
       interests in portfolio companies (89 investments)                            $201,234   $207,748
-------------------------------------------------------------------------------------------------------

                                                                               DECEMBER 31, 1997
                                                 INTEREST        NUMBER OF    -------------------
                                               RATE RANGES      INVESTMENTS     COST      VALUE
                                             ----------------   -----------   --------   --------
COMMERCIAL MORTGAGE LOANS
                                             Up to   6.99%            6       $  6,129   $  6,129
                                             7.00%- 8.99%            49        108,313    108,313
                                             9.00%-10.99%           156        259,203    259,221
                                             11.00%-12.99%           72         61,681     61,891
                                             13.00%-14.99%            8          8,196      8,196
                                             15.00% and above         1          3,494      3,494
-------------------------------------------------------------------------------------------------
     Total commercial mortgage loans                                292       $447,016   $447,244
-------------------------------------------------------------------------------------------------
SMALL BUSINESS ADMINISTRATION 7(a) LOANS
                                             Up to   6.99%           10       $    111   $    111
                                             7.00%- 8.99%            16            192        107
                                             9.00%-10.99%            24          2,636      2,673
                                             11.00%-12.99%          378         38,072     37,739
                                             13.00%-14.99%            4             92         79
                                             15.00% and above        --             --         --
-------------------------------------------------------------------------------------------------
     Total Small Business Administration
       7(a) loans                                                   432       $ 41,103   $ 40,709
-------------------------------------------------------------------------------------------------
Other portfolio assets                                                6       $  1,367   $  1,320
-------------------------------------------------------------------------------------------------
Total portfolio at value                                            819       $690,720   $697,021
-------------------------------------------------------------------------------------------------

(1) Public company.

(2) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. MERGER

     On December 31, 1997, Allied Capital Corporation ("Allied I"), Allied Capital Corporation II ("Allied II"), Allied Capital Commercial Corporation ("Allied Commercial"), and Allied Capital Advisers, Inc. ("Advisers"), merged with and into Allied Capital Lending Corporation ("Allied Lending") (each a "Predecessor Company" and collectively the "Predecessor Companies") pursuant to an Agreement and Plan of Merger, dated as of August 14, 1997, as amended and restated as of September 19, 1997 in a stock-for-stock exchange (the "Merger"). Immediately following the Merger, Allied Lending changed its name to Allied Capital Corporation ("ACC" or the "Company").

     The Merger was effected through a conversion of each share of Predecessor Company common stock into the number of shares of Allied Lending common stock determined pursuant to the following exchange ratios: Allied I -- 1.07 shares; Allied II -- 1.40 shares; Allied Commercial -- 1.60 shares; and Advisers -- 0.31 shares. Allied Lending's common stock outstanding prior to the Merger continues to be outstanding, and was not converted or changed in the Merger. On December 31, 1997, subsequent to the exchange of shares, the Company had 52,047,318 shares outstanding.

     The Merger was treated as a tax-free reorganization under Section 368
(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, the Predecessor Companies carried forward the historical cost basis of their assets and liabilities to the surviving entity
(ACC). For financial reporting purposes, the Predecessor Companies also carried forward the historical cost basis of their respective assets and liabilities at the time the Merger was effected. The consolidated financial statements reflect the operations of ACC with all periods presented restated as if the Predecessor Companies had merged as of the beginning of the earliest period presented.

     To facilitate the Merger, Allied Lending's charter was amended primarily to effect: (a) an increase in the number of authorized shares of common stock, par value one-tenth of one mil ($0.0001) per share, from 20,000,000 to 100,000,000 shares; and (b) a change in Allied Lending's name to "Allied Capital Corporation."

     Prior to the Merger, Allied I owned approximately 16 percent of Allied Lending's total shares outstanding. These shares were distributed to the Allied I shareholders in a dividend immediately prior to the Merger at a rate of
0.107448 shares of Allied Lending for each share of Allied I held on the record date. For financial reporting purposes, Allied I's ownership of Allied Lending has been eliminated for all periods presented.

NOTE 2. ORGANIZATION

     Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital Corporation has two wholly owned subsidiaries that have also elected to be regulated as BDCs. Allied Investment Corporation is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company ("SBIC"). Allied Investment Corporation is the result of the merger of the Company's two SBIC subsidiaries in July 1998 whereby Allied Investment Corporation merged with and into Allied Capital Financial Corporation ("Allied Financial"). Allied Financial then changed its name to Allied Investment Corporation ("Allied Investment"). Allied Capital SBLC Corporation ("Allied SBLC") is licensed by the SBA as a Small Business Lending Company and is a participant in the SBA Section 7(a) Guaranteed Loan Program. In addition, the Company has also established a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"). ACC also has several single-member limited liability companies established primarily to hold real estate properties.

     Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the "Company" or "ACC."

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 2. ORGANIZATION, CONTINUED
     The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests primarily in private, growing businesses in a variety of industries and in diverse geographic locations (primarily in the United States).

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BASIS OF PRESENTATION

     The consolidated financial statements for the periods presented have been restated to include the accounts of the Predecessor Companies for all periods presented. Transaction fees and expenses related to the Merger were expensed in the fourth quarter of 1997. The consolidated financial statements include the accounts of the Company or its wholly owned or majority owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 1997, 1996 and 1995 balances to conform with the 1998 financial statement presentation.

  VALUATION OF PORTFOLIO INVESTMENTS

     Portfolio investments are carried at fair value, as determined by the board of directors under the Company's valuation policy.

     The values of loans and debt securities are based on the board of directors' evaluation of the financial condition of the borrowers and/or the underlying collateral. The values assigned are considered to be amounts which could be realized in the normal course of business which, generally, anticipates the Company holding the loan to maturity and realizing the face value of the loan. For debt securities and loans, value normally corresponds to cost unless the borrower's condition or external factors lead to a determination of value at a lower amount.

     Equity interests in portfolio companies for which there is no public market are valued based on various factors including history of positive cash flow from operations, the market value of comparable publicly traded companies (discounted for illiquidity), and other pertinent factors. The board of directors also considers recent offers to purchase a portfolio company's securities when valuing equity interests.

     The Company's equity interests in public companies that carry certain restrictions on sale are typically valued at a discount from the public market value of the security at the balance sheet date. Other publicly traded stocks may also be valued at a discount due to the investment size or market liquidity concerns.

  INTEREST INCOME

     Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Loan origination fees, original issue discount, and market discount are amortized into interest income using the effective interest method.

  NET REALIZED AND UNREALIZED GAINS

     Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in the valuation of the portfolio investments during the reporting period.

  DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the record date.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  FEDERAL AND STATE INCOME TAXES

     With the exception of Advisers, the Predecessor Companies qualified as regulated investment companies ("RIC") or a real estate investment trust ("REIT"); however, Advisers was a corporation subject to federal and state income taxes. Income tax expense reported on the consolidated statement of operations relates to the operations of Advisers for all periods presented.

     The Company and its wholly owned subsidiaries intend to comply with the requirements of the Code that are applicable to RICs and REITs. The Company and its wholly owned subsidiaries intend to distribute annually all of their taxable income to shareholders; therefore, the Company has made no provision for deferred taxes.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The Company may use derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes.

  CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

  DEFERRED FINANCING COSTS

     Financing costs are based on actual costs incurred in obtaining financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

  PER SHARE INFORMATION

     Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if securities to issue common stock were exercised into common stock. Earnings per share are computed after subtracting dividends on Preferred Shares.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 4. PORTFOLIO

     The Company lends and invests in growing businesses through three primary products: mezzanine loans and debt and equity securities, commercial mortgage loans, and SBA Section 7(a) loans.

  MEZZANINE FINANCE

     Mezzanine investments are generally structured as loans that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, warrants or options to purchase a portion of the portfolio company's equity at a nominal price. Such an investment would typically have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although loan maturities and principal amortization schedules vary. At Septem-

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED
ber 30, 1998 and December 31, 1997, respectively, approximately 100 percent and 98 percent of the Company's mezzanine loan portfolio was composed of fixed interest rate loans. The weighted average yield (at value) on the mezzanine portfolio at September 30, 1998 and December 31, 1997 and 1996 equaled 14.0 percent, 12.6 percent and 13.2 percent, respectively. At September 30, 1998 and December 31, 1997 and 1996, mezzanine loans and debt securities with a cost basis of $22,725,000, $13,661,000 and $16,648,000, respectively, were not accruing interest.

     At September 30, 1998 and December 31, 1997, approximately 35 percent and 29 percent, 26 percent and 27 percent, 24 percent and 17 percent, 7 percent and 13 percent, and 5 percent and 8 percent of the Company's mezzanine portfolio was located in the mid-atlantic, southeast, midwest, west, and northeast regions, respectively. In addition, 3 percent and 6 percent, respectively, of the mezzanine portfolio was located in other countries. Loans to businesses in the industrial/manufacturing, broadcasting/communications, retail/wholesale, and services industries equaled approximately 43 percent and 43 percent, 17 percent and 26 percent, 14 percent and 15 percent, and 21 percent and 12 percent, respectively, or 95 percent and 96 percent of the Company's mezzanine portfolio as of September 30, 1998 and December 31, 1997, respectively.

     Equity investments consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or otherwise illiquid. Equity securities generally do not produce a current return, but are held for investment appreciation and ultimate gain on sale.

  COMMERCIAL REAL ESTATE FINANCE

     The commercial real estate portfolio contains loans that were originated by the Company or were purchased from the Resolution Trust Corporation, the Federal Deposit Insurance Corporation and other third party sellers including life insurance companies and banks.

     At September 30, 1998 and December 31, 1997, approximately 70 percent and 30 percent, and 73 percent and 27 percent of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At September 30, 1998 and December 31, 1997, approximately 34 percent and 38 percent, 18 percent and 18 percent, 25 percent and 18 percent, 17 percent and 14 percent, and 6 percent and 12 percent of the Company's commercial real estate portfolio was located in the mid-atlantic, midwest, west, southeast, and northeast regions, respectively. In addition, commercial mortgage loans secured by hospitality, office, retail, recreation and other properties equaled approximately 40 percent and 33 percent, 31 percent and 31 percent, 9 percent and 14 percent, 3 percent and 3 percent, and 17 percent and 19 percent, respectively, of the Company's commercial real estate portfolio at September 30, 1998 and December 31, 1997, respectively.

     The weighted average yield (at value) on the real estate portfolio as of September 30, 1998 and December 31, 1997 and 1996 equaled 10.1 percent, 11.4 percent and 13.4 percent, respectively. As of September 30, 1998 and December 31, 1997 and 1996, loans with a cost basis of $9,466,000, $11,987,000 and
$10,978,000, respectively, were not accruing interest.

  SMALL BUSINESS LENDING

     The Company, through its wholly owned subsidiary, Allied SBLC, participates in the SBA's Section 7(a) Guaranteed Loan Program.

     Pursuant to Section 7(a) of the Small Business Act of 1958, the SBA will guarantee 80 percent of any qualified loan up to $100,000 regardless of maturity, and 75 percent of any such loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with no more than $5 million in annual sales and no more than 500 employees.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED
     The Company charges interest on these loans at a variable rate, typically
1.75 percent to 2.75 percent above the prime rate, as published in The Wall Street Journal or other financial newspaper, adjusted monthly. All loans are payable in equal monthly installments of principal and interest from the date on which the loan was made to its maturity. At September 30, 1998 and December 31, 1997, approximately 94 percent and 92 percent of the Company's portfolio of 7(a) loans were variable interest rate loans.

     As permitted by SBA regulations, the Company sells to investors, without recourse, the guaranteed portion of its loans while retaining the right to service 100 percent of such loans.

     As of September 30, 1998 and December 31, 1997 and 1996, 7(a) loans with a cost basis of $8,761,000, $4,346,000 and $3,734,000, respectively, were not accruing interest.

     At September 30, 1998 and December 31, 1997, approximately 36 percent and 36 percent, 29 percent and 29 percent, 15 percent and 18 percent, 8 percent and 10 percent, and 12 percent and 7 percent of the Company's 7(a) loan portfolio was located in the midwest, mid-atlantic, southeast, northeast, and west regions, respectively. In addition, loans to businesses in the hospitality, automotive services, broadcasting/communications, restaurant/food services, industrial/manufacturing, services, and retail/wholesale industries equaled 30 percent and 25 percent, 27 percent and 21 percent, 6 percent and 10 percent, 12 percent and 9 percent, 6 percent and 7 percent, 6 percent and 6 percent, and 3 percent and 6 percent, respectively, or 90 percent and 84 percent of the Company's 7(a) loan portfolio as of September 30, 1998 and December 31, 1997.

INTEREST IN SECURITIZATION POOL OF COMMERCIAL MORTGAGE LOANS

     On January 30, 1998, the Company in conjunction with Business Mortgage Investors, Inc. ("BMI"), a private REIT managed by the Company, completed a $310 million asset securitization, whereby bonds totaling $239 million were sold in three classes rated "AAA", "AA" and "A" by Standard & Poor's Rating Services and Fitch IBCA, Inc. in a private placement. The Company and BMI sold a pool of 97 commercial mortgage loans totaling $310 million to a special purpose, bankruptcy remote entity which transferred the assets to a trust which issued the bonds. The Company contributed approximately 95%, or $295 million, of the total assets securitized, and received cash proceeds, net of costs of approximately $223 million. The Company retained a trust certificate for its residual interest (the "residual interest") in the loan pool sold, and will receive interest income from this residual interest as well as receive the net spread of the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds (the "residual securitization spread"). The mortgage loan pool had an approximate weighted average stated interest rate of 9.6%. The three bond classes sold have an aggregate weighted average interest rate of approximately 6.38%.

     The Company accounted for the securitization in accordance with Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result, the Company recorded a gain of approximately $14.8 million net of the costs of the securitization and the cost of settlement of interest rate swaps. The gain arises from the difference between the carrying amount of the loans and the fair market value of the assets received--cash, residual securitization spread, residual interest and a servicing asset. The value of the residual securitization spread, $17.0 million, was determined based on the future expected cash flows, assuming a constant prepayment rate for the mortgage loan pool of 10%, discounted at 16%. The value of the residual interest was determined to be $66.5 million and was based on the future expected cash flows less projected losses of approximately $3.0 million. The projected losses were based upon the attributes of the portfolio sold and the underlying collateral values. The weighted average loan to collateral value of the 97 loans sold was 68.3%. The expected future cash flow from the residual interest was discounted at 9.6%. The servicing asset was valued at $227,000 assuming a net servicing fee of 0.04% and was discounted at a rate of 10%.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 4. PORTFOLIO, CONTINUED
     The Company will continue to earn interest income from the residual interest, and will receive the actual net spread from the portion of the loans sold represented by the bonds issued. As the net spread is received, a portion will be allocated to interest income with the remainder applied to reduce the carrying amount of the residual securitization spread. The residual interest and the residual securitization spread have been and will continue to be valued each quarter using updated prepayment and loss estimates.

NOTE 5. DEBT

     At September 30, 1998 and December 31, 1997 and 1996, the Company had the following available credit facilities:

                                                                      DECEMBER 31,
                                     SEPTEMBER 30,      -----------------------------------------
                                         1998                  1997                  1996
                                  -------------------   -------------------   -------------------
                                  FACILITY    AMOUNT    FACILITY    AMOUNT    FACILITY    AMOUNT
                                   AMOUNT     DRAWN      AMOUNT     DRAWN      AMOUNT     DRAWN
                                  --------   --------   --------   --------   --------   --------
                                      (UNAUDITED)
                                                          (IN THOUSANDS)

Debentures and notes payable:
     Unsecured long-term notes
       payable..................  $180,000   $180,000   $     --   $     --   $     --   $     --
     Master repurchase
       agreement................   250,000      1,300    250,000    202,705    150,000     85,775
     Master loan and security
       agreement................   250,000     56,000    250,000     23,116         --         --
     Senior note payable........        --         --     20,000     20,000     20,000     20,000
     OPIC loan..................     5,700      5,700     20,000      8,700     20,000      8,700
     SBA debentures.............    48,650     48,650     54,300     54,300     61,300     61,300
     Bonds payable..............        --         --         --         --     54,123     54,123
                                  --------   --------   --------   --------   --------   --------
          Total debentures and
            notes payable.......   734,350    291,650    594,300    308,821    305,423    229,898
                                  --------   --------   --------   --------   --------   --------
Revolving lines of credit.......   200,000     70,000     80,000     38,842    110,000     45,099
                                  --------   --------   --------   --------   --------   --------
          Total debt............  $934,350   $361,650   $674,300   $347,663   $415,423   $274,997
                                  ========   ========   ========   ========   ========   ========

  UNSECURED LONG-TERM NOTES PAYABLE

     In June 1998 the Company issued three classes of unsecured long-term notes held by private institutional investors. The notes have terms of 5 or 7 years with an aggregate principal balance of $180,000,000. The weighted average interest rate on the notes is 7.2% and interest only is payable semi-annually until maturity. The notes may be prepaid in whole or in part together with an interest premium as stipulated in the note agreement.

  MASTER REPURCHASE AGREEMENT

     The Company and Business Mortgage Investors, Inc. ("BMI") can borrow up to $250,000,000, of which $100,000,000 is committed, through repurchase agreements using its commercial mortgage loans as collateral. The Company pledges commercial mortgage loans as collateral for the facility such that the amount borrowed is approximately equal to 75 percent to 80 percent of the value of the collateral pledged. The terms of the master repurchase agreement require interest only payments with all principal due at maturity. The master repurchase agreement bears interest at the one-month London Inter Bank Offered Rate ("LIBOR") plus 1.13 percent, or 6.7 percent, 6.8 percent and 6.7 percent at September 30, 1998 and December 31, 1997 and 1996, respectively. The facility requires an annual commitment fee equal to 0.25 percent of the committed amount. The average debt outstanding under the master repurchase agreement for the nine months ended

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 5. DEBT, CONTINUED
September 30, 1998 and the years ended December 31, 1997 and 1996 was $22,632,000, $166,362,000 and $51,767,000, respectively. The maximum amount borrowed under this facility was $202,705,000, $209,591,000 and $85,775,000 during the nine months ended September 30, 1998 and the years ended December 31, 1997 and 1996, respectively. The weighted average interest rate for this facility during the nine months ended September 30, 1998 and the years ended December 31, 1997 and 1996 was 6.8 percent, 6.6 percent and 7.3 percent, respectively. The master repurchase agreement matures on January 31, 1999.

  MASTER LOAN AND SECURITY AGREEMENT

     During 1997, the Company, again in conjunction with BMI, established a facility to borrow up to $250,000,000, of which $100,000,000 is committed, using its commercial mortgage loans as collateral under the agreement. At September 30, 1998 and December 31, 1997, the Company's recorded investment in these loans pledged as collateral totaled $56,000,000 and $29,193,000, which approximated their market value. The agreement generally requires interest only payments with all principal due at maturity. The agreement bears interest at the one-month LIBOR plus 1.0 percent, or 6.4 and 6.7 percent, at September 30, 1998 and December 31, 1997, respectively. The average debt outstanding under this facility for the nine months ended September 30, 1998 and the year ended December 31, 1997 was $19,066,000 and $17,899,000, respectively. The maximum amount borrowed under this facility was $56,000,000 during the nine months ended September 30, 1998 and $23,116,000 for the year ended December 31, 1997. The weighted average interest rate for this facility during the nine months ended September 30, 1998 and the year ended December 31, 1997 was 6.6 percent and 6.7 percent, respectively. The agreement matured on October 15, 1998, and has subsequently been renewed for an additional one year term.

  SENIOR NOTE PAYABLE

     At December 31, 1997 the Company had a $20,000,000 unsecured senior note payable to an insurance company with interest at a fixed rate of 9.15 percent, payable semi-annually.

  OVERSEAS PRIVATE INVESTMENT CORPORATION (OPIC) LOAN

     The Company has a loan agreement with OPIC to provide financing for international projects involving qualifying U.S. small businesses. Loans under this agreement bear interest at the U.S. Treasury rate plus 0.5 percent for the applicable period of the borrowing, or 6.6 percent at September 30, 1998. In addition, OPIC is entitled to receive from the Company a contingent fee at maturity of the loan equal to 5 percent of the return generated by the OPIC-related investments in excess of 7 percent. There are no required principal payments until the OPIC loans mature in January 2006.

  SBA DEBENTURES

     At September 30, 1998, the Company had debentures totaling $48,650,000 payable to the SBA at interest rates ranging from 6.9 percent to 9.6 percent, with scheduled maturity dates as follows: 1998 -- $1,000,000; 1999 -- $0;
2000 -- $17,300,000; 2001 -- $9,350,000; 2002 -- $0; and $21,000,000 thereafter.
At December 31, 1997, the Company had outstanding debentures totaling $54,300,000 at interest rates ranging from 6.9 percent to 9.8 percent. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to maturity.

  BONDS PAYABLE

     The Company issued $98,810,000 of 6.92 percent series 1995-C1 Commercial Mortgage Collateralized Bonds during November 1995. The bonds were rated "AA" by Fitch Investors Service, L.P. The bonds were repaid in full in November 1997.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 5. DEBT, CONTINUED
  REVOLVING LINES OF CREDIT

     Subsequent to the Merger, the Company repaid all of its previous unsecured revolving lines of credit and entered into a new $200,000,000 unsecured revolving line of credit as amended and restated. The new facility bears interest at LIBOR plus 1.25 percent, or 6.6 percent at September 30, 1998, and requires a commitment fee equal to 0.2 percent of the committed amount, and a facility fee equal to 0.15 percent of the initial commitment. The new line expires June 30, 1999. The new line of credit requires monthly payments of interest and all principal is due upon its expiration.

     At December 31, 1997, the Company had several revolving lines of credit totaling $80,000,000 under which the Company had outstanding borrowings totaling $38,842,000. At December 31, 1996, the Company had several revolving lines of credit totaling $110,000,000 under which the Company had outstanding borrowings totaling $45,099,000. The lines of credit charged interest at rates ranging from LIBOR plus 1.35 percent to 2.5 percent. At December 31, 1997 and 1996 the weighted average interest rate on the facilities was 7.7 percent and 7.8 percent, respectively. The lines required various commitment and other fees equal to 0.39 percent of the outstanding borrowings at December 31, 1997.

     The average debt outstanding on the revolving lines of credit was $50,311,000, $30,033,000 and $28,216,000 for the nine months ended September 30,
1998 and the years ended December 31, 1997 and 1996, respectively. The maximum amount borrowed under these facilities was $105,000,000, $45,759,000 and $45,099,000 during the same periods, respectively. The weighted average interest rate for these facilities during the nine months ended September 30, 1998 and the years ended December 31, 1997 and 1996 was 6.9 percent, 8.1 percent and 8.2 percent, respectively.

NOTE 6. INCOME TAXES

     For the nine months ended September 30, 1998 and for the years ended December 31, 1997, 1996 and 1995, the Company's effective tax rate was 2.5 percent, 2.3 percent, 3.5 percent and 2.9 percent, respectively.

     For the nine months ended September 30, 1998, the Company incurred income tax expense of $1.6 million which resulted from the built-in gains tax associated with the $4.0 million gain from the sale of an office building previously owned by Advisers prior to the Merger.

     For the years ended December 31, 1997, 1996 and 1995, the Company's income subject to federal and state taxes relates to the income generated by the pre-Merger operations of Advisers. The income generated by the other Predecessor Companies is not subject to federal and state income taxes because these companies qualify as RICs or REITs. Therefore, no additional income tax expense is expected to be incurred in 1998.

NOTE 7. PREFERRED STOCK

     At September 30, 1998 and December 31, 1997 and 1996, Allied Financial had outstanding a total of 60,000 shares of $100 par value, 3 percent cumulative preferred stock and 10,000 shares of $100 par value, 4 percent redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3 percent cumulative preferred stock does not have a required redemption date. Allied Financial has the option to redeem in whole or in part the 3 percent cumulative preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4 percent redeemable cumulative preferred stock has a required redemption date of June 4, 2005. Subsequent to the SBIC Merger, Allied Investment Corporation will continue to hold the preferred stock.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 8. SHAREHOLDERS' EQUITY

     In 1996, the Company completed two non-transferable subscription rights offerings to common shareholders. The Company issued 1,433,414 shares of common stock pursuant to these offerings raising net proceeds to the Company of $17,147,000, after costs including a 2.5 percent fee paid to eligible broker/dealers.

     In 1996, the Company also sold 400,000 shares of its common stock through an underwriter in a registered offering for net proceeds of $5,218,000.

     The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sales prices reported for the Company's common stock for the five days on which trading in the shares takes place immediately prior to the dividend payment date. For the nine months ended September 30, 1998 and the years ended December 31, 1997 and 1996, the Company issued 177,290, 550,971 and 913,206 shares, respectively, at an average price per share of $21.51, $15.67 and $13.13 per share, respectively.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 9. EARNINGS PER COMMON SHARE

                                                                                            PER COMMON
                                                               INCOME        SHARES        SHARE AMOUNT
                                                              --------       -------       -------------
                                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
  (UNAUDITED)
Net increase in net assets resulting from operations...       $61,448
Less: Preferred stock dividends........................          (165)
                                                              -------
Income available to common shareholders................       $61,283
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      51,502            $1.19
                                                                                               =====
Options outstanding to officers........................                         210
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      51,712            $1.19
                                                                             ======            =====
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
  (UNAUDITED)
Net increase in net assets resulting from operations...       $48,088
Less: Preferred stock dividends........................          (165)
                                                              -------
Income available to common shareholders................       $47,923
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      48,759            $0.98
                                                                                               =====
Options outstanding to officers........................                         528
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      49,287            $0.97
                                                                             ======            =====
1997
Net increase in net assets resulting from operations...       $61,304
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $61,084
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      49,218            $1.24
                                                                                               =====
Options outstanding to officers........................                          33
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      49,251            $1.24
                                                                             ======            =====
1996
Net increase in net assets resulting from operations...       $54,947
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $54,727
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      46,172            $1.19
                                                                                               =====
Options outstanding to officers........................                         561
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      46,733            $1.17
                                                                             ======            =====
1995
Net increase in net assets resulting from operations...       $60,479
Less: Preferred stock dividends........................          (220)
                                                              -------
Income available to common shareholders................       $60,259
                                                              =======
BASIC EARNINGS PER COMMON SHARE........................                      43,697            $1.38
                                                                                               =====
Options outstanding to officers........................                         313
                                                                             ------
DILUTED EARNINGS PER COMMON SHARE......................                      44,010            $1.37
                                                                             ======            =====

     Basic earnings per common share was computed by dividing the net increase in net assets resulting from operations, after deducting preferred stock dividends, by the weighted average number of common shares outstanding each period.

     Diluted earnings per common share was computed by dividing the net increase in net assets resulting from operations, after deducting preferred stock dividends, by the weighted average number of common shares outstanding plus common shares issuable upon assumed exercise of stock options outstanding each period.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 10. EMPLOYEE STOCK OWNERSHIP PLAN AND DEFERRED COMPENSATION PLAN

     The Company has an employee stock ownership plan ("ESOP"). Pursuant to the ESOP, the Company is obligated to contribute 5 percent of each eligible participant's total cash compensation for the year to a plan account on the participant's behalf, which vests over a two-year period. ESOP contributions are used to purchase shares of ACC.

     At September 30, 1998, the ESOP held 282,891 shares of the Company's common stock, all of which had been allocated to participants' accounts. The plan is funded annually and the total ESOP contribution expense for the years ended December 31, 1997, 1996 and 1995 was $351,000, $1,018,000 and $864,000,
respectively, net of forfeitures of $0, $36,000 and $180,000 in 1997, 1996 and 1995, respectively.

     The Company also has a deferred compensation plan (the "DC Plan"). Eligible participants of the DC Plan may elect to defer some of their compensation and have such compensation credited to a participant account. All amounts credited to a participant's account shall be credited solely for purposes of accounting and computation and shall remain assets of the Company and subject to the claims of the Company's general creditors. Amounts credited to participants under the DC Plan are at all times 100 percent vested and non-forfeitable except for amounts credited to participants' accounts related to the Formula Award (see
Note 12). A participant's account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All DC Plan accounts will be distributed in the event of a change of control of ACC or in the event of the Company's insolvency. Amounts deferred by participants under the DC Plan are funded to a trust, the trustee of which administers the DC Plan on behalf of the Company.

NOTE 11. STOCK OPTION PLAN

     In conjunction with the Merger, all stock option plans that existed for Allied Lending and the Predecessor Companies before the Merger ("Old Plans") were cancelled on December 31, 1997, and at a special meeting of shareholders on November 26, 1997, the Company's shareholders approved a new stock option plan ("ACC Plan") for the Company to be effected post-Merger.

  THE ACC PLAN

     The purpose of the ACC Plan is to provide officers and non-officer directors of ACC with additional incentives. Options may be granted from time to time on up to 6,250,000 shares which represents approximately 12 percent of the outstanding shares as of December 31, 1997. Options will be exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option will state the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted.

     All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of ACC for any cause other than death or total and permanent disability. If an optionee dies or becomes totally and permanently disabled before expiration of the options without fully exercising it, he or she or the executors or administrators or legatees or distributees of the estate shall, as may be provided at the time of the grant, have the right, within one year after the optionee's death or total and permanent disability, to exercise the options in whole or in part before the expiration of its term. In the event of a change of control of ACC, all outstanding options will become fully vested and exercisable as of the change of control. For the nine months ended September 30, 1998, the Company's compensation committee granted a total of 3,740,446 options to officers of the Company under the ACC Plan. The options awarded to officers were generally non-qualified stock options that vest over a five-year period from the grant date. The stock options have been granted at the market price on the date of grant with an average exercise price equal to $21.05 per share. At September 30, 1998, options for 643,000 shares were exercisable into common stock. Options were

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 11. STOCK OPTION PLAN, CONTINUED
exercised for 10,408 shares, and 64,708 shares were canceled during the nine months ended September 30, 1998.

  NOTES RECEIVABLE FROM THE SALE OF COMMON STOCK

     The Company provides loans to officers for the exercise of options. The loans have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction of shareholders' equity. At September 30, 1998 and December 31, 1997, 1996 and 1995, the Company had outstanding loans to officers of $23,900,000, $29,611,000, $15,491,000, and $7,315,000, respectively. Officers with outstanding loans repaid principal of $5,711,000, $6,534,000, $2,199,000 and $1,038,000 for the nine months ended September 30, 1998 and the years ended December 31, 1997, 1996 and 1995, respectively. The Company recognized interest income from these loans of $1,234,000, $1,031,000, $529,000 and $276,000, respectively, during these same periods.

  OLD PLAN ACTIVITY

     During 1997, 1996 and 1995, the Predecessor Companies granted 1,474,000, 866,000, and 1,505,000 options, respectively, under the Old Plans at exercise prices ranging from $9.53 to $22.58 per share. Total shares issued pursuant to the exercise of stock options totaled 2,395,000, 1,051,000, and 576,000 during 1997, 1996 and 1995, respectively.

     The Company accounts for the ACC Plan as required by the Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees," and no compensation cost has been recognized. Had compensation cost for the plan been determined consistent with SFAS No. 123 "Accounting for Stock Based Compensation," the Company's net increase in net assets resulting from operations and basic earnings per share would have been reduced to the following pro forma amounts:

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                 -----------------------------------------
                                                                   1997            1996            1995
                                                                 ---------       ---------       ---------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net increase in net assets resulting from operations:
     As reported..........................................        $61,304         $54,947         $60,479
     Pro forma............................................        $60,656         $53,372         $58,931
Basic earnings per common share:
     As reported..........................................        $  1.24         $  1.19         $  1.38
     Pro forma............................................        $  1.23         $  1.16         $  1.35
Diluted earnings per common share:
     As reported..........................................        $  1.24         $  1.17         $  1.37
     Pro forma............................................        $  1.23         $  1.14         $  1.34

     Pro forma expenses are based on the underlying value of the options granted by the Company and the Predecessor Companies. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model.

NOTE 12. CUT-OFF AWARD AND FORMULA AWARD

     The Predecessor Companies' existing stock option plans were canceled and the Company established a cut-off dollar amount for all existing, but unvested options as of the date of the Merger (the "Cut-off Award"). The Cut-off Award is computed for each unvested option as of the Merger date. The Cut-off Award is equal to the difference between the market price on August 14, 1997 (the Merger announcement date) of the shares of stock underlying the option less the exercise price of the option. The Cut-off Award is payable for each unvested option upon the future vesting date of that option. The Cut-off Award was designed to cap the

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 12. CUT-OFF AWARD AND FORMULA AWARD, CONTINUED

appreciated value in unvested options at the Merger announcement date, in order to set the foundation to balance option awards upon the Merger. The Cut-off Award approximates $2.9 million in the aggregate and will be expensed as the Cut-off Award vests. For the nine months ended September 30, 1998, $783,000 of the Cut-off Award vested.

     The Formula Award was established to compensate employees from the point when their unvested options would cease to appreciate in value (the Merger announcement date), up until the time at which they would be able to receive option awards in ACC post-Merger. In the aggregate, the Formula Award equaled 6 percent of the difference between an amount equal to the combined aggregated market capitalizations of the Predecessor Companies as of the close of the market on the day before the Merger date (December 30, 1997), less an amount equal to the combined aggregate market capitalizations of the Predecessor Companies as of the close of the market on the Merger announcement date (August 14, 1997). Advisers' compensation committee allocated the Formula Award to individual officers on December 30, 1997. The amount of the Formula Award as computed at December 30, 1997 approximated $19 million. For the nine month period ended September 30, 1998, the Company funded the DC Plan with approximately $19 million in cash in connection with the Formula Award. The Trustee of the DC Plan has used those funds to acquire the Company's stock in the open market. As of September 30, 1998, the Trustee had purchased 790,195 shares of the Company's stock with an aggregate cost of $19,020,000. The purchase of these shares has been reflected in shareholders' equity. The Formula Award will vest equally in three installments on December 31, 1998, 1999 and 2000; provided, however, that such Formula Award vests immediately upon a change in control of the Company. The Formula Award will be expensed in each year in which it vests. Formula Award expense for the nine months ended September 30, 1998 was $4,749,000.

NOTE 13. INVESTMENT ADVISORY SERVICES

     The Company has investment advisory agreements to manage the assets of certain private companies. The investment advisory agreements are generally annual agreements, and may be terminated at any time on 60 days' notice, without penalty, by the managed companies.

NOTE 14. INTEREST RATE SWAPS

     The Company uses interest rate swap agreements to protect against fluctuation in interest costs on its variable rate short-term credit facilities. Amounts paid or received on the settlement of interest rate swap agreements are recognized as an adjustment to interest expense. In January 1998, the Company settled its interest rate swap agreements in connection with the asset securitization transaction which resulted in a loss of $5,767,000 which has been recorded against the gain on the securitization of commercial mortgage loans in the first quarter of 1998. As of December 31, 1997, the Company had interest swap agreements with an aggregate notional amount of $145,000,000. Pursuant to the swap agreements, the Company paid a weighted average fixed rate equal to 6.8 percent and received payments with a weighted average variable rate equal to the 30-day LIBOR. The swap agreements had a remaining weighted average maturity of approximately four years from December 31, 1997. As of December 31, 1997, the Company recorded an estimated unrealized loss of $5,000,000 related to the swap agreements in connection with the January 1998 asset securitization transaction. The estimated unrealized loss was subsequently reversed upon consummation of the securitization.

NOTE 15. DIVIDENDS AND DISTRIBUTIONS

     The Company's Board of Directors declared and the Company paid a $1.05 per common share dividend, or $54,727,000, for the nine months ended September 30, 1998.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 15. DIVIDENDS AND DISTRIBUTIONS, CONTINUED

     For the years ended December 31, 1997, 1996, and 1995, the Company declared the following distributions:

                                                    1997                 1996                 1995
                                               ---------------      ---------------      ---------------
                                                         TOTAL                TOTAL                TOTAL
                                                TOTAL     PER        TOTAL     PER        TOTAL     PER
                                               AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT    SHARE
                                               -------   -----      -------   -----      -------   -----
                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
First quarter............................      $14,347   $0.30      $11,158   $0.25      $ 8,855   $0.20
Second quarter...........................       14,795    0.30       11,911    0.26        9,344    0.21
Third quarter............................       15,548    0.31       12,743    0.27        9,818    0.22
Fourth quarter...........................       31,022    0.61       13,678    0.29       10,355    0.24
Annual extra distribution................        1,118    0.02        7,908    0.16        9,548    0.22
Special undistributed earnings
  distribution...........................        8,848    0.17           --      --           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions to common
  shareholders...........................      $85,678   $1.71      $57,398   $1.23      $47,920   $1.09
                                               =======   =====      =======   =====      =======   =====

     For income tax purposes, distributions for 1997, 1996, and 1995 were comprised of the following:

                                                    1997                 1996                 1995
                                               ---------------      ---------------      ---------------
                                                         TOTAL                TOTAL                TOTAL
                                                TOTAL     PER        TOTAL     PER        TOTAL     PER
                                               AMOUNT    SHARE      AMOUNT    SHARE      AMOUNT    SHARE
                                               -------   -----      -------   -----      -------   -----
                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Ordinary income..........................      $39,356   $0.79      $41,563   $0.89      $37,747   $0.86
Long-term capital gains..................       31,037    0.62       15,835    0.34       10,173    0.23
Return of capital (tax)..................        6,437    0.13           --      --           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions before special
  distribution...........................       76,830    1.54       57,398    1.23       47,920    1.09
                                               -------   -----      -------   -----      -------   -----
Special undistributed earnings
  distribution...........................        8,848    0.17           --      --           --      --
                                               -------   -----      -------   -----      -------   -----
Total distributions to common
  shareholders...........................      $85,678   $1.71      $57,398   $1.23      $47,920   $1.09
                                               =======   =====      =======   =====      =======   =====

     The following table summarizes the differences between taxable income and financial reporting income for the years ended December 31, 1997, 1996 and 1995:

                                                               1997      1996      1995
                                                              -------   -------   -------
                                                                    (IN THOUSANDS)
Financial statement net income..............................  $61,304   $54,947   $60,479
Adjustments:
     Amortization of discount...............................   (1,124)   (2,779)   (1,206)
     Gains from disposition of portfolio assets.............   17,890       874      (904)
     Net unrealized (gains) losses..........................   (7,209)    7,412    (9,266)
     Expenses not deductible for tax:
          Merger expenses...................................    5,159        --        --
          Other.............................................      853     2,306     1,176
     Other..................................................   (9,050)   (1,372)      930
     Income tax expense.....................................    1,444     1,945     1,784
                                                              -------   -------   -------
Taxable income..............................................  $69,267   $63,333   $52,993
                                                              =======   =======   =======

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTE 16. COMMITMENTS AND CONTINGENCIES

     The Company is party to certain lawsuits in connection with its business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these proceedings will have a material effect upon the financial condition of the Company.

NOTE 17. CONCENTRATIONS OF CREDIT RISK

     The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit. Cash and cash equivalents consisted of the following:

                                                SEPTEMBER 30,      DECEMBER 31,
                                                -------------   -------------------
                                                    1998          1997       1996
                                                -------------   --------   --------
                                                 (UNAUDITED)

                                                          (IN THOUSANDS)
Cash and cash equivalents.....................     $43,622      $76,791    $75,744
Less escrows held.............................      (7,105)      (6,354)    (3,903)
                                                   -------      -------    -------
Total.........................................     $36,517      $70,437    $71,841
                                                   =======      =======    =======

NOTE 18. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     The Company paid interest and income taxes of $12,100,000 for the nine months ended September 30, 1998 and $26,874,000, $21,391,000 and $13,393,000
during 1997, 1996, and 1995, respectively. For the nine months ended September 30, 1998 and during 1997, 1996 and 1995, respectively, the Company's non-cash financing activities totaled $5,362,000, $48,207,000, $22,361,000 and
$15,756,000 related primarily to common stock issuances resulting from stock option exercises and dividend reinvestment shares issued. Additionally, during 1995, $18,062,000 in long-term debt was consolidated from the minority interest in an asset securitization pool. During 1997, 1996 and 1995, respectively, the Company's non-cash investing activities totaled $12,022,000, $2,004,000 and $23,490,000, relating to mortgage loans consolidated from the minority interests in certain joint ventures.

NOTE 19. SELECTED QUARTERLY DATA (UNAUDITED)

  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          1997
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $21,399   $24,911   $25,111   $25,984
Portfolio income before realized and unrealized gains...  $11,968   $14,095   $12,093   $ 7,910
Net increase in net assets resulting from operations....  $12,646   $18,296   $17,146   $13,216
Basic earnings per common share.........................  $  0.27   $  0.37   $  0.35   $  0.25
Diluted earnings per common share.......................  $  0.27   $  0.37   $  0.35   $  0.25

                                                                          1996
                                                          -------------------------------------
                                                           QTR 1     QTR 2     QTR 3     QTR 4
                                                          -------   -------   -------   -------
Total interest and related portfolio income.............  $19,412   $20,866   $20,753   $23,906
Portfolio income before realized and unrealized gains...  $11,284   $11,665   $11,592   $13,035
Net increase in net assets resulting from operations....  $18,935   $11,090   $16,855   $ 8,067
Basic earnings per common share.........................  $  0.42   $  0.24   $  0.35   $  0.18
Diluted earnings per common share.......................  $  0.42   $  0.23   $  0.34   $  0.18

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                          CONSOLIDATING BALANCE SHEET

                                                                        DECEMBER 31, 1997
                                        ----------------------------------------------------------------------------------
                                                     ALLIED      ALLIED     ALLIED                            CONSOLIDATED
                                          ACC      INVESTMENT   FINANCIAL    SBLC     OTHERS   ELIMINATIONS      TOTAL
                                        --------   ----------   ---------   -------   ------   ------------   ------------
                                                                          (IN THOUSANDS)
ASSETS
Portfolio at value:
     Commercial mortgage loans........  $446,342    $     --     $    --    $    --   $   --    $      --       $446,342
     Mezzanine loans and debt
       securities.....................    89,707      64,486      13,649         --       --           --        167,842
     Small Business Administration
       7(a) loans.....................        --          --          --     40,709       --           --         40,709
     Equity interests in portfolio
       companies......................    16,836      21,814       1,256         --       --           --         39,906
     Investments in subsidiaries......    67,293          --          --         --       --      (67,293)            --
     Other portfolio assets...........         8          --          --         43    2,171           --          2,222
                                        --------    --------     -------    -------   ------    ---------       --------
         Total portfolio at value.....   620,186      86,300      14,905     40,752    2,171      (67,293)       697,021
                                        --------    --------     -------    -------   ------    ---------       --------
Cash and cash equivalents.............    25,958      26,024      16,397      1,593      465           --         70,437
U.S. government securities............        --          --      11,091         --       --           --         11,091
Intercompany notes and receivables....    56,167           8          --      1,386       --      (57,561)            --
Other assets..........................    13,809       2,425         761      8,696    3,535           --         29,226
                                        --------    --------     -------    -------   ------    ---------       --------
         Total assets.................  $716,120    $114,757     $43,154    $52,427   $6,171    $(124,854)      $807,775
                                        ========    ========     =======    =======   ======    =========       ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Debentures and notes payable.....  $249,521    $ 40,183     $19,117    $    --   $   --    $      --       $308,821
     Revolving lines of credit........    20,294          --          --     18,548       --           --         38,842
     Accounts payable and accrued
       expenses.......................    12,040       3,961         152      1,828      208           --         18,189
     Dividends and distributions
       payable........................     8,848          --         220         --       --           --          9,068
     Intercompany notes and
       payables.......................     6,967      26,495       1,598     19,915    2,586      (57,561)            --
     Other liabilities................     4,591         816         226        162       --           --          5,795
                                        --------    --------     -------    -------   ------    ---------       --------
                                         302,261      71,455      21,313     40,453    2,794      (57,561)       380,715
                                        --------    --------     -------    -------   ------    ---------       --------
Commitments and contingencies
Preferred stock issued to Small
     Business Administration..........        --          --       7,000         --       --           --          7,000
Shareholders' equity:
     Common stock.....................         5          --          --         --        1           (1)             5
     Additional paid-in capital.......   451,044      22,374      12,134     12,564    1,437      (48,509)       451,044
     Notes receivable from sale of
       common stock...................   (29,611)         --          --         --       --           --        (29,611)
     Net unrealized appreciation
       (depreciation) on portfolio....     1,301       4,689         299       (394)      --       (4,594)         1,301
     Undistributed (distributions in
       excess of) earnings............    (8,880)     16,239       2,408       (196)   1,939      (14,189)        (2,679)
                                        --------    --------     -------    -------   ------    ---------       --------
         Total shareholders' equity...   413,859      43,302      14,841     11,974    3,377      (67,293)       420,060
                                        --------    --------     -------    -------   ------    ---------       --------
         Total liabilities and
           shareholders' equity.......  $716,120    $114,757     $43,154    $52,427   $6,171    $(124,854)      $807,775
                                        ========    ========     =======    =======   ======    =========       ========

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF OPERATIONS

                                                             FOR THE YEAR ENDED DECEMBER 31, 1997
                                       --------------------------------------------------------------------------------
                                                   ALLIED      ALLIED     ALLIED                           CONSOLIDATED
                                         ACC     INVESTMENT   FINANCIAL    SBLC    OTHERS   ELIMINATIONS      TOTAL
                                       -------   ----------   ---------   ------   ------   ------------   ------------
                                                                        (IN THOUSANDS)
Interest and related portfolio
  income:
     Interest........................  $57,067    $ 9,903      $3,637     $6,352   $9,923     $     --       $86,882
     Interest income-intercompany....    3,843         --          --         --      --        (3,843)           --
     Dividends from subsidiaries.....   22,960         --          --         --      --       (22,960)           --
     Net premiums from loan sales....      170         --          --      3,071      --            --         3,241
     Prepayment premiums.............    3,689         --          --         --     347            --         4,036
     Investment advisory fees........   15,439         --          --         --      --       (14,446)          993
     Other income....................      663        107          --         --   1,483            --         2,253
                                       -------    -------      ------     ------   ------     --------       -------
        Total interest and related
          portfolio income...........  103,831     10,010       3,637      9,423   11,753      (41,249)       97,405
                                       -------    -------      ------     ------   ------     --------       -------
Expenses:
     Interest on indebtedness........   16,950      3,897       1,781      1,511   2,813            --        26,952
     Interest on indebtedness-
       intercompany..................       --      1,555          --      1,749     539        (3,843)           --
     Salaries and employee
       benefits......................   10,258         --          --         --      --            --        10,258
     Investment advisory fees........   14,130         --          --         --     316       (14,446)           --
     Legal and accounting............    1,850        200          94        118      --            --         2,262
     General and administrative......    5,677        157         (45)       113     806            --         6,708
     Merger..........................    5,159         --          --         --      --            --         5,159
                                       -------    -------      ------     ------   ------     --------       -------
        Total expenses...............   54,024      5,809       1,830      3,491   4,474       (18,289)       51,339
                                       -------    -------      ------     ------   ------     --------       -------
Portfolio income before realized and
  unrealized gains (losses)..........   49,807      4,201       1,807      5,932   7,279       (22,960)       46,066
                                       -------    -------      ------     ------   ------     --------       -------
Net realized and unrealized gains:
     Net realized gains (losses).....    6,777      3,104         (93)      (132)  1,048            --        10,704
     Net unrealized gains (losses)...    7,919      7,425         934       (711)     --        (8,358)        7,209
                                       -------    -------      ------     ------   ------     --------       -------
        Total net realized and
          unrealized gains
          (losses)...................   14,696     10,529         841       (843)  1,048        (8,358)       17,913
                                       -------    -------      ------     ------   ------     --------       -------
Income before minority interests and
  income taxes.......................   64,503     14,730       2,648      5,089   8,327       (31,318)       63,979
                                       -------    -------      ------     ------   ------     --------       -------
Minority interests...................       --         --          --         --   1,231            --         1,231
Income tax expense...................    1,444         --          --         --      --            --         1,444
                                       -------    -------      ------     ------   ------     --------       -------
Net increase in net assets resulting
  from operations....................  $63,059    $14,730      $2,648     $5,089   $7,096     $(31,318)      $61,304
                                       =======    =======      ======     ======   ======     ========       =======

  The accompanying notes are an integral part of these consolidated financial statements.

                  ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                                                           FOR THE YEAR ENDED DECEMBER 31, 1997
                                   ------------------------------------------------------------------------------------
                                                 ALLIED      ALLIED     ALLIED                             CONSOLIDATED
                                      ACC      INVESTMENT   FINANCIAL    SBLC     OTHERS    ELIMINATIONS      TOTAL
                                   ---------   ----------   ---------   -------   -------   ------------   ------------
                                                                      (IN THOUSANDS)
Cash flows from operating
  activities:
    Net increase in net assets
      resulting from
      operations.................  $  63,060    $ 7,306      $ 1,714    $ 5,088   $ 7,096     $(22,960)      $ 61,304
    Adjustments:
      Net unrealized (gains)
        losses...................     (7,920)        --           --        711        --           --         (7,209)
      Depreciation and
        amortization.............        331         --           --         --       119           --            450
      Amortization of loan
        discounts and fees.......     (7,362)      (314)        (666)      (505)   (1,957)          --        (10,804)
      Deferred income taxes......      1,087         --           --         --        --           --          1,087
      Minority interests.........         --         --           --         --     1,231           --          1,231
      Amortization of deferred
        financing costs..........         --         --           --         --       957           --            957
      Changes in net assets and
        liabilities..............        656      3,475          658     (2,835)    5,254        4,716         11,924
                                   ---------    -------      -------    -------   -------     --------       --------
        Net cash provided by
          operating activities...     49,852     10,467        1,706      2,459    12,700      (18,244)        58,940
                                   ---------    -------      -------    -------   -------     --------       --------
Cash flows from investing
  activities:
    Investments in small business
      concerns...................   (284,563)   (20,949)        (257)   (49,231)   (9,942)          --       (364,942)
    Collections of investment
      principal..................    143,470     26,396       12,544      8,117    42,478           --        233,005
    Proceeds from the sale of
      loans......................     10,546         --           --     43,366        --           --         53,912
    Net (purchase) redemption of
      U.S. government
      securities.................         --        254      (10,555)        --        --           --        (10,301)
    Collections (advances) under
      intercompany notes.........       (990)     1,500           --        (10)     (500)          --             --
    Collections of notes
      receivable from sale of
      common stock...............      6,534         --           --         --        --           --          6,534
    Other investing activities...       (182)        --           --         --        --           --           (182)
                                   ---------    -------      -------    -------   -------     --------       --------
        Net cash provided by
          (used in) investing
          activities.............   (125,185)     7,201        1,732      2,242    32,036           --        (81,974)
                                   ---------    -------      -------    -------   -------     --------       --------
Cash flows from financing
  activities:
    Sale of common stock.........      8,615         --           --         --        --           --          8,615
    Purchase of common stock of
      subsidiaries...............    (15,528)        --           --         --    15,528           --             --
    Common dividends and
      distributions paid.........    (58,194)        --           --         --        --           --        (58,194)
    Dividends paid to parent
      company....................         --     (6,321)      (5,067)    (5,995)     (861)      18,244             --
    Preferred stock dividends....         --         --         (220)        --        --           --           (220)
    Net borrowings under
      (payments on) debentures
      and notes payable..........    134,519     (5,000)      (2,000)        --   (48,596)          --         78,923
    Net borrowings under
      revolving lines of
      credit.....................     (9,144)        --           --      2,887        --           --         (6,257)
    Net payments on government
      securities available for
      sale.......................         --         --           --         --        --           --             --
    Other financing activities...     10,800         --           --         --   (12,037)          --         (1,237)
                                   ---------    -------      -------    -------   -------     --------       --------
        Net cash provided by
          (used in) financing
          activities.............     71,068    (11,321)      (7,287)    (3,108)  (45,966)      18,244         21,630
                                   ---------    -------      -------    -------   -------     --------       --------
Net increase (decrease) in cash
  and cash equivalents...........     (4,265)     6,347       (3,849)     1,593    (1,230)          --         (1,404)
                                   ---------    -------      -------    -------   -------     --------       --------
Cash and cash equivalents at
  beginning of year..............     30,223     19,677       20,247         --     1,694           --         71,841
                                   ---------    -------      -------    -------   -------     --------       --------
Cash and cash equivalents at end
  of year........................  $  25,958    $26,024      $16,398    $ 1,593   $   464     $     --       $ 70,437
                                   =========    =======      =======    =======   =======     ========       ========

  The accompanying notes are an integral part of these consolidated financial statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF ALLIED CAPITAL CORPORATION AND SUBSIDIARIES:

     We have audited the consolidated balance sheets of Allied Capital Corporation and subsidiaries as of December 31, 1997 and 1996, including the consolidated statement of investments as of December 31, 1997, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements and supplementary consolidating financial information referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating financial information referred to below based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. These procedures included the confirmation and physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 1997 and 1996, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended in conformity with generally accepted accounting principles.

     As discussed in Note 3, the consolidated financial statements include investments valued at $697,021,000 as of December 31, 1997 and $607,368,000 as of December 31, 1996, (86 percent and 85 percent, respectively, of total assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the board of directors in arriving at its estimate of value of such investments and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, the board of directors' estimate of values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

     Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Arthur Anderson LLP

Vienna, Virginia
February 20, 1998

                           ALLIED CAPITAL CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 18, 1998

     This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus dated November 18, 1998 relating to this offering (the "Prospectus") and the accompanying prospectus supplement, if any. A copy of the Prospectus may be obtained by calling Allied Capital Corporation at 1-888-818-5298 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.

                               TABLE OF CONTENTS

                                                               PAGE IN THE       LOCATION
                                                                STATEMENT       OF RELATED
                                                              OF ADDITIONAL   DISCLOSURE IN
                                                               INFORMATION    THE PROSPECTUS
                                                              -------------   --------------
General Information and History.............................       B-2         1;11;32
Investment Objective and Policies...........................       B-2         1;11;32
Management..................................................       B-2            47
     Compensation of Executive Officers and Directors.......       B-2            50
     Compensation of Directors..............................       B-4            50
     Stock Option Awards....................................       B-4            50
     Cut-Off Award and Formula Award........................       B-5            50
     Committees of the Board of Directors...................       B-6           N/A
Control Persons and Principal Holders of Securities.........       B-6           N/A
Investment Advisory Services................................       B-7            47
Safekeeping, Transfer and Dividend Paying Agent and
  Registrar.................................................       B-8            60
Accounting Services.........................................       B-8            60
Brokerage Allocation and Other Practices....................       B-8           N/A
Tax Status..................................................       B-9            51

                        GENERAL INFORMATION AND HISTORY

     This SAI contains information with respect to Allied Capital Corporation (the "Company"). The Company changed its name from "Allied Capital Lending Corporation" to "Allied Capital Corporation," effective upon the Merger, which was consummated on December 31, 1997. The Company is a registered investment adviser.

     The Company was initially organized as a corporation in the District of Columbia in 1976 and was reincorporated in the state of Maryland in 1990. The Company changed its name from "Allied Lending Corporation" to "Allied Capital Lending Corporation" in September 1993 in anticipation of its initial public offering in November 1993.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Company is to achieve current income and capital gains. The Company seeks to achieve its investment objective by lending to and investing primarily in private, growing businesses in a variety of industries and in diverse geographic locations primarily in the United States. The Company's lending activities are organized in three areas: mezzanine finance, commercial real estate finance and 7(a) lending. ACC's investment portfolio, resulting from the merger of the portfolios and businesses of Allied I, Allied II, Allied Commercial and Allied Lending, consists of small senior loans, small and medium-sized subordinated loans with equity features, and small and medium-sized commercial mortgage loans. At September 30, 1998, ACC's investment portfolio totaled $739.9 million. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the Prospectus. In addition to its core lending business, the Company also provides advisory services to private investment funds.

                                   MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Under Commission rules applicable to BDCs, the Company is required to set forth certain information regarding the compensation of certain of its executive officers and directors. Prior to the Merger, the Company had no employees and did not pay any cash compensation to any of its officers (other than directors' fees to those of its officers who also were directors). All of the Company's officers and employees were employed by Advisers, which paid all of their cash compensation. The information regarding compensation of the executive officers of the Company contained in this SAI includes the compensation paid by Advisers and the other Predecessor Companies.

     The following table sets forth compensation paid by the Predecessor Companies in all capacities during the year ended December 31, 1997, to all the directors and the four highest paid executive officers of the Company (collectively, the "Compensated Persons").

                               COMPENSATION TABLE

                                                   AGGREGATE                PENSION OR          DIRECTORS FEES
                                               COMPENSATION FROM        RETIREMENT BENEFITS   PAID BY ALL OF THE
                                                 A PREDECESSOR          ACCRUED AS PART OF       PREDECESSOR
           NAME AND POSITION                     COMPANY(1,2)            COMPANY EXPENSES        COMPANIES(6)
           -----------------              ---------------------------   -------------------   ------------------
William L. Walton, Chairman and Chief
  Executive Officer.....................           $765,737(3)                   0                 $57,000
John M. Scheurer, Managing Director.....            490,117(3)                   0                  18,000
Joan M. Sweeney, Managing Director......            453,757(3)                   0                   9,000
G. Cabell Williams III, Managing
  Director..............................            419,864(3)                   0                  13,000
Jon W. Barker, Director (5).............              8,000                      0                   8,000
Eleanor Deane Bierbower, Director (5)...              9,000                      0                   9,000
Brooks H. Browne, Director..............             16,000                      0                  16,000
Joseph A. Clorety III, Director (5).....             14,500                      0                  14,500
Swep T. Davis, Director (5).............             30,250(4)                   0                  10,000
John D. Firestone, Director.............             12,000                      0                  12,000
Robert V. Fleming II, Director (5)......             12,500                      0                  12,500
Michael I. Gallie, Director (5).........             16,500                      0                  16,500
Anthony T. Garcia, Director.............             28,500                      0                  28,500
Lawrence I. Hebert, Director............             16,500                      0                  16,500
Arthur H. Keeney III, Director (5)......              7,000                      0                   7,000
John I. Leahy, Director.................              8,500                      0                   8,500
Robert E. Long, Director................             18,000                      0                  18,000
Robin B. Martin, Director (5)...........             10,500                      0                  10,500
Warren K. Montouri, Director............             11,500                      0                  11,500
John D. Reilly, Director (5)............             35,000                      0                  35,000
Guy T. Steuart II, Director.............             18,000                      0                  18,000
T. Murray Toomey, Director..............             14,000                      0                  14,000
Laura W. van Roijen, Director...........             19,000                      0                  19,000
George C. Williams, Jr. Director,
  Chairman Emeritus.....................            217,325(3,4)                 0                  52,000
Smith T. Wood, Director (5).............             15,500                      0                  15,500

---------------

(1) All options issued under the Old Plans that were unexercised as of December 30, 1997 were canceled in connection with the Merger. See "Option Grants During 1997" table below.

(2) Includes amounts paid by all the Predecessor Companies, including directors' fees.

(3) For Mr. Walton, Mr. Scheurer, Ms. Sweeney and Mr. Williams III, amount includes: (i) salaries for 1997 in the amounts of $277,051, $215,588, $177,864, and $198,919, respectively; (ii) bonuses for 1997 in the amounts of $400,000, $235,000, $250,000, and $190,000, respectively; (iii)
    directors' fees in the amounts of $57,000, $18,000, $9,000 and $13,000, respectively; and (iv) a cash contribution in the amounts of $13,269, $21,529, $16,893, and $17,946, respectively, to the account of each under the Company's ESOP during 1997. In addition, Mr. Walton received $18,418 in consulting fees prior to his appointment as Chairman in February 1997. There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person's total salary and bonus for the year. No portion of the Formula Award has been included herein for any Compensated Person; the Formula Award, which totaled approximately $19 million in the aggregate, will be paid to all recipients in three equal installments on December 31, 1998, 1999, and 2000, and will be expensed for financial reporting purposes similarly. In addition, no portion of the Cut-Off Award has been included herein; the Cut-Off Award, which totaled $2.9 million in the aggregate, will be paid to individuals on the respective vesting date of any options under the Old Plans which were canceled in connection with the Merger. See "-- Cut-Off Award and Formula Award." No portion of the Formula Award or Cut-Off Award was expensed in 1997; each will be expensed in future years.

(4) Consists of directors' fees and consulting fees paid by the relevant Predecessor Company.

(5) Director's term expired at the Meeting, and such director was not nominated for re-election.

(6) Consists only of directors' fees paid by the Predecessor Companies during 1997. Such fees are also included in the column titled "Aggregate Compensation from a Predecessor Company."

COMPENSATION OF DIRECTORS

     During 1997, each director received a fee of $1,000 for each meeting of the board of directors of the Predecessor Company or Companies for which he or she served as a director in 1997 or any separate committee meeting attended, and $500 for each committee meeting attended on the same day as a board of directors meeting. In addition, the directors of Allied Commercial each received an annual retainer of $12,000; the Company does not currently pay any such retainer. In connection with the Merger, each of the Predecessor Companies' stock option plans were canceled, and any unexercised or unvested stock options previously granted to directors were canceled at the end of 1997. Directors are eligible for stock option awards under the Company's current stock option plan, provided that the Commission grants exemptive relief to permit such awards. No grants have been made to directors under the Company's current stock option plan. See "-- Stock Option Awards" and "Management -- Compensation Plans -- Stock Option Plan" in the Prospectus.

STOCK OPTION AWARDS

     Prior to the Merger, each of the Predecessor Companies maintained a stock option plan (the "Old Plans"). In connection with the Merger, the Old Plans were terminated, and the Company adopted a new stock option plan (the "New Plan") effective January 1, 1998. Therefore, the information contained in this SAI regarding stock option awards to directors and executive officers during 1997 represents awards made under all the Old Plans.

     The following table sets forth the details relating to option grants in 1997 to Compensated Persons of all the Predecessor Companies under the Old Plans, and the potential realizable value of each grant, as prescribed to be calculated by the Commission. As discussed below under "Formula Award and Cut-Off Award," upon the consummation of the Merger, each Old Plan was terminated, and all unexercised or unvested stock options under the Old Plans were canceled. After the consummation of the Merger, the Company adopted the New Plan for directors and officers. See "Management -- Compensation Plans -- Stock Option Plan" in the Prospectus.

                           OPTION GRANTS DURING 1997

                                                                                  POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED ANNUAL
                                 NUMBER OF    PERCENT                                   RATES OF             1997
                                SECURITIES    OF TOTAL   EXERCISE                  STOCK APPRECIATION       OPTIONS
                                UNDERLYING    OPTIONS     PRICE                   OVER 10-YEAR TERM(2)     CANCELED
                                  OPTIONS     GRANTED      PER      EXPIRATION   -----------------------     UPON
             NAME               GRANTED (1)   IN 1997     SHARE        DATE          5%          10%       MERGER(1)
             ----               -----------   --------   --------   ----------       --          ---       ---------
William L. Walton.............    150,000(3)   49.1%      $15.33      5/2/07     $1,445,672   $3,663,615    112,500
                                  100,000(4)   28.9%       18.25      5/2/07      1,147,733    2,908,580     75,000
                                  125,000(5)   40.3%       23.13     5/12/07      1,817,899    4,606,912     93,750
                                  200,000(6)   93.8%        4.65      5/2/07        536,005    1,404,368    150,000
                                  100,000(7)    100%       15.13      5/9/07        951,203    2,410,535     75,000
John M. Scheurer..............     24,996(5)    8.1%      $23.75     6/24/07     $  373,346   $  946,133     19,996
Joan M. Sweeney...............     15,468(3)    5.1%      $15.88     5/21/07     $  154,428   $  391,351      9,169
                                   22,111(4)    6.4%       21.00     5/21/07        292,015      740,024     17,350
                                    8,332(5)    2.7%       23.75     6/24/07        124,449      315,378      7,507
G. Cabell Williams III........     25,680(4)    7.4%      $21.00     5/21/07     $  339,150   $  859,473     21,496
                                    4,166(5)    1.3%       23.75     6/24/07         62,224      157,689      4,166
George C. Williams, Jr. ......     30,000(3)    9.8%      $15.88     5/21/07     $  299,511   $  759,020     22,500
                                   30,000(4)    8.7%       21.00     5/21/07        396,204    1,004,058     22,500
Swep T. Davis.................     13,333(6)    6.2%      $ 5.33     3/19/07     $   44,650   $  113,153         --

---------------

(1) All unvested and unexercised options under the Old Plans were canceled in connection with the Merger, including those granted in 1997.

(2) Potential realizable value is calculated on 1997 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

(3) Options granted under Allied I's Old Plan.

(4) Options granted under Allied II's Old Plan.

(5) Options granted under Allied Commercial's Old Plan.

(6) Options granted under Advisers' Old Plan.

(7) Options granted under Allied Lending's Old Plan.

CUT-OFF AWARD AND FORMULA AWARD

     As discussed in the Prospectus, prior to the Merger options had been granted under the Old Plans to various employees of Advisers, who were also officers of the Predecessor Companies. In preparation for the Merger, the Compensation Committee of Advisers, in conjunction with the Compensation Committee of the other Predecessor Companies, determined that the five Old Plans should be terminated upon the Merger, so that the new merged Company would be able to develop a new plan that would incent all officers and directors with a single equity security. The existence of the Old Plans had resulted in certain inequities in option grants among the various officers of the Predecessor Companies simply because of the differences in the underlying equity securities.

     To balance stock option awards among Advisers' employees, and to account for the deviations caused by the existence of five plans by five different publicly traded stocks, Advisers developed two special awards to be granted in lieu of options under the Old Plans that would be foregone upon the Merger and the cancellation of the Old Plans.

     Cut-Off Award. The first award established a cut-off dollar amount as of the date of the announcement of the Merger (August 14, 1997) that would be computed for all outstanding, but unvested options that would be canceled as of the date of the Merger (the "Cut-Off Award"). The Cut-Off Award was designed to cap the appreciated value in unvested options as of the Merger announcement date in order to set the foundation to balance option awards upon the Merger. The Cut-Off Award, in the aggregate, was computed to be $2.9 million, and is equal to the difference between the market price of the shares of stock underlying the canceled options under the Old Plans at August 14, 1997, less the exercise prices of the options. The Cut-Off Award will be payable for each canceled option as the canceled options would have vested and will vest automatically in the event of a change of control. The Cut-Off Award will only be payable if the award recipient is employed by the Company on the future vesting date. The following table indicates the Cut-Off Award for each Compensated Person, and the related vesting schedule.

         CUT-OFF AWARD RECIPIENT              1998       1999       2000      2001      2002     THEREAFTER
         -----------------------            --------   --------   --------   -------   -------   ----------
William L. Walton.........................  $170,157   $170,157   $170,157   $     0   $     0    $      0
John M. Scheurer..........................    29,248     29,248     29,248    29,248    27,998     142,770
Joan M. Sweeney...........................    38,964     37,678     36,602     2,026         0           0
G. Cabell Williams III....................    88,257     46,803     39,678    21,152    18,916           0
George C. Williams, Jr....................    32,685      4,687     52,373         0         0           0

     Formula Award. The second award (the "Formula Award") was designed to compensate officers from the point when their unvested options would cease to appreciate in value pursuant to the Cut-Off Award (i.e., August 14, 1997) up until the time in which they would be able to receive option awards in the Company after the Merger became effective. In the aggregate, the Formula Award equaled six percent (6%) of the difference between the combined aggregate market capitalizations of the Predecessor Companies as of the close of the market on December 30, 1997, and the combined aggregate market capitalizations of the Predecessor Companies on August 14, 1997. In total, the combined aggregate market capitalization of the Predecessor Companies increased by $319 million from August 14, 1997 to December 30, 1997, and the aggregate Formula Award was approximately $19 million.

     Adviser's Compensation Committee designed the Formula Award as a long-term incentive compensation program to be a replacement for canceled stock options and to balance share ownership among key officers for past and prospective service. The terms of the Formula Award require that the award be contributed to the Company's deferred compensation plan, and used to purchase shares of the Company in the open market.

     The Formula Award vests and accrues equally over a three-year period, on the anniversary of the Merger date (December 31, 1997), and vests automatically in the event of a change of control of the Company. If an officer terminates employment with the Company prior to the vesting of any part of the Formula Award, that amount will be forfeited to the Company. Assuming all officers meet the vesting requirement, the Company will accrue the Formula Award over the three-year period in equal amounts of approximately $6.4 million. The following table indicates the Formula Award for each Compensated Person, and the related vesting schedule.

                  FORMULA AWARD RECIPIENT                       1998         1999         2000
                  -----------------------                       ----         ----         ----
William L. Walton..........................................  $1,472,451   $1,472,451   $1,472,451
John M. Scheurer...........................................     400,228      400,228      400,228
Joan M. Sweeney............................................     862,761      862,761      862,761
G. Cabell Williams III.....................................     400,664      400,664      400,664
George C. Williams, Jr.....................................     601,068      601,068      601,068

COMMITTEES OF THE BOARD OF DIRECTORS

     The board of directors of the Company has established an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee. Each of the Predecessor Companies maintained similar committees (as appropriate) prior to the consummation of the Merger.

     The Executive Committee of the Company has and may exercise those rights, powers and authority of the board of directors as may from time to time be granted to it by the board of directors, except where action by the board of directors is required by statute, an order of the Securities and Exchange Commission (the "Commission") or the Company's Charter or bylaws. The Executive Committee of the Company consists of Messrs. Walton, Leahy, Long, Montouri, and Williams. The Executive Committee met twice during 1997.

     The Audit Committee of the Company recommends the selection of independent public accountants for the Company, reviews with such independent public accountants the planning, scope and results of their audit of the Company's financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews the annual financial statements of the Company and receives audit reports and financial statements of the Company. The Audit Committee of the Company consists of Messrs. Browne, Leahy and Steuart. The Audit Committee met four times during 1997.

     The Compensation Committee of the Company determines the compensation for the executive officers of the Company and the amount of salary and bonus to be included in the compensation package for each of the Company's officers and employees. In addition, the Compensation Committee approves stock option grants for officers of the Company under the Company's Stock Option Plan. The Compensation Committee of the Company consists of Messrs. Browne, Long, Firestone and Garcia. The Compensation Committee met three times during 1997, including one joint committee meeting with the Compensation Committees of the Acquired Companies.

     The Nominating Committee of the Company recommends candidates for election as directors. The Nominating Committee of the Company consists of Messrs. Walton, Herbert, Toomey and Steuart, and Ms. van Roijen. The Nominating Committee did not meet in 1997 since it was formed late in 1997. The Nominating Committee met on March 3, 1998.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 13, 1998, there were no persons that owned 25% or more of the Company's outstanding voting securities, and no person would be deemed to control the Company, as such term is defined in the 1940 Act.

     The following table sets forth, at November 13, 1998, the beneficial ownership of each current director, the Chief Executive Officer, the Company's executive officers, and the executive officers and directors as a group. The address for each director and executive officer is 1919 Pennsylvania Ave, NW, Washington,

DC 20006. At this time the Company is unaware of any shareholder owning 5% or more of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

                          NAME OF                              NUMBER OF SHARES         PERCENTAGE OF
                      BENEFICIAL OWNER                        OWNED BENEFICIALLY          CLASS (1)
------------------------------------------------------------  ------------------        -------------
DIRECTORS:
William L. Walton...........................................        582,042(2, 3)             1.1%
Brooks H. Browne............................................         39,934                    *
John D. Firestone...........................................         17,783                    *
Anthony T. Garcia...........................................         52,507                    *
Lawrence I. Hebert..........................................         16,800                    *
John I. Leahy...............................................         16,318                    *
Robert E. Long..............................................          9,796                    *
Warren K. Montouri..........................................        196,182                    *
Guy T. Steuart II...........................................        317,180(4)                 *
T. Murray Toomey, Esq.......................................         33,266(5)                 *
Laura W. van Roijen.........................................         28,302                    *
George C. Williams, Jr......................................        332,978                    *
EXECUTIVE OFFICERS:
Philip A. McNeill...........................................        126,182(2)                 *
Penni F. Roll...............................................         51,821(2)                 *
John M. Scheurer............................................        290,901(2)                 *
Joan M. Sweeney.............................................        221,660(2)                 *
G. Cabell Williams III......................................        667,943(2, 3)             1.3%
All directors and executive officers as a group (17 in
  number)...................................................      2,683,265(6)                5.1%

---------------
 *  Less than 1%

(1) Based on a total of 52,298,351 shares of the Company's common stock issued and outstanding on November 13, 1998 and shares of the Company's common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer. At this time, no options have been granted to non-officer directors.

(2) Share ownership includes 109,865, 17,505, 15,528, 52,854, 53,212, and 37,234 shares which Mr. Walton, Mr. McNeill, Ms. Roll, Mr. Scheurer, Ms. Sweeney, and Mr. Williams III, respectively, have options to purchase that are exercisable within 60 days of November 13, 1998. Share ownership also includes 547, 7,025, 2,510, 19,430, 7,986, and 61,636 shares, respectively, for Mr. Walton, Mr. McNeill, Ms. Roll, Mr. Scheurer, Ms. Sweeney and Mr. Williams III, respectively, allocated to their respective ESOP accounts through June 30, 1998.

(3) Includes 276,868 shares held by the ESOP at November 13, 1998, of which Messrs. Walton and Williams III are co-trustees. Participants in the ESOP may direct the voting of these shares; however, if a participant does not direct the voting, the co-trustees of the ESOP will vote the shares on behalf of the participants. Messrs. Walton and Williams III disclaim beneficial ownership of such shares. As of November 13, 1998, all shares held in the ESOP had been allocated to participants' accounts except 15,201 shares.

(4) Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(5) Shares are held by a trust for the benefit of Mr. Toomey and his wife.

(6) Includes a total of 333,330 shares underlying stock options exercisable within 60 days of November 13, 1998, which are assumed to be outstanding for the purpose of calculating the group's percentage ownership, and 276,868 shares held by the ESOP.

                          INVESTMENT ADVISORY SERVICES

     The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser. The Company is a registered investment adviser under the Advisers Act and provides advisory services to other entities. The Company currently has 63 investment and other professionals, as well as 38 other employees, that manage the investments of the Company as well as the investments of other managed entities. All investments of the Company must be approved by the Company's investment committee, which is composed of senior investment professionals of the Company. See "Management" in the Prospectus.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     The investments of the Company and its subsidiaries are held in safekeeping by Riggs Bank N.A. ("Riggs") at 808 17th Street, N.W., Washington, D.C. 20006. LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007, serves as the trustee and custodian with respect to assets of the Company held for securitization purposes. American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005 acts as the Company's transfer, dividend paying and reinvestment plan agent and registrar.

                              ACCOUNTING SERVICES

     Arthur Andersen LLP ("Andersen") has served as the independent accountant to the Company since December 31, 1997. Prior to the year ended December 31, 1997, Allied Lending's financial statements were audited by Matthews, Carter and Boyce, P.C., or its predecessor ("Matthews"). On December 12, 1997, Matthews resigned, effective upon the consummation of the Merger, and Andersen was engaged and continues as the independent accountants of the Company. The decision to change accountants was recommended by the Company's Audit Committee and was approved by the board of directors of the Company.

     For the year ended December 31, 1996, and up to the date of resignation of Matthews, there were no disagreements with Matthews on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Matthews, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent accountants' report on the 1996 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of Andersen and Matthews has advised the Company that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in the Company or its subsidiaries.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                                   TAX STATUS

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and to an investment in the Common Stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective shareholders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Common Stock. This summary assumes that the investors in the Company hold shares as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the Common Stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities and financial institutions. This summary does not discuss any aspects of foreign, state or local tax laws.

     The Company. The Company has elected for each taxable year to be treated as a "regulated investment company" or "RIC" under Subchapter M of the Code and intends to continue to maintain that status. If the Company distributes to stockholders annually in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gains) (the "90% Distribution Requirement"), it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gains (net long-term capital gain in excess of net short-term capital loss) distributed to stockholders. In addition, if the Company distributes in a timely manner 98% of its capital gain net income for each one-year period ending on December 31, and distributes 98% of its net ordinary income for each calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of RICs. The Company generally will endeavor to distribute to stockholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that such Company will not incur income and excise taxes on its earnings.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities (the "90% Income Test"); and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets is invested in the securities of one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses. The failure of one or more of the Company's subsidiaries to continue to qualify as RICs could adversely affect the Company's ability to satisfy the foregoing diversification requirements.

     If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, the Company will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the relevant entity in the same taxable year and to make distributions accordingly.

     Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet distribution requirements, the Company may make such dispositions at times which, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits). In contrast, as is explained below, if the Company qualifies as a RIC, a portion of its distributions may be characterized as long-term capital gain in the hands of stockholders.

     U.S. Stockholders. Other than distributions properly designated as "capital gain dividends" as is described below, dividends to U.S. Stockholders (as defined below) of the investment company taxable income of the Company will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. A "U.S. Stockholder" is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person. Distributions of the Company's net capital gain properly designated by the Company as "capital gain dividends" will be taxable to stockholders as a long-term capital gain regardless of the stockholder's holding period for his or her shares. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of the stockholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to the stockholder. For a summary of the tax rates applicable to capital gains, including capital gains dividends, see discussion below.

     To the extent that the Company retains any net capital gain, it may designate such retained gain as "deemed distributions" and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders will be required to report their share of retained net capital gain on their tax returns as if it had been distributed to them and report a credit, or claim or refund for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her shares. Since the Company expects to pay tax on net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid will exceed the amount of tax that such stockholders would be required to pay on net capital gain.

     Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a Form 990T or an income tax return on the appropriate form that allows them to recover the taxes paid on their behalf.

     Any dividend declared by the Company in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the stockholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his or her shares.

     A stockholder may recognize taxable gain or loss if he or she sells or exchanges his or her shares. Any gain arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of shares generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if the stockholder has held his or her shares for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares and, for this purpose, the special rules of Section 246(c)(3) and (4) of the Code generally apply in determining the holding period of shares. It is unclear how any such long-term capital loss offsets capital gains taxable at different rates. All or a portion of any loss realized upon a taxable disposition of shares of the Company may be disallowed if other shares of the Company are purchased (under a DRIP Plan or otherwise) within 30 days before or after the disposition.

     In general, net capital gain (the excess of net long-term capital gain over net short-term capital loss) of non-corporate taxpayers is currently subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) while other income may be taxed at rates as high as 39.6%. Corporate taxpayers are currently subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

     The Company will send to each of its stockholders, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder's particular situation. The Company's ordinary income dividends to its corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Company has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Company are not eligible for the dividends received deduction.

     Non-U.S. Stockholders. A Stockholder that is not a U.S. Stockholder (a "Non-U.S. Stockholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Company (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such stockholder. Accordingly, investment in the Company is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of Stock will not be subject to United States federal income tax in the case of (i) a Non-U.S. Stockholder that is a corporation and (ii) a Non-U.S. Stockholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Stockholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their stock. See "Backup Withholding" below.

     If income from the Company or gains realized from the sale of Stock is effectively connected with a Non-U.S. Stockholder's United States trade or business, then such amounts will be subject to United States federal income tax at the tax rates applicable to United States persons. Non-U.S. Stockholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Company that is effectively connected with a United States trade or business.

     The United States Treasury Department recently issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and information reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Stockholders to furnish new certification of their foreign status not later than December 31, 1999. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in stock.

     The tax consequences to a Non-U.S. Stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. An applicable tax treaty may reduce the rate or the scope of U.S. taxation imposed on the income of an eligible Non-U.S. Stockholder. Non-U.S. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisors with respect to the tax implications of purchasing, holding and disposing of stock.

     Backup Withholding. The Company may be required to withhold United States federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate stockholders. This tax may be withheld from dividends if (i) the Stockholder fails to furnish the Company with its correct taxpayer identification number, (ii) the IRS notifies the Company that the Stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the Stockholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Company may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such Stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Stockholder may be refunded or credited against such Stockholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE COMPANY, INCLUDING THE POSSIBLE EFFECT OF ANY PENDING LEGISLATION OR PROPOSED REGULATION.

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